PROSPECTUS | DECEMBER 31, 2001
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YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
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INVESCO COUNSELOR SERIES FUNDS, INC.

INVESCO ADVANTAGE FUND--CLASS A, B AND C
INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND--CLASS A, B AND C
INVESCO GLOBAL GROWTH FUND--CLASS A, B AND C

THREE MUTUAL FUNDS DESIGNED FOR INVESTORS SEEKING LONG-TERM CAPITAL GROWTH. CLASS A, B AND C SHARES ARE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES.

TABLE OF CONTENTS

Investment Goals, Strategies And Risks......................................3
Fund Performance............................................................7
Fees And Expenses...........................................................9
Investment Risks...........................................................11
Principal Risks Associated With Advantage Fund.............................11
Principal Risks Associated With Advantage Global Health Sciences Fund......14
Principal Risks Associated With Global Growth Fund.........................16
Temporary Defensive Positions..............................................19
Portfolio Turnover.........................................................20
Fund Management............................................................20
Portfolio Managers.........................................................21
Potential Rewards..........................................................21
Share Price................................................................22
How To Buy Shares..........................................................22
Your Account Services......................................................29
How To Sell Shares.........................................................29
Taxes......................................................................32
Dividends And Capital Gain Distributions...................................32
Financial Highlights.......................................................34

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

                           [INVESCO ICON] INVESCO(R)

The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Funds. Together with our affiliated companies, we at INVESCO direct all aspects of the management of the Funds.

This Prospectus contains important information about the Funds' Class A, B and C shares, which are sold primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investments amounts, and fees and expenses). Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares."

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON] INVESTMENT GOALS & STRATEGIES
[ARROWS ICON] POTENTIAL INVESTMENT RISKS
[GRAPH ICON] PAST PERFORMANCE
[INVESCO ICON] WORKING WITH INVESCO
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[KEY ICON][ARROWS ICON] INVESTMENT GOALS, STRATEGIES AND RISKS

FACTORS COMMON TO ALL THE FUNDS
The Funds seek long-term capital growth. They invest primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options, futures and other investments whose values are based upon the values of equity securities. Advantage and Advantage Global Health Sciences Funds also engage in short-selling and may engage in borrowing to fund the purchase of securities, a practice known as leveraging.

The Funds are managed in the growth style. At INVESCO, growth investing starts with research from the "bottom up," and focuses on company fundamentals and growth prospects.

We seek securities for the Funds that meet the following standards:
o EXCEPTIONAL GROWTH: The markets and industries they represent are growing significantly faster than the economy as a whole.
o LEADERSHIP: They are leaders-- or emerging leaders-- in their markets, securing their positions through technology, marketing, distribution or some other innovative means.
o FINANCIAL VALIDATION: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style. The prices of securities of smaller companies tend to move up and down more rapidly than securities of larger, more established companies. When a Fund concentrates its investments in the securities of smaller companies, the price of Fund shares tends to fluctuate more than it would if the Fund invested in securities of larger companies.

The Funds seek to participate in the initial public offering ("IPO") market, and a significant portion of a Fund's returns may be attributable to IPO investments; the impact on the Fund's performance of IPO investments will be magnified if the Fund has a small asset base. Although the IPO market in recent years has been robust, there is no guarantee that it will continue to be so, and, as a Fund's assets grow, there is no guarantee that the impact of IPO investing will produce positive performance.

At any given time, the Funds may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. Other than Advantage Global Health Sciences Fund, the Funds are not limited with respect to sectors in which they can invest. If the portfolio managers allocate more of their respective Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business or other developments which generally affect the sector.

[KEY ICON] INVESCO ADVANTAGE FUND -- CLASS A, B AND C

The Fund seeks long-term capital growth. It is aggressively managed. The Fund is not restricted to investing in companies of any particular market capitalization. It invests at least 65% of its assets in the securities of companies that, at the time of purchase, INVESCO believes will give the Fund an investment advantage, i.e., an unusual development in a company or group of companies which INVESCO believes has the potential for above-average growth in revenues and earnings and has favorable prospects for future growth. Advantageous situations may involve:

o a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts;
o changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or development of an emerging industry;
o    new or changed management, or material changes in management policies;
o    reorganizations, recapitalizations, mergers and liquidations;
o significant economic or political occurrences, including changes in foreign or domestic import and tax laws or other regulations; or
o other events, including a major change in demographic patterns, favorable litigation settlements, or natural disasters.

Although large and well-known companies may be involved, advantageous investment opportunities more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and potentially advantageous situations often involve much greater risk than investments in other securities. Advantageous situations involve change, and, although INVESCO believes that changes will provide the Fund with an investment advantage, changes are inherently unpredictable and may not ultimately develop to the benefit of the Fund.

A principal investment technique of the Fund is to "sell short" significant amounts of securities. In a short sale, the Fund sells a security it does not own in expectation that its price will decline by the time the Fund closes out the short position by purchasing the security at the then-prevailing market price. When the Fund sells a security short, INVESCO believes that the security sold short will decrease in value more quickly than the market as a whole.

The Fund may, from time to time, discontinue public sales of its shares to new investors. Existing shareholders of a Fund who maintain open accounts would be permitted to make additional investments in the Fund. During any closed period, the Fund may impose different standards for additional investments. Also, during a closed period, the Fund will continue to pay Rule 12b-1 fees. The Fund may also choose to resume sales of shares to new investors.

The Fund is subject to other principal risks such as those associated with derivatives, including options and futures. The Fund will use derivatives to hedge certain risks in the portfolio and to attempt to enhance Fund performance. Although the performance of derivatives is tied to that of the market, there is a risk that derivatives will not perform as expected. In addition, there is a risk that parties with whom the Fund enters into derivatives transactions will not be able to perform their obligations to the Fund. The Fund may borrow to buy securities. To the extent that the Fund does borrow, the risk of loss is magnified if the value of the security purchased decreases. The Fund will invest in securities of non-U.S. issuers, which generally carry not only market risks, but also risks that are not present with investing in U.S. securities. The Fund is also not diversified, which means that it may concentrate its investments in the securities of a comparatively small number of issuers. Changes in the prices of those securities will have a greater impact on the price of Fund shares than if the Fund was invested in a wider range of securities.

In addition, the Fund is subject to other principal risks such as market, liquidity, counterparty, foreign securities, lack of timely information and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With Advantage Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[KEY ICON] INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND -- CLASS A, B AND C

The Fund seeks capital growth. It is aggressively managed. The Fund invests at least 80% of its assets in the equity securities and equity-related instruments of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology, and health care companies. A portion of the Fund's assets is not required to be invested in the health sciences sector. To determine whether a potential investment is truly doing business in the health sciences sector, a company must meet at least one of the following tests:

o At least 50% of its gross income or its net sales must come from activities in the health sciences sector;
o At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or
o Based on other available information, we determine that its primary business is within the health sciences sector.

The Fund will, under normal circumstances, invest primarily in issuers from at least three different countries, including the United States. The Fund may at times invest in fewer than three countries or even a single country. We define a "foreign" company as one that has its principal business activities outside of the United States. Since many companies do business all over the world, including in the United States, we look at several factors to determine where a company's principal business activities are located, including:

o    The physical location of the company's management personnel; and
o    Whether more than 50% of its assets are located  outside the United States;
     or
o    Whether more than 50% of its income is earned outside the United States.

We target strongly managed, innovative companies with new or dominant products. INVESCO attempts to blend well-established health care firms with faster-growing, more dynamic entities. Well-established health care companies typically provide liquidity and earnings visibility for the portfolio and represent core holdings in the Fund. The Fund also invests in high growth, earlier stage companies whose future profitability could be dependent upon increasing market shares from one or a few key products. The companies often have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices, and could have an adverse impact upon the companies' future growth and profitability.

Changes in government regulation could also have an adverse impact. Continuing technological advances may mean rapid obsolescence of products and services.

The Fund is not restricted to investing in companies of any particular market capitalization. It invests primarily in the securities of companies that INVESCO believes will give the Fund an investment advantage, i.e., an unusual development in a company or group of companies which INVESCO believes has the potential for above-average growth in revenues and earnings and has favorable prospects for future growth. Advantageous situations may involve:

o a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts;
o changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or development of an emerging industry;
o    new or changed management, or material changes in management policies;
o    reorganizations, recapitalizations, mergers and liquidations;
o significant economic or political occurrences, including changes in foreign or domestic import and tax laws or other regulations; or
o other events, including a major change in demographic patterns, favorable litigation settlements, or natural disasters.

Although large and well-known companies may be involved, advantageous investment opportunities more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and potentially advantageous situations often involve much greater risk than investments in other securities. Advantageous situations involve change, and, although INVESCO believes that changes will provide the Fund with an investment advantage, changes are inherently unpredictable and may not ultimately develop to the benefit of the Fund.

The Fund's investments may be diversified across the health sciences sector. However, because the Fund's investments are limited to a comparatively narrow segment of the economy, the Fund's investments are not as diversified as investments of most mutual funds, and far less diversified than the broad securities markets. This means that the Fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to go up and down more rapidly. As a result, the value of your investment in the Fund may rise or fall rapidly.

A principal investment technique of the Fund is to "sell short" significant amounts of securities. In a short sale, the Fund sells a security it does not own in expectation that its price will decline by the time the Fund closes out the short position by purchasing the security at the then-prevailing market price. When the Fund sells a security short, INVESCO believes that the security sold short will decrease in value more quickly than the market as a whole.

The Fund may, from time to time, discontinue public sales of its shares to new investors. Existing shareholders of a Fund who maintain open accounts would be permitted to make additional investments in the Fund. During any closed period, the Fund may impose different standards for additional investments. Also, during a closed period, the Fund will continue to pay Rule 12b-1 fees. The Fund may also choose to resume sales of shares to new investors.

The Fund is subject to other principal risks such as those associated with derivatives, including options and futures. The Fund will use derivatives to hedge certain risks in the portfolio and to attempt to enhance Fund performance. Although the performance of derivatives is tied to that of the market, there is a risk that derivatives will not perform as expected. In addition, there is a risk that parties with whom the Fund enters into derivatives transactions will not be able to perform their obligations to the Fund. The Fund may borrow to buy securities. To the extent that the Fund does borrow, the risk of loss is magnified if the value of the security purchased decreases. The Fund will invest in securities of non-U.S. issuers, which generally carry not only market risks, but also risks that are not present with investing in U.S. securities. The Fund is also not diversified, which means that it may concentrate its investments in the securities of a comparatively small number of issuers. Changes in the prices of those securities will have a greater impact on the price of Fund shares than if the Fund was invested in a wider range of securities.

In addition, the Fund is subject to other principal risks such as market, liquidity, counterparty, foreign securities, lack of timely information and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With Advantage Global Health Sciences Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[KEY ICON] INVESCO GLOBAL GROWTH FUND -- CLASS A, B AND C

The Fund seeks long-term capital growth. It is actively managed. The Fund invests at least 65% of its assets in common stocks throughout the world. The Fund invests in companies of all sizes and typically invests in issuers from at least three different countries, including the United States. The Fund may at times invest in fewer than three countries or even a single country. We define a "foreign" company as one that has its principal business activities outside of the United States. Since many companies do business all over the world, including in the United States, we look at several factors to determine where a company's principal business activities are located, including:

o    The physical location of the company's management personnel; and
o    Whether more than 50% of its assets are located  outside the United States;
     or
o    Whether more than 50% of its income is earned outside the United States; or
o    Whether more than 50% of its revenue is earned outside the United States.

The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively frequently.

The Fund will have significant exposure to foreign markets. As a result, the price of Fund shares may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund is subject to other principal risks such as emerging markets, market, liquidity, derivatives, options and futures, counterparty, lack of timely information and portfolio turnover risks. These risks are described and discussed later in this Prospectus under the headings "Investment Risks" and "Principal Risks Associated With Global Growth Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON] FUND PERFORMANCE

Since Advantage and Global Growth Funds' shares were not offered until August 25, 2000 and November 29, 2000, respectively, the Funds do not yet have a full calendar year of performance. Accordingly, performance is not included for those Funds.

Advantage Global Health Sciences Fund ("AGHS Fund") is the successor to INVESCO Global Health Sciences Fund ("GHS Fund") pursuant to a reorganization that took place on May 16, 2001. As a result of the reorganization, GHS Fund shareholders received Class A shares of AGHS Fund. The performance information below is that of GHS Fund. GHS Fund was managed by INVESCO and had similar investment objectives and investment restrictions as AGHS Fund. Thus, performance of the Fund would have been similar except that the Fund's returns would have differed to the extent of differing levels of expenses. Also, GHS Fund was subject to different investment policies and strategies, such as different diversification requirements under the Investment Company Act of 1940, the ability to leverage, and the greater ability to short securities. If these policies were applied to AGHS Fund, the total returns shown would vary. IN THIS REGARD, THE RETURNS REFLECTED IN THE BAR CHART AND TABLE BELOW DO NOT REFLECT CLASS A, B OR C SHARES' TOTAL EXPENSES. IF THE EFFECT OF THESE EXPENSES WERE REFLECTED, THE RETURNS WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE CLASS A, CLASS B AND CLASS C SHARES HAVE HIGHER TOTAL EXPENSES THAN GHS FUND.

The bar chart below shows the actual yearly performance of GHS Fund (commonly known as its "total return") for the years ended December 31 since inception. THE RETURNS IN THE BAR CHART DO NOT REFLECT THE SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSCS) FOR CLASS B AND CLASS C SHARES; IF THEY DID, THE TOTAL RETURNS SHOWN WOULD BE LOWER. The table below shows average annual total returns of GHS Fund reduced to reflect the maximum applicable sales charge for Class A shares and the maximum applicable CDSCs for Class B and Class C shares, respectively, for various periods ended December 31, 2000 compared to the S&P Health Care Composite Index and the Morgan Stanley Health Care Product Index. THE CHART AND TABLE ALSO DO NOT REFLECT AN ASSET-BASED FEE IN EXCESS OF 0.25% OF AVERAGE NET ASSETS; IF THEY DID, THE TOTAL RETURNS SHOWN WOULD BE LOWER. The information in the chart and table illustrates the variability of GHS Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
                           GLOBAL HEALTH SCIENCES FUND
                  ACTUAL ANNUAL TOTAL RETURN(1),(2),(3),(4),(5)
================================================================================
                               [GRAPHIC OMITTED]
1993      1994      1995       1996       1997       1998       1999      2000
(5.52%)   2.21%     67.34%     9.31%      17.52%     32.34%     (0.76%)   32.21%
--------------------------------------------------------------------------------
Best Calendar Qtr.      6/00    23.90%
Worst Calendar Qtr.     3/93   (14.56%)

--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURN
                                                         AS OF 12/31/00
--------------------------------------------------------------------------------
                                                                        SINCE
                                             1 YEAR      5 YEARS      INCEPTION

Global Health Sciences Fund
  Class A(1),(2)                             24.92%       16.09%       13.99%(5)
  Class B(1),(2)                             27.21%       17.20%       14.71%(5)
  Class C(1),(2)                             31.21%       17.41%       14.71%(5)
S&P Health Care Composite Index(6)           35.87%       25.60%       18.52%(5)
Morgan Stanley Health Care Product Index(6)  30.71%       26.50%       32.79%(7)

(1) Total return figures include reinvested dividends and capital gain distributions.
(2) The total returns are for GHS Fund, which reorganized into AGHS Fund's Class A shares on May 16, 2001. If the effect of Class A's, Class B's and Class C's total expenses, including the 12b-1 fee, were reflected, returns would be lower than those shown. Returns have been adjusted to include the effect of Class A's front-end sales charge and Class B's and C's CDSC.
(3) The year-by-year returns are for GHS Fund and do not include the effect of Class A's front-end sales charge or Class B's or Class C's CDSC. If the effect of these sales charges were reflected, returns would be lower than those shown.
(4) The year-to-date return as of the calendar quarter ended September 30, 2001 of AGHS Fund was (23.90%).
(5) GHS Fund commenced investment operations on January 24, 1992. Index comparison for the S&P Health Care Composite Index begins on January 24, 1992.

(6) The S&P Health Care Composite Index is an unmanaged, capitalization-weighted index of all the health care-related stocks in the Standard & Poor's 500 Index. The Morgan Stanley Health Care Product Index is an unmanaged, equal-dollar weighted index of 26 companies involved in the business of pharmaceuticals, including biotechnology and medical technology. Please keep in mind that the Indexes do not pay brokerage, management, administrative or distribution expenses, all of which are paid by the Fund and are reflected in its annual returns.

(7)  The Morgan  Stanley  Health Care  Product  Index  commenced on December 16,
     1994.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A, B or C shares of the Funds. If you invest in the Funds through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

                                            CLASS A        CLASS B      CLASS C

Maximum Front-End Sales Charge (Load)
 imposed on purchases (as a percentage of
 offering price)                            5.50%          None         None
Maximum Contingent Deferred Sales Charge
 (CDSC) (as a percentage of the total
 original cost of the shares)               None(1)        5.00%(2)     1.00%(2)
Maximum Sales Charge on reinvested
 dividends/distributions                    None           None         None

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

                                            CLASS A        CLASS B      CLASS C

ADVANTAGE FUND
Management Fees(3)                          1.50%          1.50%        1.50%
Distribution and Service (12b-1) Fees(4)    0.35%(5)       1.00%(6)     1.00%
Dividend Expenses Attributable to
 Securities Sold Short                      0.09%          0.14%        0.15%
Other Expenses(5)                           0.57%          0.81%        0.96%
                                            -----          -----        -----
Total Other Expenses(5)                     0.66%          0.95%        1.11%
                                            -----          -----        -----
Total Annual Fund Operating Expenses(5)     2.51%          3.45%        3.61%
                                            =====          =====        =====

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Management Fees(3),(6)                      1.50%          1.50%        1.50%
Distribution and Service (12b-1)
 Fees(4),(6)                                0.35%          1.00%        1.00%
Dividend Expenses Attributable to
 Securities Sold Short                      0.05%          0.05%(7)     0.05%(7)
Other Expenses(5),(6)                       0.42%          0.42%(7)     0.42%(7)
                                            -----          -----        -----
Total Other Expenses(5),(6)                 0.47%          0.47%(7)     0.47%(7)
                                            -----          -----        -----
Total Annual Fund Operating Expenses(5),(6) 2.32%          2.97%(7)     2.97%(7)
                                            =====          =====        =====
GLOBAL GROWTH FUND
Management Fees(8)                          1.00%          1.00%        1.00%
Distribution and Service (12b-1)
 Fees(4),(8)                                0.35%          1.00%        1.00%
Other Expenses(5),(8)                       3.08%          3.35%        4.11%
                                            -----          -----        -----
Total Annual Fund Operating Expenses(5)(8)  4.43%          5.35%        6.11%
                                            =====          =====        =====

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy Shares."

(3) The Fund's annual base management fee is 1.50% of the Fund's daily average net assets. On a monthly basis, the base fee either will remain unadjusted or will be adjusted up or down depending upon the investment performance of the Class A shares of Advantage Fund compared to the investment performance of the Russell 3000 Index and the Class A shares of Advantage Global Health Sciences Fund compared to the investment performance of the Morgan Stanley Health Care Product Index (the "Indexes"). The maximum or minimum adjustment over any twelve-month period will be 1%. As a result, the Fund could pay an annualized management fee that ranges from 0.50% to 2.50% of the Fund's average daily net assets. During the first twelve months of the Fund's operations, the management fee is charged at the base fee of 1.50%, with no performance adjustment made. Please see the section entitled "Fund Management--Performance-Based Fee."

(4) Because each Class pays a 12b-1 distribution and service fee which is based upon the Fund's assets, if you own shares of the Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(5) Each Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under expense offset arrangements.

(6) The expense information has been restated from the financial statements to reflect a change in the Management, Distribution and Service (12b-1), Administrative Services, Transfer Agent and NYSE Listing fees since the
     Advantage Global Health Sciences Fund became an open-end management investment company on May 16, 2001. Because GHS Fund was reorganized as AGHS Fund, an open-end fund, expenses no longer reflect an NYSE listing fee.

(7) Based on estimated expenses for the current fiscal year, which may be more representative than actual expenses shown in the financial highlights due to the relatively short period from inception of Class B and C shares on May 16, 2001 through August 31, 2001.

(8) Annualized from November 29, 2001, commencement of investment operations, to August 31, 2001.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Class A, B and C shares of the Fund to the cost of investing in other mutual funds.

The Examples assume that you invested $10,000 in the Class A, B or C shares of the Funds for the time periods indicated. The first Example assumes that you redeem all of your shares at the end of those periods. The second Example assumes that you keep your shares. Both Examples also assume that your investment had a hypothetical 5% return each year and that the Funds' Class A, B and C shares' operating expenses remain the same. Although the actual costs and performance of the Funds' Class A, B and C shares may be higher or lower, based on these assumptions your costs would be:


IF SHARES ARE REDEEMED                 1 Year    3 Years    5 Years    10 Years

Advantage Fund
Class A(1)                             $  790    $1,289     $1,812     $3,239
Class B(1)                             $  848    $1,359     $1,993     $3,519(2)
Class C(1)                             $  464    $1,106     $1,869     $3,871

Advantage Global Health Sciences Fund
Class A(1)                             $  772    $1,235     $1,722     $3,060
Class B(1)                             $  800    $1,218     $1,762     $3,137(2)
Class C(1)                             $  400    $  918     $1,562     $3,290

IF SHARES ARE REDEEMED                 1 Year    3 Years    5 Years    10 Years

Global Growth Fund
Class A(1)                             $  970    $1,817     $2,673     $4,858
Class B(1)                             $1,034    $1,897     $2,852     $5,087(2)
Class C(1)                             $  708    $1,803     $2,971     $5,781

IF SHARES ARE NOT REDEEMED             1 Year    3 Years    5 Years    10 Years

Advantage Fund
Class A(1)                             $  790    $1,289     $1,812     $3,239
Class B                                $  348    $1,059     $1,793     $3,519(2)
Class C                                $  364    $1,106     $1,869     $3,871

Advantage Global Health Sciences Fund
Class A(1)                             $  772    $1,235     $1,722     $3,060
Class B                                $  300    $  918     $1,562     $3,137(2)
Class C                                $  300    $  918     $1,562     $3,290

Global Growth Fund
Class A(1)                             $   970   $1,817     $2,673     $4,858
Class B                                $   534   $1,597     $2,652     $5,087(2)
Class C                                $   608   $1,803     $2,971     $5,781

(1) Based on initial sales charges with respect to Class A shares at the beginning of each period shown and applicable CDSC charges for Class B and C shares based on redemptions at the end of each period shown. Please see "How To Buy Shares."
(2)  Assumes conversion of Class B to Class A at the end of the eighth year.

[ARROWS ICON] INVESTMENT RISKS

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Funds, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

[ARROWS ICON] PRINCIPAL RISKS ASSOCIATED WITH ADVANTAGE FUND

You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

NON-DIVERSIFICATION RISK
A non-diversified fund is allowed to invest, with respect to 50% of its assets, more than 5% of its assets in the securities of any one issuer. Since the Fund is non-diversified, it may invest in fewer issuers than if it were a diversified fund. In addition, the Fund may invest a significant portion of its assets in securities of companies doing business in a comparatively small number of economic sectors. Because of these potential investment concentrations, the value of the Fund's shares may fluctuate more widely, and the Fund may be subject to greater market risk, than if the Fund invested more broadly.

SHORT SALES RISK
When the Fund sells a security short, it borrows the security in order to enter into the short sale transaction, and the proceeds of the sale may be used by the Fund as collateral for the borrowing to the extent necessary to meet margin requirements. The Fund may also be required to pay a premium to borrow the security.

Moreover, the Fund is required to maintain a segregated account with a broker or a custodian consisting of cash or highly liquid securities. Until the borrowed security is replaced, the Fund will maintain this account at a level so that the amount deposited in the account, plus the collateral deposited with the broker, will equal the current market value of the securities sold short.

LEVERAGE RISK
When the Fund borrows money to buy securities, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain Fund investments. If the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of the Fund's shares will decrease faster than if the Fund had not used leveraging. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. Interest on borrowings is an expense the Fund would not otherwise incur.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large businesses are less volatile than those of mid-size businesses, or small businesses. The Fund is free to invest in smaller companies or those that may otherwise be more volatile.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

DERIVATIVES RISK
A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of holding positions in derivatives used as a hedging device is that the fluctuations in their values may not behave as anticipated with respect to the overall securities markets. The Fund may also use derivatives in an attempt to improve performance, although there is no guarantee that it will be successful in that effort. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others, and thus may increase market risk. Also, derivatives are subject to counterparty risk as described below.

OPTIONS AND FUTURES RISK
Options and futures are common types of derivatives that the Fund uses as an investment strategy as well as to hedge other positions in the Fund. An option is the right or obligation to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. The use of options and futures may increase the performance of the Fund, but may also increase market risk.

PORTFOLIO TURNOVER RISK
The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to the Fund's shareholders.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

FOREIGN SECURITIES RISKS
Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks. The Fund may invest up to 25% of its assets in non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to the foregoing 25% limitation.

         CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

         POLITICAL RISK. Political actions, events or instability may result in unfavorable changes in the value of a security.

         REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

         DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

         TRANSACTION COSTS. The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those associated with domestic transactions.

         EUROPEAN ECONOMIC AND MONETARY UNION. Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"), which has adopted the euro as a common currency. The national currencies will be sub-currencies of the euro until July 1, 2002, at which time these currencies will disappear entirely. Other European countries may adopt the euro in the future.

         As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries may affect the fiscal and monetary levels of those participating countries. The outcome of these and other uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

LACK OF TIMELY INFORMATION RISK
Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

[ARROWS ICON] PRINCIPAL RISKS ASSOCIATED WITH ADVANTAGE GLOBAL HEALTH
              SCIENCES FUND

You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

NON-DIVERSIFICATION RISK
A non-diversified fund is allowed to invest, with respect to 50% of its assets, more than 5% of its assets in the securities of any one issuer. Since the Fund is non-diversified, it may invest in fewer issuers than if it were a diversified fund. In addition, the Fund may invest a significant portion of its assets in securities of companies doing business in a comparatively small number of economic sectors. Because of these potential investment concentrations, the value of the Fund's shares may fluctuate more widely, and the Fund may be subject to greater market risk, than if the Fund invested more broadly.

LEVERAGE RISK
When the Fund borrows money to buy securities, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain Fund investments. If the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of the Fund's shares will decrease faster than if the Fund had not used leveraging. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. Interest on borrowings is an expense the Fund would not otherwise incur.

SHORT SALES RISK
When the Fund sells a security short, it borrows the security in order to enter into the short sale transaction, and the proceeds of the sale may be used by the Fund as collateral for the borrowing to the extent necessary to meet margin requirements. The Fund may also be required to pay a premium to borrow the security.

Moreover, the Fund is required to maintain a segregated account with a broker or a custodian consisting of cash or highly liquid securities. Until the borrowed security is replaced, the Fund will maintain this account at a level so that the amount deposited in the account, plus the collateral deposited with the broker, will equal the current market value of the securities sold short.

DERIVATIVES RISK
A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of holding positions in derivatives used as a hedging device is that the fluctuations in their values may not behave as anticipated with respect to the overall securities markets. The Fund may also use derivatives in an attempt to improve performance, although there is no guarantee that it will be successful in that effort. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others, and thus may increase market risk. Also, derivatives are subject to counterparty risk as described below.

OPTIONS AND FUTURES RISK
Options and futures are common types of derivatives that the Fund uses as an investment strategy as well as to hedge other positions in the Fund. An option is the right or obligation to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. The use of options and futures may increase the performance of the Fund, but may also increase market risk.

MARKET RISK
Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large businesses are less volatile than those of mid-size businesses, or small businesses. The Fund is free to invest in smaller companies or those that may otherwise be more volatile.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

FOREIGN SECURITIES RISKS
Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks. The Fund may invest up to 100% of its assets in non-U.S. issuers.

         CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

         POLITICAL RISK. Political actions, events or instability may result in unfavorable changes in the value of a security.

         REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

         DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

         TRANSACTION COSTS. The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those associated with domestic transactions.

         EUROPEAN ECONOMIC AND MONETARY UNION. Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"), which has adopted the euro as a common currency. The national currencies will be sub-currencies of the euro until July 1, 2002, at which time these currencies will disappear entirely. Other European countries may adopt the euro in the future.

         As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries may affect the fiscal and monetary levels of those participating countries. The outcome of these and other uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

LACK OF TIMELY INFORMATION RISK
Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

PORTFOLIO TURNOVER RISK
The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable gain distributions to the Fund's shareholders.

[ARROWS ICON] PRINCIPAL RISKS ASSOCIATED WITH GLOBAL GROWTH FUND

You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

FOREIGN SECURITIES RISKS
Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks. The Fund may invest up to 100% of its assets in securities of non-U.S. issuers.

         CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

         POLITICAL RISK. Political actions, events or instability may result in unfavorable changes in the value of a security.

         REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

         DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

         TRANSACTION COSTS. The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those associated with domestic transactions.

         EUROPEAN ECONOMIC AND MONETARY UNION. Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"), which has adopted the euro as a common currency. The national currencies will be sub-currencies of the euro until July 1, 2002, at which time these currencies will disappear entirely. Other European countries may adopt the euro in the future.

         As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries may affect the fiscal and monetary levels of those participating countries. The outcome of these and other uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

EMERGING MARKETS RISK
Investments in emerging markets carry additional risks beyond typical investments in foreign securities. Emerging markets are countries that the international financial community considers to have developing economies and securities markets that are not as established as those in the United States. Emerging markets are generally considered to include every country in the world except the United States, Canada, Japan, Australia, New Zealand and nations in Western Europe (other than Greece, Portugal and Turkey).

Investments in emerging markets have a higher degree of risk than investments in more established markets. These countries generally have a greater degree of social, political and economic instability than do developed markets. Governments of emerging market countries tend to exercise more authority over private business activities, and, in many cases, either own or control large businesses in those countries. Businesses in emerging markets may be subject to nationalization or confiscatory tax legislation that could result in investors -- including the Fund -- losing their entire investment. Emerging markets often have a great deal of social tension. Authoritarian governments and military involvement in government is common. In such markets, there is often social unrest, including insurgencies and terrorist activities.

Economically, emerging markets are generally dependent upon foreign trade and foreign investment. Many of these countries have borrowed significantly from foreign banks and governments. These debt obligations can affect not only the economy of a developing country, but its social and political stability as well.

MARKET RISK
Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large businesses are less volatile than those of mid-size businesses or small businesses. The Fund is free to invest in smaller companies or those that may otherwise be more volatile.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

DERIVATIVES RISK
A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of holding positions in derivatives used as a hedging device is that the fluctuations in their values may not behave as anticipated with respect to the overall securities markets. The Fund may also use derivatives in an attempt to improve performance, although there is no guarantee that it will be successful in that effort. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others, and thus may increase market risk. Also, derivatives are subject to counterparty risk as described below.

OPTIONS AND FUTURES RISK
Options and futures are common types of derivatives that the Fund uses as an investment strategy as well as to hedge other positions in the Fund. An option is the right or obligation to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. The use of options and futures may increase the performance of the Fund, but may also increase market risk.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

LACK OF TIMELY INFORMATION RISK
Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

PORTFOLIO TURNOVER RISK
The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable gain distributions to the Fund's shareholders.

                 ----------------------------------------------

Although the Funds generally invest in publicly traded equity securities, the Funds also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of a Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                                              RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS)
These are securities issued by U.S.                     Market,
banks that represent shares of foreign                  Information,
corporations held by those banks.                       Political,
Although traded in U.S. securities mar-                 Regulatory,
kets and valued in U.S. dollars, ADRs                   Diplomatic,
carry most of the risks of investing                    Liquidity and
directly in foreign securities.                         Currency Risks
--------------------------------------------------------------------------------
DELAYED DELIVERY OR WHEN-ISSUED SECURITIES              Market Risk
Ordinarily, the Fund purchases securities
and pays for them in cash at the normal trade
settlement time. When the Fund purchases a
delayed delivery or when-issued security, it
promises to pay in the future-for example,
when the security is actually available for
delivery to the Fund. The Fund's obligation
to pay is usually fixed when the Fund promises
to pay. Between the date the Fund promises
to pay and the date the securities are actually
received, the Fund bears the risk that the market
value of the when-issued security may decline.
--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS
A contract to exchange an amount of                     Currency,
currency on a date in the future at an                  Political,
agreed-upon exchange rate might be used                 Diplomatic,
by the Fund to hedge against changes in                 Counterparty and
foreign currency exchange rates when the                Regulatory Risks
Fund invests in foreign securities.
Such contracts do not reduce price fluc-
tuations in foreign securities, or prevent
losses if the prices of those securities
decline.
--------------------------------------------------------------------------------
FUTURES
A futures contract is an agreement to buy               Market,
or sell a specific amount of a financial                Liquidity and
instrument (such as an index option) at a               Options and
stated price on a stated date. The Fund                 Futures Risks
may use futures contracts to provide
liquidity, to hedge portfolio value or
to gain exposure to the underlying security
or index.
--------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be sold quickly at               Liquidity Risk
its fair value.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT                                              RISKS
--------------------------------------------------------------------------------
OPTIONS
The obligation or right to deliver or                   Information,
receive a security or other instrument,                 Liquidity and
index or commodity, or cash payment                     Options and
depending on the price of the underlying                Futures Risks
security or the performance of an index
or other benchmark. Includes options on
specific securities and stock indices,
and options on stock index futures. May
be used in the Fund's portfolio to provide
liquidity, to hedge portfolio value or to
gain exposure to the underlying security
or index.
--------------------------------------------------------------------------------
OTHER FINANCIAL INSTRUMENTS
These may include forward contracts,                    Counterparty,
swaps, caps, floors and collars.  They                  Currency,
may be used to try to manage the Fund's                 Liquidity,
foreign currency exposure and other                     Market and
investment risks, which can cause its                   Regulatory Risks
net asset value to rise or fall.  The
Fund may use these financial
instruments, commonly known as
"derivatives," to increase or decrease
its exposure to changing securities
prices, interest rates, currency
exchange rates or other factors.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the seller of a                  Counterparty Risk
security agrees to buy it back at an
agreed-upon price and time in the future.
--------------------------------------------------------------------------------
RESTRICTED SECURITIES/PRIVATE PLACEMENTS
Securities that are not registered, but                 Liquidity Risk
which are bought and sold solely by
institutional investors.  The Fund considers
many Rule 144A securities to be "liquid,"
although the market for such securities
typically is less active than the public
securities markets.
--------------------------------------------------------------------------------

[ARROWS ICON] TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of any Fund. We have the right to invest up to 100% of a Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROWS ICON] PORTFOLIO TURNOVER

We actively manage and trade the Funds' portfolios. Therefore, some of the Funds may have a higher portfolio turnover rate than many other mutual funds. The Funds with higher-than-average portfolio turnovers for the fiscal year/period ended August 31, 2001 were:

                 Advantage Fund                         1,713%(1),(2)

                 Advantage Global Health Sciences Fund    183%(2)

                 Global Growth Fund                       257%(1),(2)

(1) Portfolio turnover is greater than most funds due to the investment style of the Fund.
(2) The increase in the portfolio turnover rate was primarily due to responses to market conditions.

A portfolio turnover rate of 200% is equivalent to a Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect a Fund's performance because it results in higher brokerage commissions and may result in taxable capital gain distributions to a Fund's shareholders.

[INVESCO ICON] FUND MANAGEMENT

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $361.3 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESTMENT ADVISOR

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Funds. INVESCO was founded in 1932 and manages over $29 billion for more than 3,267,247 shareholder accounts in 47 INVESCO mutual funds. INVESCO performs a wide variety of other services for the Funds, including administrative and transfer agency functions (the processing of purchases, sales and exchanges of Fund shares).

A wholly owned subsidiary of INVESCO, INVESCO Distributors, Inc. ("IDI") is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO and IDI are subsidiaries of AMVESCAP PLC.

PERFORMANCE-BASED FEE (ADVANTAGE AND ADVANTAGE GLOBAL HEALTH SCIENCES
FUNDS ONLY)
INVESCO receives a management fee from the Funds that is comprised of two components. The first component is an annual base fee equal to 1.50% of the Fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how a Fund's Class A shares have performed relative to the Index. The maximum performance adjustment upward or downward is 1.00% annually. Depending on the performance of a Fund, during any fiscal year INVESCO may receive as much as 2.50% or as little as 0.50% in management fees. During the first twelve months of each Fund's operations, the management fee was charged at the base fee of 1.50% with no performance adjustment.

The following table shows the fees the Funds paid to INVESCO for its advisory services in the fiscal year ended August 31, 2001:

--------------------------------------------------------------------------------
                                              ADVISORY FEE AS A PERCENTAGE
                                                  OF AVERAGE ANNUAL NET
FUND                                             ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------

Advantage Fund                                          1.50%
Advantage Global Health Sciences Fund                   1.50%
Global Growth Fund                                      1.00%(1)

(1) Annualized from November 29, 2000 through August 31, 2001.


[INVESCO ICON] PORTFOLIO MANAGERS

The  following   individuals  are  primarily   responsible  for  the  day-to-day
management of their Fund's portfolio holdings:

THOMAS R. SAMUELSON, vice president of INVESCO, is the portfolio manager of the Advantage Fund. Before rejoining INVESCO in 2000, Mr. Samuelson was president of Denver Energy Advisors and managing director of Eastgate Management, both energy hedge funds. He is a Chartered Financial Analyst. Mr. Samuelson holds an M.B.A. and a B.S. from the University of Tulsa.

THOMAS R. WALD, vice president of INVESCO, is the portfolio manager of the Advantage Global Health Sciences Fund. Before joining INVESCO in 1997, Tom was an analyst with Munder Capital Management, Duff & Phelps and Prudential Investment Corp. He is a Chartered Financial Analyst. Mr. Wald holds an M.B.A. from Wharton School at the University of Pennsylvania and a B.A. from Tulane University.

DOUGLAS J. MCELDOWNEY, vice president of INVESCO, is the portfolio manager of Global Growth Fund. Before joining INVESCO in 1999, Doug was with Bank of America Investment Management, Inc. and Sun Trust Banks, Inc. He is a Chartered Financial Analyst and Certified Public Accountant. Doug holds an M.B.A. from the Crummer Graduate School at Rollins College and a B.B.A. in Finance from the University of Kentucky.

[INVESCO ICON] POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Funds offer shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Funds seek to provide higher returns than the market or its competitors, but cannot guarantee that performance.

SUITABILITY FOR INVESTORS
Only you can determine if an investment in the Funds is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Funds are most suitable for investors who:

o are experienced investors or have obtained the advice of an investment professional.
o are willing to accept the additional risks entailed in the investment policies of the Fund.
o understand that shares of the Fund can, and likely will, have daily price fluctuations.
o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:
o unaccustomed to potentially volatile investments (Advantage and Advantage Global Health Sciences Funds only).
o    primarily seeking current dividend income.
o unwilling to accept the additional risks entailed in the investment policies of the Fund and potential significant changes in the price of Fund shares as a result of those policies.
o    speculating on short-term fluctuations in the stock markets.

[INVESCO ICON] SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S. and Good Friday.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because their expenses vary, NAV is determined separately for each class.

All purchases, sales and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO or your financial intermediary receives proper instructions from you to purchase, redeem or exchange shares of the Fund. Instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO or your financial intermediary hears from you after that time, the instructions will be processed at the NAV calculated at the end of the next day that the NYSE is open.

Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.

[INVESCO ICON] HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Class A, B and C shares of the Fund if you invest directly with INVESCO. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." In addition, if you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. In addition, with respect to Class B and C shares, upon redemption of Class B shares held six years or less or Class C shares held thirteen months or less, a CDSC of 1% - 5% for Class B shares or 1% for Class C shares of the amount of the total original cost of Class B or Class C shares at the time of purchase may be assessed. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B or C shares acquired through reinvestment of dividends or other distributions, or Class A, B or C shares exchanged for the same class of another INVESCO Fund. If you invest in the Fund through a financial intermediary, please consult your financial intermediary for information on how to purchase shares of the Fund. You may be charged a commission or transaction fee by your financial intermediary for purchases of Fund shares.

For all new accounts, please send a completed application form and specify the fund or funds and the class or classes you wish to purchase.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

INVESCO reserves the right to increase, reduce or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. INVESCO also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to a Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

The following chart shows several ways to invest in the Fund if you invest directly through INVESCO.

METHOD                          INVESTMENT MINIMUM      PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                        Advantage and           INVESCO does not
Mail to:                        Advantage Glo-          accept cash,
INVESCO Funds Group,            bal Health              credit cards,
Inc.,                           Sciences Funds:         travelers'
P.O. Box 17970,                 $10,000 for             cheques, credit
Denver, CO 80217.               regular                 card checks,
You may send your check         accounts;               instant loan
by overnight courier to:        $1,000 for each         checks, money
4350 South Monaco Street        subsequent              orders or third
Denver, CO 80237.               investment; $500        party checks
                                for an IRA; $250        unless it is from
                                for each                another financial
                                subsequent IRA          institution
                                investment.             related to a
                                                        retirement plan
                                                        transfer.
                                Global Growth
                                Fund:
                                $1,000 for
                                regular accounts;
                                $50 for each
                                subsequent
                                investment.
                                $250 for an IRA;
                                $50 for each
                                subsequent IRA
                                investment.

METHOD                          INVESTMENT MINIMUM      PLEASE REMEMBER
--------------------------------------------------------------------------------
BY WIRE                         Advantage and
You may send your               Advantage Glo-
payment by                      bal Health
bank wire (call                 Sciences Funds:
1-800-328-2234 for              $10,000 for
instructions).                  regular accounts;
                                $1,000 for each
                                subsequent
                                investment. $500
                                for an IRA; $250
                                for each
                                subsequent IRA
                                investment.

                                Global Growth
                                Fund:
                                $1,000 for
                                regular accounts;
                                $50 for each
                                subsequent
                                investment.
                                $250 for an IRA;
                                $50 for each
                                subsequent IRA
                                investment.
--------------------------------------------------------------------------------

BY TELEPHONE WITH ACH           Advantage and           You must provide
Call 1-800-328-2234 to          Advantage Glo-          your bank account
request your pur-               bal Health              information to
chase.  Upon your               Sciences Funds:         INVESCO prior to
telephone instructions,         $10,000 for             using this option.
INVESCO will move money         regular accounts;
from your designated            $1,000 for each
bank/credit union               subsequent
checking or savings             investment. $500
account in order to             for an IRA; $250
purchase shares.                for each
                                subsequent IRA
                                investment.

                                Global Growth
                                Fund:
                                $1,000 for
                                regular accounts;
                                $50 for each
                                subsequent
                                investment.
                                $250 for an IRA;
                                $50 for each
                                subsequent IRA
                                investment.

METHOD                          INVESTMENT MINIMUM      PLEASE REMEMBER
--------------------------------------------------------------------------------
REGULAR INVESTING WITH          All Funds               Like all regular
EASIVEST OR DIRECT              $50 per month           investment plans,
PAYROLL PURCHASE                for EasiVest;           neither EasiVest
You may enroll on your          $50 per pay             nor Direct Payroll
fund application, or            period for              Purchase ensures a
call us for a separate          Direct Payroll          profit or pro-
form and more details.          Purchase. You           tects against loss
Investing the same              may start or            in a falling mar-
amount on a monthly             stop your               ket. Because
basis allows you to buy         regular                 you'll invest
more shares when prices         investment plan         continually,
are low and fewer               at any time with        regardless of
shares when prices are          two weeks'              varying price
high. This "dollar cost         notice to               levels, consider
averaging" may help             INVESCO.                your financial
offset market                                           ability to keep
fluctuations. Over a                                    buying through low
period of time, your                                    price levels. And
average cost per share                                  remember that you
may be less than the                                    will lose money if
actual average net                                      you redeem your
asset value per share.                                  shares when the
                                                        market value of
                                                        all your shares is
                                                        less than their
                                                        cost.
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE        $50 for                 You must provide
WITH ACH                        subsequent              your bank account
Automated transactions          investments.            information to INVESCO
by telephone are                                        prior to using this
available 24 hours                                      option. Automated trans-
a day. Simply call                                      ations are limited to
1-800-424-8085                                          a maximum of $25,000.

--------------------------------------------------------------------------------
BY EXCHANGE                     Advantage and           See "Exchange
Between the same class          Advantage Glo-          Policy."
of any two INVESCO              bal Health
funds. Call                     Sciences Funds:
1-800-328-2234 for              $10,000 for
prospectuses of other           regular accounts;
INVESCO funds.                  $1,000 for each
Exchanges may be made           subsequent
by telephone. You may           investment. $500
also establish an               for an IRA; $250
automatic monthly               for each
exchange service                subsequent IRA
between two INVESCO             investment.
funds; call us for
further details and the         Global Growth
correct form.                   Fund:
                                $1,000 for
                                regular accounts;
                                $50 for each
                                subsequent
                                investment.
                                $250 for an IRA;
                                $50 for each
                                subsequent IRA
                                investment.

EXCHANGE POLICY. You may exchange your shares in a Fund for shares of the same class of another INVESCO fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. You will not pay a sales charge when exchanging Class B shares for other Class B shares or Class C shares for other Class C shares. If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating any CDSC that may be assessed upon a subsequent redemption.

We have the following policies governing all exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).

o You may make up to four exchanges out of each Fund per 12-month period, but you may be subject to the initial sales charge described below.

o Each Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund and its shareholders. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least 60 days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under
     Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the fund into which you wish to exchange are temporarily stopped.


CHOOSING A SHARE CLASS. The Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to that class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any assistance you may receive in making your investment determination. Your financial intermediary can help you decide among the various classes. Please contact your financial intermediary for several convenient ways to invest in the Fund. Shares of the Fund are available primarily through your financial intermediary.

In addition, you should also consider the factors below:

                                 Class A                Class B               Class C


Initial Sales Charge             5.50%                  None                  None
CDSC                             1% if you pur-         1% - 5% for           1% for shares
                                 chase $1,000,000       shares held less      held less than 13
                                 or more and hold       than 6 years.         months.
                                 those shares less
                                 than 18 months.

12b-1 Fee                        0.35%                  1.00%                 1.00%

                                 Class A                Class B               Class C

Conversion                       No                     Yes(1)                No

Purchase Order Maximum           None                   $250,000              $1,000,000
                                                        or less               or less

(1) Converts to Class A shares after eight years along with the pro rata portion of its reinvested dividends and distributions.


SALES CHARGES
Sales charges on Class A shares of the Funds are detailed below. As used below, the term "offering price" with respect to Class A shares includes the initial sales charge.

INITIAL SALES CHARGES. Class A shares of the Funds are subject to the following initial sales charges:

                                                    INVESTOR'S SALES CHARGE
     AMOUNT OF INVESTMENT                       AS A % OF          AS A % OF
     IN A SINGLE TRANSACTION                    OFFERING PRICE     INVESTMENT


     Less than                   $   25,000     5.50%              5.82%
     $25,000 but less than       $   50,000     5.25%              5.54%
     $50,000 but less than       $  100,000     4.75%              4.99%
     $100,000 but less than      $  250,000     3.75%              3.90%
     $250,000 but less than      $  500,000     3.00%              3.09%
     $500,000 but less than      $1,000,000     2.00%              2.04%
     $1,000,000 or more                         NAV                NAV

CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A SHARES. You can purchase $1,000,000 or more of Class A shares at net asset value and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem or exchange them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than eighteen months, the CDSC may be assessed on the amount of the total original cost of the shares.

CDSC FOR CLASS B AND CLASS C SHARES. You purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages. If your holding period is less than six years for Class B and thirteen months for Class C shares, the CDSC may be assessed on the amount of the total original cost of the shares.

YEAR SINCE
PURCHASE MADE               CLASS B     CLASS C

First                       5%          1%(1)
Second                      4%          None
Third                       3%          None
Fourth                      3%          None
Fifth                       2%          None
Sixth                       1%          None
Seventh and following       None(2)     None

(1) The first year will consist of the first thirteen months.
(2) Class B shares convert to Class A shares after eight years.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

     REDUCED SALES CHARGES. You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

     RIGHT OF ACCUMULATION. You may combine your new purchases of Class A shares with Class A shares that were previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

     LETTER OF INTENT. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE/CDSC EXCEPTIONS

You will not pay initial sales charges:
o    on shares purchased by reinvesting dividends and distributions;
o    when exchanging shares among certain INVESCO funds;
o    when using the reinstatement privilege;
o when a merger, consolidation, or acquisition of assets of an INVESCO fund occurs; and
o    upon automatic conversion of Class B to Class A.

You will not pay a CDSC:
o    if you purchase less than $1,000,000 of Class A shares;
o if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
o    if you redeem Class B shares you held for more than six years;
o    if you redeem Class C shares you held for more than thirteen months;
o if you participate in the periodic withdrawal program and withdraw up to 10% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal.
o if you redeem shares acquired through reinvestment of dividends and distributions;
o    on increases in the net asset value of your shares;
o    to pay account fees;

o for IRA distributions due to death or disability or periodic distributions based on life expectancy;

o    to  return  excess   contributions  (and  earnings,   if  applicable)  from
     retirement plan accounts; or
o    for redemptions following the death of a shareholder or beneficial owner.

There may be other situations when you may be able to purchase or redeem shares at reduced or no sales charges. Consult the Funds' Statement of Additional Information for further details.

DISTRIBUTION EXPENSES. We have adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for each class of shares of the Funds. The 12b-1 fees paid by each Fund's class of shares are used to pay distribution and service fees to IDI for the sale and distribution of the Funds' shares and to pay for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because each Fund's shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

Under each Plan, each Fund's payments are limited to an amount computed at each Class's applicable 12b-1 fee. If distribution expenses for a Fund exceed these computed amounts, INVESCO pays the difference.

[INVESCO ICON] YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through INVESCO.

SHAREHOLDER ACCOUNTS. INVESCO maintains your share account, which contains your current Fund holdings. The Funds do not issue share certificates.

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You or your financial intermediary may buy, exchange and sell Fund shares by telephone, unless these privileges are specifically declined when the INVESCO new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE, INVESCOFUNDS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you. In general, if INVESCO has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, INVESCO is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Funds, INVESCO will send only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing INVESCO. You may also request that householding be eliminated from all your required mailings.

IRAs AND OTHER RETIREMENT PLANS. Shares of any INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call INVESCO for information and forms to establish or transfer your existing retirement plan or account.

[INVESCO ICON] HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through INVESCO. If you invest in a Fund through a financial intermediary, please consult your financial intermediary for information on how to sell shares of the Fund. You may be charged a commission or transaction fee by your financial intermediary for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell in proper form is received by INVESCO. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

You may be charged a CDSC at the time of redemption, depending on how long you have held your shares. If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. In addition, with respect to Class B and C shares, upon redemption of Class B shares held six years or less or Class C shares held thirteen months or less, a CDSC of 1% - 5% for Class B shares or 1% for Class C shares of the amount of the total original cost of the shares at the time of purchase may be assessed. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B or C shares acquired through reinvestment of dividends or other distributions, or Class A, B or C shares exchanged for the same class of another INVESCO Fund.

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

INVESCO usually forwards the proceeds from the sale of Fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to 12 business days.

Because of the Funds' expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given 60 days to increase the value of your account to $250 or more.

REDEMPTION FEES. Except for any applicable CDSC, we will not charge you any fees to redeem your shares; however, your financial intermediary may charge service fees for handling these transactions.

REINSTATEMENT PRIVILEGE (CLASS A ONLY). You may, within 90 days after you sell Class A shares, reinvest all or part of your redemption proceeds in Class A shares in a Fund at net asset value in an identically registered account. You will not pay any sales charges on the amount reinvested. In addition, if you had paid a CDSC on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify INVESCO in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per calendar year.

The following chart shows several ways to sell your shares of the Funds if you invest directly through INVESCO.

--------------------------------------------------------------------------------
METHOD                  REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE            $250 (or, if less,         INVESCO's telephone
Call us toll-free       full liquidation           redemption
at:                     of the account)            privileges may be
1-800-328-2234.         for a redemption           modified or
                        check.                     terminated in the
                                                   future at INVESCO's
                                                   discretion. The
                                                   maximum amount
                                                   which may be
                                                   redeemed by
                                                   telephone is
                                                   generally $25,000.
--------------------------------------------------------------------------------
IN WRITING              Any amount.                The redemption
Mail your request to                               request must be
INVESCO Funds Group,                               signed by all
Inc., P.O. Box                                     registered account
17970, Denver, CO                                  owners. Payment
80217. You may also                                will be mailed to
send your request by                               your address as it
overnight courier to                               appears on
4350 South Monaco                                  INVESCO's records,
Street, Denver, CO                                 or to a bank
80237.                                             designated by you
                                                   in writing.
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH   $250.                      You must provide
Call 1-800-328-2234                                your bank account
to request your                                    information to
redemption.                                        INVESCO prior to
                                                   using this option.
                                                   INVESCO will
                                                   automatically pay
                                                   the proceeds into
                                                   your designated
                                                   bank account.
--------------------------------------------------------------------------------

BY PERSONAL ACCOUNT     $50.                       Be sure to write down
LINE WITH ACH                                      the confirmation number
Automated transactions                             provided to you. You must
by telephone are                                   provide your bank account
available 24 hours                                 information to INVESCO prior
a day. Simply call                                 to using this option.
1-800-424-8085
--------------------------------------------------------------------------------
PERIODIC WITHDRAWAL     $100 per payment           You must have at
PLAN                    on a monthly or            least $10,000 total
You may call us to      quarterly basis.           invested with the
request the                                        INVESCO funds with
appropriate form and                               at least $5,000 of
more information at                                that total invested
1-800-328-2234.                                    in the fund from
                                                   which withdrawals
                                                   will be made.

--------------------------------------------------------------------------------
METHOD                  REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
PAYMENT TO THIRD        Any amount.                All registered
PARTY                                              account owners must
Mail your request to                               sign the request,
INVESCO                                            with signature
Funds Group, Inc.,                                 guarantees from an
P.O. Box 17970,                                    eligible guarantor
Denver, CO 80217.                                  financial
                                                   institution, such
                                                   as a commercial
                                                   bank or a
                                                   recognized national
                                                   or regional
                                                   securities firm.
--------------------------------------------------------------------------------

[GRAPH ICON] TAXES

Everyone's tax status is unique. We encourage you to consult your own tax advisor on the tax impact to you of investing in the Funds.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Each Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of a Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and each Fund's qualification as a regulated investment company, it is anticipated that none of the Funds will pay any federal income or excise taxes. Instead, each Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from current income taxes, you must include all dividends and capital gain distributions paid to you by a Fund in your taxable income for federal, state and local income tax purposes. You also may realize capital gains or losses when you sell shares of a Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Funds are required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Funds, backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held through a financial intermediary, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON] DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Funds earn ordinary or investment income from dividends and interest on their investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders annually, or at such other times as the Funds may elect. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

A Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. A Fund's NAV will drop by the amount of the distribution on the day the distribution is declared. If you buy shares of a Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in a Fund will be increased to the extent such distributions are reinvested in a Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either 30 days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by a Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Advantage and Global Growth Funds for the period since inception and for the INVESCO Global Health Sciences Fund ("GHS") for the past five years. Advantage Global Health Sciences Fund ("AGHS Fund") is the successor to GHS Fund pursuant to a reorganization that took place on May 16, 2001. As a result of the reorganization, GHS Fund shareholders received Class A shares of AGHS Fund. Prior to May 16, 2001, Class B and Class C shares of AGHS Fund had no investment operations. Certain information reflects financial results for a single Class A, B and C share of a Fund. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Counselor Series Funds, Inc.'s 2001 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This report is available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus.

                                                                         PERIOD
                                                  YEAR ENDED             ENDED
                                                  AUGUST 31            AUGUST 31
--------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS A                               2001              2000(a)
PER SHARE DATA
Net Asset Value - Beginning of Period             $   10.24         $   10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                      (0.04)              0.00
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                           (2.02)              0.24
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (2.06)              0.24
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(d)                0.00              0.00
Distributions from Capital Gains                       0.48              0.00
================================================================================
TOTAL DISTRIBUTIONS                                    0.48              0.00
================================================================================
Net Asset Value - End of Period                   $    7.70         $   10.24
================================================================================

TOTAL RETURN(e)                                    (21.20%)          2.40%(f)

RATIOS
Net Assets-End of Period ($000 Omitted)           $  34,086         $  41,413
Ratio of Expenses to Average Net Assets
  (including dividends on investment securities
  sold short)(g)                                      2.51%          1.82%(h)
Ratio of Expenses to Average Net Assets
  (excluding dividends on investment securities
  sold short)(g)                                      2.41%          1.82%(h)
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                (0.26%)          3.28%(h)
Portfolio Turnover Rate                           1,713%(i)             5%(f)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.
(b) The per share information was computed based on average shares for the year ended August 31, 2001.
(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.
(d) Distributions In Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended August 31, 2001.
(e) The applicable sales charges are not included in the Total Return calculation.
(f) Based on operations for the period shown and, accordingly, is not representative of a full year.
(g) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(h)  Annualized
(i) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

ADVANTAGE FUND-CLASS B
--------------------------------------------------------------------------------
                                                  YEAR ENDED        PERIOD ENDED
                                                  AUGUST 31            AUGUST 31
--------------------------------------------------------------------------------
                                                       2001              2000(a)
PER SHARE DATA
Net Asset Value - Beginning of Period             $   10.24         $   10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                      (0.03)              0.00
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                           (2.09)              0.24
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (2.12)              0.24
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                       0.48              0.00
================================================================================
Net Asset Value - End of Period                   $    7.64         $   10.24
================================================================================

TOTAL RETURN(c)                                    (21.83%)          2.40%(d)

RATIOS
Net Assets-End of Period ($000 Omitted)           $  19,292         $ 10,878
Ratio of Expenses to Average
  Net Assets (including dividends on
  investment securities sold short)(e)                3.45%         2.56%(f)
Ratio of Expenses to Average
  Net Assets (excluding dividends on
  investment securities sold short)(e)                3.31%         2.56%(f)
Ratio of Net Investment Income
  (Loss) to Average Net Assets                      (1.23%)         2.53%(f)
Portfolio Turnover Rate                           1,713%(g)            5%(d)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.
(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

ADVANTAGE FUND-CLASS C
--------------------------------------------------------------------------------
                                                  YEAR ENDED        PERIOD ENDED
                                                  AUGUST 31            AUGUST 31
--------------------------------------------------------------------------------
                                                       2001              2001(a)
PER SHARE DATA
Net Asset Value - Beginning of Period             $   10.24         $   10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                      (0.05)              0.00
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                     (2.08)              0.24
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (2.13)              0.24
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                       0.48              0.00
================================================================================
Net Asset Value - End of Period                   $    7.63         $   10.24
================================================================================

TOTAL RETURN(c)                                    (21.94%)          2.40%(d)

RATIOS
Net Assets-End of Period ($000 Omitted)           $  15,523         $  8,482
Ratio of Expenses to Average Net Assets
  (including dividends on investment
  securities sold short)(e)                           3.61%         2.57%(f)
Ratio of Expenses to Average Net Assets
  (excluding dividends on investment
  securities sold short)(e)                           3.47%         2.57%(f)
Ratio of Net Investment Income (Loss)
  to Average Net Assets                             (1.39%)         2.53%(f)
Portfolio Turnover Rate                           1,713%(g)            5%(d)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.
(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

ADVANTAGE GLOBAL HEALTH SCIENCES FUND-CLASS A

--------------------------------------------------------------------------------------------------------
                                                PERIOD
                                                 ENDED
                                             AUGUST 31                    YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------
                                               2001(a)       2000     1999      1998      1997      1996
PER SHARE DATA
Net Asset Value- Beginning of Period      $      24.25   $  17.96 $  21.08  $  21.25  $  22.23  $  18.51
========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                          (0.12)     (0.13)   (0.02)    (0.00)    (0.07)    (0.10)
Net Gains or (Losses) on
  Securities (Both Realized and Unrealized)     (6.12)       8.83  0.99(d)      3.76      3.56      3.82
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (6.24)       8.70     0.97      3.76      3.49      3.72
========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.00       0.07     0.00      0.00      0.00      0.00
Distributions from Capital Gains                  3.38       2.34     4.09      3.93      4.47      0.00
In Excess of Capital Gains                        0.06       0.00     0.00      0.00      0.00      0.00
========================================================================================================
TOTAL DISTRIBUTIONS                               3.44       2.41     4.09      3.93      4.47      0.00
========================================================================================================
Net Asset Value - End of Period           $      14.57   $  24.25 $  17.96  $  21.08  $  21.25  $  22.23
========================================================================================================

TOTAL RETURN - NAV                      (28.88%)(e)(f)     52.72%    4.90%    20.74%    18.60%    20.10%
TOTAL RETURN - SHARE PRICE                       ---    40.75%(g) 4.74%(g) 40.29%(g) 32.98%(g) 15.25%(g)

RATIOS
Net Assets-End of Period ($000 Omitted)   $    478,876   $938,494 $678,030  $586,263  $526,215  $455,842
Ratio of Expenses to Average Net Assets
  (including dividends on investment
  securities sold short)                   1.60%(h)(i)   1.16%(h) 1.20%(h)  1.21%(h)  1.22%(h)     1.21%
Ratio of Expenses to Average Net Assets
  (excluding dividends on investment
  securities sold short)                   1.55%(h)(i)    ---      ---       ---       ---          ---
Ratio of Net Investment Loss to
  Average Net Assets                        (0.79%)(h)    (0.62%)  (0.13%)   (0.17%)   (0.15%)   (0.44%)
Portfolio Turnover Rate                        183%(f)       196%     129%       87%      145%       91%

(a)  From November 1, 2000 to August 31, 2001.
(b) The per share information was computed using average shares for the period ended August 31, 2001 and the years ended October 31, 2000 and 1999.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.
(d) Per share data includes an additional 7,601,529 shares attributed to the Rights Offering at June 21, 1999.
(e)  The  applicable  sales  charges  are  not  included  in  the  Total  Return calculation.
(f) Based on operations for the period shown and, accordingly, is not representative of a full year.
(g) Total investment return was calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, were assumed, for purposes of this calculation, to have been reinvested at prices obtained under the Fund's dividend reinvestment plan (prior to Fund's reorganization on May 16, 2001). Total investment return does not reflect sales charges or brokerage commissions.
(h)  Annualized
(i) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

ADVANTAGE GLOBAL HEALTH SCIENCES FUND-CLASS B
--------------------------------------------------------------------------------
                                                                  PERIOD ENDED
                                                                    AUGUST 31
--------------------------------------------------------------------------------
                                                                       2001(a)
PER SHARE DATA
Net Asset Value - Beginning of Period                               $    14.35
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                     (0.05)
Net Gains on Securities (Both Realized
  and Unrealized)                                                         0.38
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          0.33
================================================================================
Net Asset Value - End of Period                                     $    14.68
================================================================================

TOTAL RETURN(c)                                                        2.30%(d)

RATIOS
Net Assets-End of Period ($000 Omitted)                             $       337
Ratio of Expenses to Average Net Assets
 (including dividends on investment securities
 sold short)(e)                                                        4.14%(f)
Ratio of Expenses to Average Net Assets
 (excluding dividends on investment securities
 sold short)(e)                                                        3.74%(f)
Ratio of Net Investment Loss to Average Net Assets                   (2.68%)(f)
Portfolio Turnover Rate                                                 183%(g)

(a)  From May 16, 2001, since inception of Class B, to August 31, 2001.
(b)  The per share information was computed using average shares.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 2000 to August 31, 2001.

ADVANTAGE GLOBAL HEALTH SCIENCES FUND-CLASS C
--------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                      AUGUST 31
--------------------------------------------------------------------------------
                                                                         2001(a)
PER SHARE DATA
Net Asset Value - Beginning of Period                               $    14.35
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                     (0.04)
Net Gains on Securities (Both Realized
 and Unrealized)                                                          0.14
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          0.10
================================================================================
Net Asset Value - End of Period                                     $    14.45
================================================================================

TOTAL RETURN(c)                                                       0.70%(d)

RATIOS
Net Assets-End of Period ($000 Omitted)                             $      312
Ratio of Expenses to Average Net Assets
  (including dividends on investment securities
  sold short)(e)                                                      4.51%(f)
Ratio of Expenses to Average Net Assets
  (excluding dividends on investment securities
  sold short)(e)                                                      3.93%(f)
Ratio of Net Investment Loss to Average Net Assets                  (2.86%)(f)
Portfolio Turnover Rate                                                   183%

(a)  From May 16, 2001, since inception of Class C, to August 31, 2001.
(b)  The per share information was computed using average shares.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the period from November 1, 2000 to August 31, 2001.

GLOBAL GROWTH FUND-CLASS A
--------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                      AUGUST 31
--------------------------------------------------------------------------------
                                                                         2001(a)
PER SHARE DATA
Net Asset Value - Beginning of Period                               $    10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                      (0.01)
Net Losses on Securities (Both Realized
  and Unrealized)                                                        (4.86)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         (4.87)
================================================================================
Net Asset Value - End of Period                                     $      5.13
================================================================================

TOTAL RETURN(b)                                                     (48.70%)(c)

RATIOS
Net Assets-End of Period ($000 Omitted)                             $     1,190
Ratio of Expenses to Average Net Assets(d)                             4.43%(e)
Ratio of Net Investment Loss to Average Net Assets                   (3.09%)(e)
Portfolio Turnover Rate                                                 257%(c)

(a) From November 29, 2000, commencement of investment operations, to August 31, 2001.
(b) The applicable sales charges are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e)  Annualized

GLOBAL GROWTH FUND-CLASS B
--------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                      AUGUST 31
--------------------------------------------------------------------------------
                                                                         2001(a)
PER SHARE DATA
Net Asset Value - Beginning of Period                               $     10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                      (0.02)
Net Losses on Securities (Both Realized
  and Unrealized)                                                        (4.88)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         (4.90)
================================================================================
Net Asset Value - End of Period                                     $      5.10
================================================================================

TOTAL RETURN(b)                                                     (49.00%)(c)

RATIOS
Net Assets-End of Period ($000 Omitted)                             $        71
Ratio of Expenses to Average Net Assets(d)                             5.35%(e)
Ratio of Net Investment Loss to Average Net Assets                     4.20%(e)
Portfolio Turnover Rate                                                 257%(c)

(a) From November 29, 2000, commencement of investment operations, to August 31, 2001.
(b)  The applicable CDSC fees are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e)  Annualized

GLOBAL GROWTH FUND-CLASS C
--------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                      AUGUST 31
--------------------------------------------------------------------------------
                                                                         2001(a)
PER SHARE DATA
Net Asset Value - Beginning of Period                               $     10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                      (0.11)
Net Losses on Securities (Both Realized
  and Unrealized)                                                        (4.81)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         (4.92)
================================================================================
Net Asset Value - End of Period                                     $      5.08
================================================================================

TOTAL RETURN(c)                                                     (49.20%)(d)

RATIOS
Net Assets-End of Period ($000 Omitted)                             $       366
Ratio of Expenses to Average Net Assets(e)                             6.11%(f)
Ratio of Net Investment Loss to Average Net Assets                   (5.44%)(f)
Portfolio Turnover Rate                                                 257%(c)

(a) From November 29, 2000, commencement of investment operations, to August 31, 2001.
(b)  The per share information was computed using average shares.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized

DECEMBER 31, 2001

INVESCO COUNSELOR SERIES FUNDS, INC.
INVESCO ADVANTAGE FUND - CLASS A, B AND C
INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS A, B AND C
INVESCO GLOBAL GROWTH FUND - CLASS A, B AND C

You may obtain additional information about the Funds from several sources.

FINANCIAL REPORTS. Although this Prospectus describes the Funds' anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail each Fund's actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as market and general economic trends affecting each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated December 31, 2001 is a supplement to this Prospectus and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. You may access the current Prospectus on the INVESCO Web site at invescofunds.com. In addition, the current Prospectus, SAI, annual report and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report and semiannual report, write to INVESCO Distributors, Inc., P.O. Box 17970, Denver, Colorado 80217; or call 1-800-328-2234. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.











811-09913

PROSPECTUS | DECEMBER 31, 2001
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO COUNSELOR SERIES FUNDS, INC.

INVESCO MID-CAP GROWTH FUND - CLASS A, B, C AND K

A MUTUAL FUND DESIGNED FOR INVESTORS SEEKING LONG-TERM CAPITAL GROWTH. CLASS A, B, C AND K SHARES ARE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES. CLASS K SHARES ARE SOLD TO QUALIFIED RETIREMENT PLANS, RETIREMENT SAVINGS PROGRAMS, AND WRAP PROGRAMS PRIMARILY THROUGH FINANCIAL INTERMEDIARIES.

TABLE OF CONTENTS

Investment Goals, Strategies And Risks..........46
Fund Performance................................47
Fees And Expenses...............................48
Investment Risks................................50
Principal Risks Associated With The Fund........50
Temporary Defensive Positions...................54
Portfolio Turnover..............................54
Fund Management.................................54
Portfolio Manager...............................55
Potential Rewards...............................55
Share Price.....................................56
How To Buy Shares...............................57
Your Account Services...........................62
How To Sell Shares..............................63
Taxes...........................................65
Dividends And Capital Gain Distributions........66
Financial Highlights............................67

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

                            [INVESCO ICON]INVESCO(R)

The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Fund. Together with our affiliated companies, we at INVESCO direct all aspects of the management of the Fund.

This Prospectus contains important information about the Fund's Class A, B, C and K shares, which are sold primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary, or, with respect to Class K shares, your plan or program sponsor, for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). The Fund also offers one or more additional classes of shares through a separate Prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about other classes of shares, contact INVESCO Distributors, Inc. ("IDI") at 1-800-328-2234, or your financial intermediary who is offering Class A, B, C or K shares, all of which are offered in this Prospectus.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON] INVESTMENT GOALS & STRATEGIES
[ARROWS ICON] POTENTIAL INVESTMENT RISKS
[GRAPH ICON]PAST PERFORMANCE
[INVESCO ICON] WORKING WITH INVESCO
--------------------------------------------------------------------------------
[KEY ICON][ARROWS ICON] INVESTMENT GOALS, STRATEGIES AND RISKS

The Fund seeks long-term capital growth. It is actively managed. The primary focus of the Fund is on quality growth companies with medium market capitalizations. The Fund normally invests at least 80% of its total assets in common stocks of mid-sized companies. We define mid-sized companies as companies that are included in the Russell Mid-Cap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At November 30, 2001, the smallest company in the Index had a market capitalization of $285 million and the largest company had a market capitalization of $15 billion.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

INVESCO emphasizes bottom-up (i.e., it focuses on individual stocks rather than industries or sectors) fundamental stock selection that concentrates on companies that can deliver strong earnings growth, cash flow growth, and return on equity. INVESCO looks for a proven history of growth because we believe that such a history is indicative of the value of the underlying franchise or market position. These companies typically have a proprietary product or business approach that allows them to be leaders within their respective industries. INVESCO also looks for strong management that is shareholder-oriented and is pursuing a clear, profit-oriented business strategy.

INVESCO  narrows  potential   candidates  by  looking  for  companies  that  may
outperform in the future and/or possess a catalyst that may allow the stock to recognize its potential. Typical catalysts include:

        o New products.
        o Acceleration in revenues.
        o Expanding profit margins.
        o Companies with strong growth-oriented fundamentals that have experienced a recent and/or significant correction in valuation.
        o Companies with positive earnings momentum.

INVESCO also emphasizes diversification in terms of sector exposure as well as the number of securities held.

Companies are constantly evaluated in terms of growth characteristics relative to valuations by comparing the price-to-earnings growth rate of current fund holdings to potential purchase candidates. Securities are considered candidates for sale based on their performance relative to certain benchmarks. INVESCO may also sell a security at any time because of deteriorating fundamentals, valuations or relative performance.

As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

Growth funds may not perform as well as other types of mutual funds when growth investing is out of favor. The values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

At any given time, the Funds may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Funds are not limited with respect to sectors in which they can invest. If the portfolio managers allocate more of their respective Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business or other developments which generally affect the sector. A Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Fund is subject to other principal risks such as liquidity, derivatives, options and futures, counterparty, foreign securities, emerging markets, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON] FUND PERFORMANCE

The Fund is the successor to the Pell Rudman Mid-Cap Growth Portfolio (the "Pell Rudman Portfolio") pursuant to a reorganization that took place on October 2, 2001. As a result of the reorganization, Pell Rudman Portfolio shareholders received Institutional Class shares of the Fund, which are not offered in this Prospectus. Accordingly, the performance information below is that of the Pell Rudman Portfolio. The Pell Rudman Portfolio was managed by Pell Rudman Trust Company, N.A. and had the same investment objective and substantially similar investment restrictions as the Fund. Thus, performance of the Fund would have been similar except that the Fund's returns would have differed to the extent of differing levels of expenses. IN THIS REGARD, THE RETURNS PRESENTED IN THE BAR CHART AND TABLE BELOW DO NOT REFLECT CLASS A, B, C, OR K'S TOTAL EXPENSES. IF THE EFFECT OF THESE EXPENSES WERE REFLECTED, THE RETURNS WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE CLASS A, CLASS B, CLASS C AND CLASS K SHARES HAVE HIGHER TOTAL EXPENSES THAN THE PELL RUDMAN PORTFOLIO.

The bar chart below shows the actual yearly performance of the Pell Rudman Portfolio (commonly known as its "total return") for the years ended December 31 since inception. THE RETURNS IN THE BAR CHART DO NOT REFLECT THE SALES CHARGE FOR CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSCS) FOR CLASS B AND CLASS C. The table below shows average annual total returns of the Pell Rudman Portfolio reduced to reflect the maximum applicable sales charge for Class A and the maximum applicable CDSCs for Class B and Class C shares, respectively, for various periods ended December 31, 2000 compared to the Russell Midcap Growth Index. THE CHART AND TABLE ALSO DO NOT REFLECT AN ASSET BASED FEE IN EXCESS OF 0.25% OF NET ASSETS; IF THEY DID, THE TOTAL RETURNS SHOWN WOULD BE LOWER. The information in the chart and table illustrates the variability of the Pell Rudman Portfolio's total return and how its performance compared to a broad measure of market performance. Remember, past performance does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
                      PELL RUDMAN MID-CAP GROWTH PORTFOLIO
                  ACTUAL ANNUAL TOTAL RETURN(1),(2),(3),(4),(5)
================================================================================

                               [GRAPHIC OMITTED]
                      1999                            2000
                      35.69%                          6.62%
--------------------------------------------------------------------------------
Best Calendar Qtr.      12/99    26.15%
Worst Calendar Qtr.     12/00   (11.73%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                                      AS OF 12/31/00
--------------------------------------------------------------------------------
                                                                     SINCE
                                                  1 YEAR          INCEPTION(5)
Class A(1)                                         0.76%            25.81%
Class B(1)                                         1.62%            27.99%
Class C(1)                                         5.62%            28.93%

Class K(1)                                         6.62%            28.93%

Russell Midcap Growth Index(6)                   (11.75%)           26.35%

(1) Total return figures include reinvested dividends and capital gain distributions.

(2) The returns are for the Pell Rudman Portfolio, which reorganized into the Fund's Institutional Class shares on October 1, 2001. If the effect of Class A's, Class B's, Class C's and Class K's total expenses, including the 12b-1 fee, were reflected, returns would be lower than those shown. Returns have been adjusted to include the effect of Class A's front-end sales charge and Class B's and C's CDSC.
(3) The year-by-year returns are for the Pell Rudman Portfolio and do not include the effect of Class A's front-end sales charge or Class B's or Class C's CDSC. If the effect of these sales charges were reflected, returns would be lower than those shown.
(4) The year-to-date return as of the calendar quarter ended September 30, 2001 of the Pell Rudman Portfolio was (25.40%).

(5) Pell Rudman Portfolio commenced investment operations on September 10, 1998. Index comparisons begin on September 10, 1998.
(6) The Russell Midcap Growth Index is an unmanaged index reflecting the performance of the common stocks of medium-sized companies. Please keep in mind that the Index does not pay brokerage, management, administrative or distribution expenses, or sales charges, all of which are paid by the Fund and are reflected in its annual returns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A, B, C or K shares of the Fund. If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

                                         CLASS A   CLASS B   CLASS C   CLASS K
Maximum Front-End Sales Charge
(Load) imposed on purchases (as a
percentage of offering price)             5.50%     None      None      None

Maximum Contingent Deferred Sales
Charge (CDSC)(as a percentage of
the total original cost of the shares)    None(1)   5.00%(2)  1.00%(2)  None

Maximum Sales Charge on reinvested
dividends/distributions                   None      None      None      None

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

                                         CLASS A   CLASS B   CLASS C   CLASS K
Management Fees                           1.00%     1.00%     1.00%     1.00%
Distribution and Service
  (12b-1) Fees(3)                         0.35%     1.00%     1.00%     0.45%
Other Expenses(4),(5)                     0.76%     0.76%     0.76%     0.76%
                                          -----     -----     -----     -----
Total Annual Fund
  Operating Expenses(4),(5)               2.11%     2.76%     2.76%     2.21%
                                          =====     =====     =====     =====

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy Shares."

(3) Because each Class pays a 12b-1 distribution and service fee which is based upon the Fund's assets, if you own shares of the Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(4)  Based on estimated expenses.

(5) Certain expenses of Class A, B, C and K will be absorbed voluntarily by INVESCO pursuant to a commitment between the Fund, with respect to the Classes, and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, Class A Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.30% and 1.65%, respectively, of Class A average net assets, each of Class B and Class C Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.30% and 2.30%, respectively, of Class B and C average net assets, and Class K Other Expenses and total Annual Fund Operating Expenses are estimated to be 0.30% and 1.75%, respectively, of Class K average net assets.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Class A, B, C, and K shares of the Fund to the cost of investing in other mutual funds.

The Examples assume that you invested $10,000 in the Class A, B, C or K shares of the Fund for the time periods indicated. The first Example assumes that you redeem all of your shares at the end of those periods. The second Example assumes that you keep your shares. Both Examples also assume that your investment had a hypothetical 5% return each year and that the Fund's Class A, B, C and K shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Class A, B, C or K shares may be higher or lower, based on these assumptions your costs would be:

IF SHARES ARE REDEEMED            1 year    3 years    5 years   10 years
Class A(1)                        $752      $1,175     $1,622    $2,857
Class B(1)                        $779      $1,156     $1,659    $2,934(2)
Class C(1)                        $379      $856       $1,459    $3,090
Class K                           $224      $691       $1,185    $2,544

IF SHARES ARE NOT REDEEMED        1 year    3 years    5 years   10 years
Class A(1)                        $752      $1,175     $1,622    $2,857
Class B                           $279      $856       $1,459    $2,934(2)
Class C                           $279      $856       $1,459    $3,090
Class K                           $224      $691       $1,185    $2,544

(1) Based on initial sales charge with respect to Class A shares at the beginning of each period shown and applicable CDSC charges for Class B and C shares based on redemptions at the end of each period shown. Please see "How to Buy Shares."
(2) Assumes conversion of Class B to Class A at the end of the eighth year.

[ARROWS ICON] INVESTMENT RISKS

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON] PRINCIPAL RISKS ASSOCIATED WITH  THE FUND

You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK
Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large businesses are less volatile than those of mid-size businesses or small businesses The Fund is free to invest in smaller companies or those that may otherwise be more volatile.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

DERIVATIVES RISK
A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of holding positions in derivatives used as a hedging device is that the fluctuations in their values may not behave as anticipated with respect to the overall securities markets. The Fund may also use derivatives in an attempt to improve performance, although there is no guarantee that it will be successful in that effort. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others, and thus may increase market risk. Also, derivatives are subject to counterparty risk as described below.

OPTIONS AND FUTURES RISK
Options and futures are common types of derivatives that the Fund uses as an investment strategy as well as to hedge other positions in the Fund. An option is the right or obligation to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. The use of options and futures may increase the performance of the Fund, but may also increase market risk.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

FOREIGN SECURITIES RISKS
Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks. The Fund may invest up to 100% of its assets in securities of non-U.S. issuers.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

     EUROPEAN ECONOMIC AND MONETARY UNION. Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"), which has adopted the euro as a common currency. The national currencies will be sub-currencies of the euro until July 1, 2002, at which time these currencies will disappear entirely. Other European countries may adopt the euro in the future.

     As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries may affect the fiscal and monetary levels of those participating countries. The outcome of these and other uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

EMERGING MARKETS RISK
Investments in emerging markets carry additional risks beyond typical investments in foreign securities. Emerging markets are countries that the international financial community considers to have developing economies and securities markets that are not as established as those in the United States. Emerging markets are generally considered to include every country in the world except the United States, Canada, Japan, Australia, New Zealand and nations in Western Europe (other than Greece, Portugal or Turkey).

Investments in emerging markets have a higher degree of risk than investments in more established markets. These countries generally have a greater degree of social, political and economic instability than do developed markets. Governments of emerging market countries tend to exercise more authority over private business activities, and, in many cases, either own or control large businesses in those countries. Businesses in emerging markets may be subject to nationalization or confiscatory tax legislation that could result in investors - including the Fund - losing their entire investment. Emerging markets often have a great deal of social tension. Authoritarian governments and military involvement in government is common. In such markets, there is often social unrest, including insurgencies and terrorist activities.

Economically, emerging markets are generally dependent upon foreign trade and foreign investment. Many of these countries have borrowed significantly from foreign banks and governments. These debt obligations can affect not only the economy of a developing country, but its social and political stability as well.

LACK OF TIMELY INFORMATION RISK
Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

PORTFOLIO TURNOVER RISK
The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to the Fund's shareholders.

                 ----------------------------------------------

Although the Fund generally invests in publicly traded equity securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                                          RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS)
These are securities issued by U.S.                 Market,
banks that represent shares of foreign              Information,
corporations held by those banks.                   Political,
Although traded in U.S. securities                  Regulatory,
markets and valued in U.S. dollars, ADRs            Diplomatic,
carry most of the risks of investing                Liquidity and
directly in foreign securities.                     Currency Risks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT                                          RISKS
--------------------------------------------------------------------------------
DELAYED DELIVERY OR WHEN-ISSUED SECURITIES
Ordinarily, the Fund purchases securities           Market Risk
and pays for them in cash at the normal
trade settlement time. When the Fund
purchases a delayed delivery or when-issued
security, it promises to pay in the future -
for example, when the security is actually
available for delivery to the Fund. The Fund's
obligation to pay is usually fixed when the
Fund promises to pay. Between the date the Fund
promises to pay and the date the securities are
actually received, the Fund bears the risk that
the market value of the when-issued security
may decline.
--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS
A contract to exchange an amount of                Currency,
currency on a date in the future at an             Political,
agreed-upon exchange rate might be used            Diplomatic,
by the Fund to hedge against changes in            Counterparty and
foreign currency exchange rates when               Regulatory Risks
the Fund invests in foreign securities.
Such contracts do not reduce price
fluctuations in foreign securities, or
prevent losses if the prices of those
securities decline.
--------------------------------------------------------------------------------
FUTURES
A futures contract is an agreement to              Market,
buy or sell a specific amount of                   Liquidity and
a  financial instrument (such as an index          Options and
or security) at a stated price on a stated         Futures Risks
date. The Fund may use futures contracts to
provide liquidity, to hedge portfolio value
or to gain exposure to the underlying security
or index.
--------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be sold quickly at          Liquidity Risk
its fair value.
--------------------------------------------------------------------------------
OPTIONS
The obligation or right to deliver or              Information,
receive a security or other instrument,            Liquidity and
index or commodity, or cash payment                Options and
depending on the price of the underlying           Futures Risks
security or the performance of an index or
other benchmark. Includes options on specific
securities and stock indexes, and options on
stock index futures. May be used in the
Fund's portfolio to provide liquidity, to hedge
portfolio value or to gain exposure to the
underlying security or index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT                                          RISKS
--------------------------------------------------------------------------------
OTHER FINANCIAL INSTRUMENTS
These may include forward contracts,               Counterparty,
swaps, caps, floors and collars.  They             Currency,
may be used to try to manage the Fund's            Liquidity,
foreign currency exposure and other                Market and
investment risks, which can cause its              Regulatory Risks
net asset value to rise or fall. The
Fund may use these financial
instruments, commonly known as
"derivatives," to increase or decrease
its exposure to changing securities
prices, interest rates, currency
exchange rates or other factors.
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the seller of a             Counterparty Risk
security agrees to buy it back at an
agreed-upon price and time in the future.
-------------------------------------------------------------------------------
RULE 144A SECURITIES
Securities that are not registered, but            Liquidity Risk
which are bought and sold solely by
institutional investors. The Fund considers
many Rule 144A securities to be "liquid,"
although the market for such securities
typically is less active than the public
securities markets.
-------------------------------------------------------------------------------

[ARROWS ICON] TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROWS ICON] PORTFOLIO TURNOVER

We actively manage and trade the Fund's portfolio. Therefore, the Fund may have a higher portfolio turnover rate than many other mutual funds. The Fund's average portfolio turnover rate for the current fiscal year may exceed 200%.

A portfolio turnover rate of 200% is equivalent to the Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect the Fund's performance because it results in higher brokerage commissions and may result in taxable capital gain distributions to the Fund's shareholders.

[INVESCO ICON] FUND MANAGEMENT

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $361.3 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESTMENT  ADVISOR

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Fund. INVESCO was founded in 1932 and manages over $29 billion for more than 3,267,247 shareholder accounts of 47 INVESCO mutual funds. INVESCO performs a wide variety of other services for the Fund, including administrative and transfer agency functions (the processing of purchases, sales and exchanges of Fund shares).

A wholly owned subsidiary of INVESCO, IDI is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO and IDI are subsidiaries of AMVESCAP PLC.

Prior to August 1, 2001, Pell Rudman Trust Company, N.A. ("Pell Rudman Company"), was investment advisor to the Pell Rudman Portfolio, predecessor to the Fund. The Fund paid 1.00% of its average net assets to Pell Rudman Company for advisory services in the fiscal year ended April 30, 2001.

[INVESCO ICON] PORTFOLIO MANAGER

The following individual is primarily responsible for the day-to-day management of the Fund's portfolio holdings:

TIMOTHY J. MILLER, Chief Investment Officer and a director and senior vice president of INVESCO, is the portfolio manager of the Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a Chartered Financial Analyst. Tim holds an M.B.A. from the University of Missouri - St. Louis and a B.S.B.A. from St. Louis University.

[INVESCO ICON] POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance.

SUITABILITY FOR INVESTORS
Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:
o are experienced investors or have obtained the advice of an investment professional.
o    are willing to grow their capital over the long term (at least five years).
o understand that shares of the Fund can, and likely will, have daily price fluctuations.
o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:
o    primarily seeking current dividend income.
o    unwilling to accept potential daily changes in the price of Fund shares.
o    speculating on short-term fluctuations in the stock markets.

[INVESCO ICON] SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S. and Good Friday.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because their expenses vary, NAV is determined separately for each class.

All purchases, sales and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO, your financial intermediary, receives proper instructions from you, or your plan or program sponsor to purchase, redeem or exchange shares of the Fund. Instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO, your financial intermediary, hears from you, or your plan or program sponsor after that time, the instructions will be processed at the NAV calculated at the end of the next day that the NYSE is open.

Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.

[INVESCO ICON] HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Class A, B, C and K shares of the Fund if you invest directly with INVESCO. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." In addition, if you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time or redemption. In addition, with respect to Class B and C shares, upon redemption of Class B shares held six years or less or Class C shares held thirteen months or less, a CDSC of 1% - 5% for Class B shares or 1% for Class C shares of the amount of the total original cost of Class B or Class C shares at the time of purchase may be assessed. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B or C shares acquired through reinvestment of dividends or other distributions, or Class A, B or C shares exchanged for the same class of another INVESCO Fund. If you invest in the Fund through a financial intermediary, please consult your financial intermediary, or with respect to Class K shares, the plan or program sponsor, for information on how to purchase shares of a Fund. You may be charged a commission or transaction fee by the financial intermediary for purchases of Fund shares.

For all new accounts, please send a completed application form and specify the fund or funds and the class or classes you wish to purchase.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

INVESCO reserves the right to increase, reduce or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. INVESCO also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to the Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

The following chart shows several ways to invest in the Fund if you invest directly through INVESCO.

METHOD                       INVESTMENT MINIMUM         PLEASE REMEMBER
-------------------------------------------------------------------------------------
BY CHECK                     $1,000 for regular         INVESCO does not accept
Mail to:                     accounts;                  cash, credit cards,
INVESCO Funds Group, Inc.,   $250 for an IRA;           travelers' cheques, credit
P.O. Box 17970               $50 for each subsequent    card checks, instant loan
Denver, CO 80217.            investment.                checks, money orders or
You may send your check by                              third party checks unless
overnight courier to:                                   they are from another
4350 South Monaco Street,                               financial institution
Denver, CO 80237.                                       related to a retirement
                                                        plan transfer.
-------------------------------------------------------------------------------------
BY WIRE                      $1,000 for regular
You may send your payment    accounts; $250 for an IRA;
by bank wire (call           $50 for each subsequent
1-800-328-2234 for           investment.
instructions).
-------------------------------------------------------------------------------------

BY TELEPHONE WITH ACH        $1,000 for regular         You must provide your bank
Call 1-800-328-2234 to       accounts; $250 for an      account information to request
request your purchase.       IRA; $50 for each sub-     to INVESCO prior to using this
Upon your telephone          sequent investment.        option.
instructions, INVESCO
will move money from
your designated bank/
credit union checking
or savings account in
order to purchase shares.
-------------------------------------------------------------------------------------
REGULAR INVESTING WITH       $50 per month for          Like all regular investment
EASIVEST OR DIRECT           EasiVest; $50 per pay      plans, neither EasiVest
PAYROLL PURHCASE             period for Direct Payroll  nor Direct Payroll Purchase
You may enroll on your fund  Purchase. You may start    ensures a profit or
application, or call us for  or stop your regular       protects against loss in a
a separate form and more     investment plan at         falling market. Because
details. Investing the same  anytime, with two weeks'   you'll invest continually,
amount on a monthly basis    notice to INVESCO.         regard less of varying
allows you to buy more                                  price levels, consider your
shares when prices are low                              financial ability to keep
and fewer shares when prices                            buying through low price
are high. This "dollar cost                             levels. And remember that
averaging" may help offset                              you will lose money if you
market fluctuations. Over a                             redeem your shares when the
period of time, your average                            market value of all your
cost per share may be less                              shares is less than their
than the actual average per                             cost.
net asset value per share.
----------------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE     $50 for subsequent         You must provide your bank
WITH ACH                     investments.               account information to
Automated transactions                                  INVESCO prior to using
by phone are available for                              this option. Automated
subsequent purchases and                                transactions are limited to a
exchanges 24 hours a day.                               maximum of $25,000.
Simply call 1-800-424-8085.

----------------------------------------------------------------------------------------

METHOD                       INVESTMENT MINIMUM         PLEASE REMEMBER
----------------------------------------------------------------------------------------
BY EXCHANGE                  $1,000 for regular         See "Exchange Policy."
Between the same class of    accounts; $250 for an IRA;
any two INVESCO funds. Call  $50 for each subsequent
1-800-525-8085 for           investment.
prospectuses of other
INVESCO funds. Exchanges may
be made by phone or at our
Web site at invescofunds.com.
You may also establish an
automatic monthly exchange
service between two INVESCO
funds; call us for further
details and the correct
form.

EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class of another INVESCO fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. You will not pay a sales charge when exchanging Class B shares for other Class B shares or Class C shares for other Class C shares. If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating any CDSC that may be assessed upon a subsequent redemption.

We have the following policies governing all exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).

o You may make up to four exchanges out of the Fund per twelve-month period, but you may be subject to the initial sales charge described below.

o The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund and its shareholders. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least 60 days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the fund into which you wish to exchange are temporarily stopped.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to that class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial intermediary can help you decide among the various classes. Please contact your financial intermediary for several convenient ways to invest in the Fund. Shares of the Fund are available primarily through your financial intermediary.

In addition, you should also consider the factors below:

                                 CLASS A                CLASS B               CLASS C             CLASS K

Initial Sales Charge             5.50%                  None                  None                None

CDSC                             1% if you pur-         1% - 5% for           1% for shares
                                 chase $1,000,000       shares held less      held less than 13   None
                                 or more and hold       than 6 years.         months
                                 those shares less
                                 than 18 months.

12b-1 Fee                        0.35%                  1.00%                 1.00%               0.45%

Conversion                       No                     Yes(1)                No                  No

Purchase Order Maximum           None                   $250,000              $1,000,000          None
                                                        or less               or less

(1) Converts to Class A shares after eight years along with the pro rata portion of its reinvested dividends and distributions.

SALES CHARGES (CLASS A, B, AND C ONLY)
Sales charges on Class A shares of the Fund are detailed below. As used below, the term "offering price" with respect to Class A shares includes the initial sales charge.

INITIAL SALES CHARGES. Class A shares of the Fund are subject to the following initial sales charges:

                                                INVESTOR'S SALES CHARGE
AMOUNT OF INVESTMENT                       AS A % OF             AS A % OF
IN A SINGLE TRANSACTION                    OFFERING PRICE        INVESTMENT
--------------------------------------------------------------------------------
Less than                   $   25,000     5.50%                 5.82%
$25,000 but less than       $   50,000     5.25%                 5.54%
$50,000 but less than       $  100,000     4.75%                 4.99%
$100,000 but less than      $  250,000     3.75%                 3.90%
$250,000 but less than      $  500,000     3.00%                 3.09%
$500,000 but less than      $1,000,000     2.00%                 2.04%
$1,000,000 or more                         NAV                   NAV

CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A SHARES. You can purchase $1,000,000 or more of Class A shares at net asset value and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem or exchange them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than eighteen months, the CDSC may be assessed on the amount of the total original cost of the shares at the time of purchase.

CDSC FOR CLASS B AND CLASS C SHARES. You purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages. If your holding period is less than six years for Class B and thirteen months for Class C shares, the CDSC may be assessed on the amount of the total original cost of the shares.

YEAR SINCE
PURCHASE MADE               CLASS B     CLASS C

First                       5%          1%(1)
Second                      4%          None
Third                       3%          None
Fourth                      3%          None
Fifth                       2%          None
Sixth                       1%          None

Seventh and following       None(2)     None

(1)The first year will consist of the first thirteen months.
(2)Class B shares convert to Class A shares after eight years.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

     REDUCED SALES CHARGES. You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

     RIGHT OF ACCUMULATION. You may combine your new purchases of Class A shares with Class A shares that were previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

     LETTER OF INTENT. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE/CDSC EXCEPTIONS
You will not pay initial sales charges:
o    on shares purchased by reinvesting dividends and distributions;
o    when exchanging shares among certain INVESCO funds;
o    when using the reinstatement privilege;
o when a merger, consolidation, or acquisition of assets of an INVESCO fund occurs; and

o    upon automatic conversion of Class B to Class A.

You will not pay a CDSC:
o    if you purchase less than $1,000,000 of Class A shares;
o if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
o    if you redeem Class B shares you held for more than six years;
o    if you redeem Class C shares you held for more than thirteen months;
o if you participate in the periodic withdrawal program and withdraw up to 10% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable 12-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal.

o if you redeem shares acquired through reinvestment of dividends and distributions;
o    on increases in the net asset value of your shares;
o    to pay account fees;

o for IRA distributions due to death or disability or periodic distributions based on life expectancy;

o    to  return  excess   contributions  (and  earnings,   if  applicable)  from
     retirement plan accounts; or
o    for redemptions following the death of a shareholder or beneficial owner.

There may be other situations when you may be able to purchase or redeem shares at reduced or no sales charges. Consult the Fund's Statement of Additional Information for further details.

DISTRIBUTION EXPENSES. We have adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for each class of shares of the Fund. The 12b-1 fees paid by the Fund's classes of shares are used to pay distribution and service fees to IDI for the sale and distribution of the Fund's shares to pay and for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because the Fund's shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

Under each Plan, each Fund's payments are limited to an amount computed at each Class's applicable 12b-1 fee. If distribution expenses for a Fund exceed these computed amounts, INVESCO pays the difference.

[INVESCO ICON] YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through INVESCO.

SHAREHOLDER ACCOUNTS. INVESCO maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You or your financial intermediary may buy, exchange and sell Fund shares by telephone, unless these privileges are specifically declined when the INVESCO new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE, INVESCOFUNDS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you. In general, if INVESCO has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, INVESCO is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Fund, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing INVESCO. You may also request that householding be eliminated from all your required mailings.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call INVESCO for information and forms to establish or transfer your existing retirement plan or account.

[INVESCO ICON] HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Class A, B, C and K shares of the Fund if you invest directly through INVESCO. If you invest in a Fund through a financial intermediary, please consult your financial intermediary for information on how to sell shares of the Fund. You may be charged a commission or transaction fee by the financial intermediary for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by INVESCO in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

You may be charged a CDSC at the time of redemption, depending on how long you have held your shares. If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. In addition, with respect to Class B and C shares, upon redemption of Class B shares held six years or less or Class C shares held thirteen months or less, a CDSC of 1% - 5% for Class B shares or 1% for Class C shares of the total original cost of the shares at the time of purchase may be assessed. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B or C shares acquired through reinvestment of dividends or other distributions, or Class A, B or C shares exchanged for the same class of another INVESCO Fund.

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

INVESCO usually forwards the proceeds from the sale of Fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to 12 business days.

Because of the Fund's expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in the Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given 60 days to increase the value of your account to $250 or more.

REDEMPTION FEES. Except for any applicable CDSC, we will not charge you any fees to redeem your shares; however, your financial intermediary may charge service fees for handling these transactions.

REINSTATEMENT PRIVILEGE (CLASS A ONLY). You may, within 90 days after you sell Class A shares, reinvest all or part of your redemption proceeds in Class A shares in the Fund at net asset value in an identically registered account. You will not pay any sales charges on the amount reinvested. In addition, if you had paid a CDSC on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify INVESCO in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per calendar year.

The following chart shows several ways to sell your shares of the Fund if you invest directly through INVESCO.

--------------------------------------------------------------------------------
METHOD                  REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE            $250 (or, if less,         INVESCO's telephone
Call us toll-free       full liquidation           redemption
at:                     of the account)            privileges may be
1-800-328-2234.         for a redemption           modified or
                        check.                     terminated in the
                                                   future at INVESCO's
                                                   discretion. The
                                                   maximum amount
                                                   which may be
                                                   redeemed by
                                                   telephone is
                                                   generally $25,000.
--------------------------------------------------------------------------------
IN WRITING              Any amount.                The redemption
Mail your request to                               request must be
INVESCO Funds Group,                               signed by all
Inc., P.O. Box                                     registered account
17970, Denver, CO                                  owners. Payment
80217. You may also                                will be mailed to
send your request by                               your address as it
overnight courier to                               appears on
4350 South Monaco                                  INVESCO's records,
Street, Denver, CO                                 or to a bank
80237.                                             designated by you
                                                   in writing.
--------------------------------------------------------------------------------

BY TELEPHONE WITH ACH   $250.                      You must provide
Call 1-800-328-2234                                your bank account
to request your                                    information to
redemption.                                        INVESCO prior to
                                                   using this option.
                                                   INVESCO will
                                                   automatically pay
                                                   the proceeds into
                                                   your designated
                                                   bank account.
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT     $50.                       Be sure to write down the
LINE WITH ACH                                      confirmation number pro-
Automated transactions                             vided to you. You must
by telephone are                                   provide your bank account
available for redemp-                              information to INVESCO
tions and exchanges                                prior to using this option.
24 hours a day. Simply
call 1-800-424-8085.

--------------------------------------------------------------------------------
METHOD                  REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
PERIODIC WITHDRAWAL     $100 per payment           You must have at
PLAN                    on a monthly or            least $10,000 total
You may call us to      quarterly basis.           invested with the
request the                                        INVESCO funds with
appropriate form and                               at least $5,000 of
more information at                                that total invested
1-800-328-2234.                                    in the fund from
                                                   which withdrawals
                                                   will be made.

--------------------------------------------------------------------------------
PAYMENT TO THIRD        Any amount.                All registered
PARTY                                              account owners must
Mail your request to                               sign the request,
INVESCO Funds Group,                               with signature
Inc., P.O. Box 17970,                              guarantees from an
Denver, CO 80217.                                  eligible guarantor
                                                   financial
                                                   institution, such
                                                   as a commercial
                                                   bank or a
                                                   recognized national
                                                   or regional
                                                   securities firm.

[GRAPH ICON] TAXES

Everyone's tax status is unique. We encourage you to consult your own tax advisor on the tax impact to you of investing in the Fund.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of the Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON] DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund earns ordinary or investment income from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually or at such other times as the Fund may elect. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX- EXEMPT OR TAX-DEFERRED ACCOUNTS).

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. The Fund's NAV will drop by the amount of the distribution on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either 30 days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Pell Rudman Mid-Cap Growth Portfolio (the "Pell Rudman Portfolio") for the period of its operations. The Fund is the successor to the Pell Rudman Portfolio pursuant to a reorganization that took place on October 2, 2001. As a result of the reorganization, Pell Rudman Portfolio shareholders received Institutional Class shares of the Fund, which are not offered in this Prospectus. The financial information below is that of the Pell Rudman Portfolio through October 1, 2001 and that of INVESCO Mid-Cap Growth Fund-Institutional Class from October 2, 2001 through October 31, 2001, representing the six months ended October 31, 2001. Certain information reflects financial results for a single share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Pell Rudman Portfolio (assuming reinvestment of all dividends and distributions). With the exception of the six months ended October 31, 2001, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in UAM Funds Trust's 2001 Annual Report to Shareholders. This Report is available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus.

                                                 SIX MONTHS                                       PERIOD
                                                      ENDED                                        ENDED
                                                 OCTOBER 31           YEAR ENDED APRIL 30       APRIL 30
                                                 -------------------------------------------------------
                                                       2001           2001           2000        1999(a)
                                                  UNAUDITED
INVESCO MID-CAP GROWTH FUND --
  INSTITUTIONAL CLASS
(FOMERLY PELL RUDMAN MID-CAP GROWTH
PORTFOLIO-PREDECESSOR FUND TO THE
FUND)

PER SHARE DATA
Net Asset Value -- Beginning of Period           $    14.78      $   19.03      $   12.76      $   10.00
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                  (0.15)         (0.13)         (0.12)         (0.02)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                           (2.01)         (2.38)           6.41           2.78
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (2.16)         (2.51)           6.29           2.76
========================================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                       0.00           0.68           0.02           0.00
In Excess of Capital Gains                             0.00           0.96           0.00           0.00
Return of Capital                                      0.00           0.10           0.00           0.00
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    0.00           1.74           0.02           0.00
--------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                 $    12.62      $   14.78      $   19.03      $   12.76
========================================================================================================

TOTAL RETURN                                    (14.61%)(b)       (13.60%)         49.49%      27.50%(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)       $    7,376      $  19,742      $  17,703      $   6,185
Ratio of Expenses to Average Net Assets(c),(d)     0.65%(b)          1.30%          1.31%       1.30%(e)
Ratio of Net Investment Loss to Average
  Net Assets(d)                                  (0.53%)(b)        (0.90%)        (0.95%)     (0.68%)(e)
Portfolio Turnover Rate                               6%(b)            41%            42%         24%(b)

(a) From September 10, 1998, commencement of investment operations, to April 30, 1999.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment advisor, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by INVESCO for the period of October 2, 2001 to October 31, 2001 and by Pell Rudman Trust Company, N.A. for the period May 2, 2001 to October 1, 2001, representing the six months ended October 31, 2001. Years ended April 30, 2001 and 2000 and the period ended April 30, 1999 were voluntarily absorbed by Pell Rudman Trust Company, N.A. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.15%, 1.88%, 2.48% and 7.74% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.03%), (1.48%), (2.12%) and (7.12%) (annualized), respectively.
(e)  Annualized

                                                                          PERIOD
                                                                           ENDED
                                                                      OCTOBER 31
                                                                   -------------
                                                                         2001(a)
                                                                       UNAUDITED
MID-CAP GROWTH FUND -- CLASS A
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $      11.80
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income(b)                                                    0.00
Net Gains on Securities (Both Realized and Unrealized)                      0.84
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                            0.84
--------------------------------------------------------------------------------
Net Asset Value -- End of Period                                    $      12.64
================================================================================

TOTAL RETURN(c)                                                         7.12%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $        747
Ratio of Expenses to Average Net Assets(e)(f)                           0.14%(d)
Ratio of Net Investment Income to Average Net Assets(f)                 0.15%(d)
Portfolio Turnover Rate                                                    6%(g)

(a)  From October 2, 2001, since inception of Class A, to October 31, 2001.
(b)  Net Investment Income aggregated less than $0.01 on a per share basis.
(c)  The  applicable  sales  charges  are  not  included  in  the  Total  Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by INVESCO for the period ended October 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.23%, and ratio of net investment income to average net assets would have been 0.06%.
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the six months ended October 31, 2001.

                                                                          PERIOD
                                                                           ENDED
                                                                      OCTOBER 31
                                                           ---------------------
                                                                         2001(a)
                                                                       UNAUDITED
MID-CAP GROWTH FUND -- CLASS B
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $      11.80
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                       (0.01)
Net Gains on Securities (Both Realized and Unrealized)                      0.81
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                            0.80
--------------------------------------------------------------------------------
Net Asset Value -- End of Period                                    $      12.60
================================================================================

TOTAL RETURN(b)                                                         6.78%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $         71
Ratio of Expenses to Average Net Assets(d)(e)                           0.22%(c)
Ratio of Net Investment Loss to Average Net Assets(e)                 (0.16%)(c)
Portfolio Turnover Rate                                                    6%(f)

(a)  From October 2, 2001, since inception of Class B, to October 31, 2001.
(b)  The applicable CDSC fees are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the period ended October 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.31%, and ratio of net investment loss to average net assets would have been (0.25%).
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the six months ended October 31, 2001.

                                                                          PERIOD
                                                                           ENDED
                                                                      OCTOBER 31
                                                             -------------------
                                                                         2001(a)
                                                                       UNAUDITED
MID-CAP GROWTH FUND -- CLASS C
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $      11.80
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                       (0.01)
Net Gains on Securities (Both Realized and Unrealized)                      0.81
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                            0.80
================================================================================
Net Asset Value -- End of Period                                    $      12.60
================================================================================

TOTAL RETURN(b)                                                         6.78%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $         26
Ratio of Expenses to Average Net Assets(d)(e)                           0.21%(c)
Ratio of Net Investment Loss to Average Net Assets(e)                 (0.16%)(c)
Portfolio Turnover Rate                                                    6%(f)

(a)  From October 2, 2001, since inception of Class C, to October 31, 2001.
(b)  The applicable CDSC fees are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by INVESCO for the period ended October 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.29%, and ratio of net investment loss to average net assets would have been (0.24%).
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the six months ended October 31, 2001.

DECEMBER 31, 2001

INVESCO COUNSELOR SERIES FUNDS, INC.
INVESCO MID-CAP GROWTH FUND - CLASS A, B, C AND K

You may obtain additional information about the Fund from several sources.

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as market and general economic trends affecting the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated December 31, 2001 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. You may access the current Prospectus on the INVESCO Web site at invescofunds.com. The current Prospectus and SAI of the Fund are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus and SAI of the Fund and the Annual Report of the Pell Rudman Mid-Cap Growth Portfolio, write to INVESCO
Distributors, Inc., P.O. Box 17970, Denver, Colorado 80217; or call 1-800-328-2234. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C., 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address:publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.

















811-09913

PROSPECTUS | DECEMBER 31, 2001
--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO COUNSELOR SERIES FUNDS, INC.

INVESCO MID-CAP GROWTH FUND - INSTITUTIONAL CLASS

A NO-LOAD  CLASS OF SHARES  DESIGNED FOR  INVESTORS  SEEKING  LONG-TERM  CAPITAL
GROWTH.

TABLE OF CONTENTS

Investment Goals, Strategies And Risks....................74
Fund Performance..........................................75
Fees And Expenses.........................................76
Investment Risks..........................................77
Principal Risks Associated With The Fund..................77
Temporary Defensive Positions.............................81
Portfolio Turnover........................................81
Fund Management...........................................81
Portfolio Manager.........................................82
Potential Rewards.........................................82
Share Price...............................................82
How To Buy Shares.........................................83
Your Account Services.....................................85
How To Sell Shares........................................86
Taxes.....................................................87
Dividends And Capital Gain Distributions..................88
Financial Highlights......................................89

                           [INVESCO ICON] INVESCO(R)

The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Fund. Together with our affiliated companies, we at INVESCO direct all aspects of the management of the Fund.

This Prospectus contains important information about the Fund's Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through separate prospectuses. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about other classes of shares, contact INVESCO Distributors, Inc. ("IDI") at 1-800-328-2234.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON] INVESTMENT GOALS & STRATEGIES
[ARROWS ICON] POTENTIAL INVESTMENT RISKS
[GRAPH ICON] PAST PERFORMANCE
[INVESCO ICON] WORKING WITH INVESCO
--------------------------------------------------------------------------------

[KEY ICON][ARROWS ICON] INVESTMENT GOALS, STRATEGIES AND RISKS

The Fund seeks long-term capital growth. It is actively managed. The primary focus of the Fund is on quality growth companies with medium market capitalizations. The Fund normally invests at least 80% of its total assets in common stocks of mid-sized companies. We define mid-sized companies as companies that are included in the Russell Mid-Cap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At November 30, 2001, the smallest company in the Index had a market capitalization of $285 million and the largest company had a market capitalization of $15 billion.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

INVESCO emphasizes bottom-up (i.e., it focuses on individual stocks rather than industries or sectors) fundamental stock selection that concentrates on companies that can deliver strong earnings growth, cash flow growth, and return on equity. INVESCO looks for a proven history of growth because we believe that such a history is indicative of the value of the underlying franchise or market position. These companies typically have a proprietary product or business approach that allows them to be leaders within their respective industries. INVESCO also looks for strong management that is shareholder-oriented and is pursuing a clear, profit-oriented business strategy.

INVESCO  narrows  potential   candidates  by  looking  for  companies  that  may
outperform in the future and/or possess a catalyst that may allow the stock to recognize its potential. Typical catalysts include:

     o New products.
     o Acceleration in revenues.
     o Expanding profit margins.
     o Companies with strong growth-oriented fundamentals that have experienced a recent and/or significant correction in valuation.
     o Companies with positive earnings momentum.

INVESCO also emphasizes diversification in terms of sector exposure as well as the number of securities held.

Companies are constantly evaluated in terms of growth characteristics relative to valuations by comparing the price-to-earnings growth rate of current fund holdings to potential purchase candidates. Securities are considered candidates for sale based on their performance relative to certain benchmarks. INVESCO may also sell a security at any time because of deteriorating fundamentals, valuations or relative performance.

As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

Growth funds may not perform as well as other types of mutual funds when growth investing is out of favor. The values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

At any given time, the Funds may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Funds are not limited with respect to sectors in which they can invest. If the portfolio managers allocate more of their respective Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business or other developments which generally affect the sector. A Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Fund is subject to other principal risks such as liquidity, derivatives, options and futures, counterparty, foreign securities, emerging markets, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON] FUND PERFORMANCE

The Fund is the successor to the Pell Rudman Mid-Cap Growth Portfolio (the "Pell Rudman Portfolio") pursuant to a reorganization that took place on or about October 2, 2001. As a result of the reorganization, Pell Rudman Portfolio shareholders received Institutional Class shares of the Fund. Accordingly, the performance information below is that of the Pell Rudman Portfolio. The Pell Rudman Portfolio was managed by Pell Rudman Trust Company, N.A. and had the same investment objective and substantially similar restrictions as the Fund. Thus, performance of the Fund would have been similar.

The bar chart below shows the actual yearly performance of the Pell Rudman Portfolio (commonly known as its "total return") for the years ended December 31 since inception. The table below shows average annual total returns of the Pell Rudman Portfolio for various periods ended December 31, 2000 compared to the Russell Midcap Growth Index. The information in the chart and table illustrates the variability of the Pell Rudman Portfolio's total return and how its performance compared to a broad measure of market performance. Remember, past performance does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
                      PELL RUDMAN MID-CAP GROWTH PORTFOLIO
                    ACTUAL ANNUAL TOTAL RETURN(1),(2),(3),(4)
================================================================================
                               [GRAPHIC OMITTED]
                      1999                            2000
                      35.69%                          6.62%
--------------------------------------------------------------------------------
Best Calendar Qtr.      12/99    26.15%
Worst Calendar Qtr.     12/00   (11.73%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               AVERAGE ANNUAL TOTAL RETURN
                                                      AS OF 12/31/00
--------------------------------------------------------------------------------
                                                                     SINCE
                                                  1 YEAR          INCEPTION(4)
Pell Rudman Portfolio(1),(2),(3)                   6.62%             28.93%
Russell Midcap Growth Index(5)                   (11.75%)            26.35%

(1)  Total  return  figures  include  reinvested   dividends  and  capital  gain
     distributions and the effect of the Pell Rudman Portfolio's expenses.

(2) The total returns are for Institutional Class shares of the Pell Rudman Portfolio which reorganized into the Fund on October 2, 2001. Total returns of the Fund will differ to the extent that the Fund has different expenses and a different investment advisor.
(3) Return for Institutional Class shares of the Pell Rudman Portfolio year-to-date as of the calendar quarter ended September 30, 2001 was (25.40%).

(4) The Pell Rudman Portfolio commenced investment operations on September 10, 1998. Index comparisons begin on September 10, 1998.
(5) The Russell Midcap Growth Index is an unmanaged index reflecting the performance of the common stocks of medium-sized companies. Please keep in mind that the Index does not pay brokerage, management, administrative or distribution expenses, all of which are paid by the Fund and are reflected in its annual returns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

You pay no fees to purchase Institutional Class shares of the Fund, to exchange to another INVESCO fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

Management Fees                                 1.00%
Distribution and Service (12b-1) Fees           None
Other Expenses(1),(2)                           0.76%
Total Annual Fund Operating Expenses(1),(2)     1.76%

(1) Based on estimated expenses.
(2) Certain expenses of the Institutional Class will be absorbed voluntarily by INVESCO pursuant to a commitment between the Fund, with respect to the Institutional Class, and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, the Class' Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.30% and 1.30%, respectively, of the Class' average net assets.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and redeem all of your shares at the end of those periods. The Example also assumes that your investment had a hypothetical 5% return each year and that the Fund's Institutional Class shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Institutional Class may be higher or lower, based on these assumptions your costs would be:

                          1 year     3 years     5 years    10 years
                          $179       $554        $954       $2,073

[ARROWS ICON] INVESTMENT RISKS

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON] PRINCIPAL RISKS ASSOCIATED WITH THE FUND

You should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK
Equity stock prices vary and may fall, thus reducing the value of the Fund's investments. Certain stocks selected for the Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large businesses are less volatile than those of mid-size businesses or small businesses. The Fund is free to invest in smaller companies or those that may otherwise be more volatile.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

DERIVATIVES RISK
A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of holding positions in derivatives used as a hedging device is that the fluctuations in their values may not behave as anticipated with respect to the overall securities markets. The Fund may also use derivatives in an attempt to improve performance, although there is no guarantee that it will be successful in that effort. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others, and thus may increase market risk. Also, derivatives are subject to counterparty risk as described below.

OPTIONS AND FUTURES RISK
Options and futures are common types of derivatives that the Fund uses as an investment strategy as well as to hedge other positions in the Fund. An option is the right or obligation to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. The use of options and futures may increase the performance of the Fund, but may also increase market risk.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

FOREIGN SECURITIES RISKS
Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks. The Fund may invest up to 100% of its assets in securities of non-U.S. issuers.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

     EUROPEAN ECONOMIC AND MONETARY UNION. Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"), which has adopted the euro as a common currency. The national currencies will be sub-currencies of the euro until July 1, 2002, at which time these currencies will disappear entirely. Other European countries may adopt the euro in the future.

     As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries may affect the fiscal and monetary levels of those participating countries. The outcome of these and other uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

EMERGING MARKETS RISK
Investments in emerging markets carry additional risks beyond typical investments in foreign securities. Emerging markets are countries that the international financial community considers to have developing economies and securities markets that are not as established as those in the United States. Emerging markets are generally considered to include every country in the world except the United States, Canada, Japan, Australia, New Zealand and nations in Western Europe (other than Greece, Portugal or Turkey).

Investments in emerging markets have a higher degree of risk than investments in more established markets. These countries generally have a greater degree of social, political and economic instability than do developed markets. Governments of emerging market countries tend to exercise more authority over private business activities, and, in many cases, either own or control large businesses in those countries. Businesses in emerging markets may be subject to nationalization or confiscatory tax legislation that could result in investors - including the Fund - losing their entire investment. Emerging markets often have a great deal of social tension. Authoritarian governments and military involvement in government is common. In such markets, there is often social unrest, including insurgencies and terrorist activities.

Economically, emerging markets are generally dependent upon foreign trade and foreign investment. Many of these countries have borrowed significantly from foreign banks and governments. These debt obligations can affect not only the economy of a developing country, but its social and political stability as well.

LACK OF TIMELY INFORMATION RISK
Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

PORTFOLIO TURNOVER RISK
The Fund's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to the Fund's shareholders.

                 ______________________________________________

Although the Fund generally invests in publicly traded equity securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                                          RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS)
These are securities issued by U.S.                 Market,
banks that represent shares of foreign              Information,
corporations held by those banks.                   Political,
Although traded in U.S. securities                  Regulatory,
markets and valued in U.S. dollars, ADRs            Diplomatic,
carry most of the risks of investing                Liquidity and
directly in foreign securities.                     Currency Risks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT                                          RISKS
--------------------------------------------------------------------------------
DELAYED DELIVERY OR WHEN-ISSUED SECURITIES
Ordinarily, the Fund purchases securities           Market Risk
and pays for them in cash at the normal
trade settlement time. When the Fund
purchases a delayed delivery or when-issued
security, it promises to pay in the future -
for example, when the security is actually
available for delivery to the Fund. The Fund's
obligation to pay is usually fixed when the
Fund promises to pay. Between the date the Fund
promises to pay and the date the securities are
actually received, the Fund bears the risk that
the market value of the when-issued security
may decline.
--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS
A contract to exchange an amount of                Currency,
currency on a date in the future at an             Political,
agreed-upon exchange rate might be used            Diplomatic,
by the Fund to hedge against changes in            Counterparty and
foreign currency exchange rates when               Regulatory Risks
the Fund invests in foreign securities.
Such contracts do not reduce price
fluctuations in foreign securities, or
prevent losses if the prices of those
securities decline.
--------------------------------------------------------------------------------
FUTURES
A futures contract is an agreement to              Market,
buy or sell a specific amount of                   Liquidity and
a  financial instrument (such as an index          Options and
or security) at a stated price on a stated         Futures Risks
date. The Fund may use futures contracts to
provide liquidity, to hedge portfolio value
or to gain exposure to the underlying security
or index.
--------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be sold quickly at          Liquidity Risk
its fair value.
--------------------------------------------------------------------------------
OPTIONS
The obligation or right to deliver or              Information,
receive a security or other instrument,            Liquidity and
index or commodity, or cash payment                Options and
depending on the price of the underlying           Futures Risks
security or the performance of an index or
other benchmark. Includes options on specific
securities and stock indexes, and options on
stock index futures. May be used in the
Fund's portfolio to provide liquidity, to hedge
portfolio value or to gain exposure to the
underlying security or index.
--------------------------------------------------------------------------------
OTHER FINANCIAL INSTRUMENTS
These may include forward contracts,               Counterparty,
swaps, caps, floors and collars.  They             Currency,
may be used to try to manage the Fund's            Liquidity,
foreign currency exposure and other                Market and
investment risks, which can cause its              Regulatory Risks
net asset value to rise or fall. The
Fund may use these financial
instruments, commonly known as
"derivatives," to increase or decrease
its exposure to changing securities
prices, interest rates, currency
exchange rates or other factors.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT                                          RISKS
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the seller of a             Counterparty Risk
security agrees to buy it back at an
agreed-upon price and time in the future.
-------------------------------------------------------------------------------
RULE 144A SECURITIES
Securities that are not registered, but            Liquidity Risk
which are bought and sold solely by
institutional investors. The Fund considers
many Rule 144A securities to be "liquid,"
although the market for such securities
typically is less active than the public
securities markets.
-------------------------------------------------------------------------------

[ARROWS ICON] TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROWS ICON] PORTFOLIO TURNOVER

We actively manage and trade the Fund's portfolio. Therefore, the Fund may have a higher portfolio turnover rate than many other mutual funds. The Fund's average portfolio turnover rate for the current fiscal year may exceed 200%.

A portfolio turnover rate of 200% is equivalent to the Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect the Fund's performance because it results in higher brokerage commissions and may result in taxable capital gain distributions to the Fund's shareholders.

[INVESCO ICON] FUND MANAGEMENT

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $361.3 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESTMENT ADVISOR

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Fund. INVESCO was founded in 1932 and manages over $29 billion for more than 3,267,247 shareholder accounts of 47 INVESCO mutual funds. INVESCO performs a wide variety of other services for the Fund, including administrative and transfer agency functions (the processing of purchases, sales and exchanges of Fund shares).

A wholly owned subsidiary of INVESCO, IDI is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO and IDI are subsidiaries of AMVESCAP PLC.

Prior to August 1, 2001, Pell Rudman Trust Company, N.A. ("Pell Rudman Company"), was the investment advisor to the Pell Rudman Portfolio, predecessor to the Fund. The Fund paid 1.00% of its average net assets to Pell Rudman Company for advisory services in the fiscal year ended April 30, 2001.

[INVESCO ICON] PORTFOLIO MANAGER

The following individual is primarily responsible for the day-to-day management of the Fund's portfolio holdings:

TIMOTHY J. MILLER, Chief Investment Officer and a director and senior vice president of INVESCO, is the portfolio manager of the Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a Chartered Financial Analyst. Tim holds an M.B.A. from the University of Missouri - St. Louis and a B.S.B.A. from St. Louis University.

[INVESCO ICON] POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance.

SUITABILITY FOR INVESTORS
Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:
o are experienced investors or have obtained the advice of an investment professional.
o    are willing to grow their capital over the long term (at least five years).
o understand that shares of the Fund can, and likely will, have daily price fluctuations.
o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:
o    primarily seeking current dividend income.
o    unwilling to accept potential daily changes in the price of Fund shares.
o    speculating on short-term fluctuations in the stock markets.

[INVESCO ICON] SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S. and Good Friday.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because their expenses vary, NAV is determined separately for each class.

All purchases, sales and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO receives proper instructions from you to purchase, redeem or exchange shares of the Fund. Your instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO hears from you after that time, your instructions will be processed at the NAV calculated at the end of the next day that the NYSE is open.

Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.

[INVESCO ICON] HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund. A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

There is no charge to invest, exchange or redeem shares when you make transactions directly through INVESCO. However, if you invest in the Fund through a securities broker or any other third parties, you may be charged a commission or transaction fee for either purchases or sales of Fund shares. For all new accounts, please send a completed application form and specify the fund or funds and the class or classes you wish to purchase.

INVESCO reserves the right to increase, reduce or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. INVESCO also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to the Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

INSTITUTIONAL INVESTORS

         Minimum Initial Investment    $ 10,000,000

         Minimum Balance               $  5,000,000

         Minimum Subsequent Investment $  1,000,000

RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS

         Minimum Total Plan Assets     $100,000,000

         Minimum Initial Investment    $ 10,000,000

         Minimum Balance               $  5,000,000

         Minimum Subsequent Investment $  1,000,000

METHOD                          INVESTMENT MINIMUM      PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                        Please refer to         These shares are
Mail to:                        the investment          offered only to
INVESCO Funds Group,            minimums shown          institutional
Inc.,                           above.                  investors and
P.O. Box 17970,                                         qualified
Denver, CO 80217.                                       retirement plans.
You may send your check                                 These shares are
by overnight courier to:                                not available to
4350 South Monaco Street                                retail investors.
Denver, CO 80237.                                       INVESCO does not
                                                        accept cash,
                                                        credit cards,
                                                        travelers'
                                                        cheques, credit
                                                        card checks,
                                                        instant loan
                                                        checks, money
                                                        orders or third
                                                        party checks
                                                        unless they are
                                                        from another
                                                        financial
                                                        institution
                                                        related to a
                                                        retirement plan
                                                        transfer.
--------------------------------------------------------------------------------
BY WIRE                         Please refer to         These shares are
You may send your               the investment          offered only to
payment by                      minimums shown          institutional
bank wire (call                 above.                  investors and
1-800-328-2234 for                                      qualified
instructions).                                          retirement plans.
                                                        These shares are
                                                        not available to
                                                        retail investors.
--------------------------------------------------------------------------------

BY TELEPHONE WITH ACH           Please refer to         These shares are
Call 1-800-328-2234 to          the investment          offered only to
request your pur-               minimums shown          institutional
chase.  Upon your               above.                  investors and
telephone instructions,                                 qualified
INVESCO will move money                                 retirement plans.
from your designated                                    These shares are
bank/credit union                                       not available to
checking or savings                                     retail investors.
account in order to                                     You must provide
purchase shares.                                        your bank account
                                                        information to
                                                        INVESCO prior to
                                                        using this option.

--------------------------------------------------------------------------------
BY EXCHANGE                     Please refer to         These shares are
Between the same class          the investment          offered only to
of any two INVESCO              minimums shown          institutional
funds. Call                     above.                  investors and
1-800-328-2234 for                                      qualified
prospectuses of other                                   retirement plans.
INVESCO funds.                                          These shares are
Exchanges may be made                                   not available to
in writing or by                                        retail investors.
telephone. You may also                                 See "Exchange
establish an automatic                                  Policy."
monthly exchange
service between two
INVESCO funds; call us
for further details and
the correct form.

EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class of another INVESCO fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing all exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).

o    You may make up to four exchanges out of the Fund per twelve-month period.

o The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund and its shareholders. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least 60 days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the fund into which you wish to exchange are temporarily stopped.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to that class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors, and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities or government agencies) that do not pay commissions or distribution fees.

[INVESCO ICON] YOUR ACCOUNT SERVICES

SHAREHOLDER ACCOUNTS. Unless your account is held at a brokerage firm, INVESCO maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You may buy, exchange and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out the INVESCO new account Application.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE, INVESCOFUNDS.COM.

Unless you decline the telephone transaction privileges when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you. In general, if INVESCO has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, INVESCO is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call INVESCO for information and forms to establish or transfer your existing retirement plan or account.

[INVESCO ICON] HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by INVESCO in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

INVESCO usually forwards the proceeds from the sale of Fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to 12 business days.

METHOD                  REDEMPTION MINIMUM              PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE            $1,000 (or, if                  INVESCO's telephone
Call us toll-free       less, full                      redemption
at:                     liquidation of the              privileges may be
1-800-328-2234.         account) for a                  modified or
                        redemption check.               terminated in the
                                                        future at INVESCO's
                                                        discretion.  The
                                                        maximum amount
                                                        which may be
                                                        redeemed by
                                                        telephone is
                                                        generally $25,000.
--------------------------------------------------------------------------------

METHOD                  REDEMPTION MINIMUM              PLEASE REMEMBER
--------------------------------------------------------------------------------
IN WRITING              Any amount.                     The redemption
Mail your request to                                    request must be
INVESCO Funds Group,                                    signed by all
Inc., P.O. Box                                          registered account
17970, Denver, CO                                       owners. Payment
80217. You may also                                     will be mailed to
send your request by                                    your address as it
overnight courier to                                    appears on
4350 South Monaco                                       INVESCO's records,
Street, Denver, CO                                      or to a bank
80237.                                                  designated by you
                                                        in writing.
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY  Any amount.                     All registered
Mail your request to                                    account owners must
INVESCO Funds Group,                                    sign the request,
Inc., P.O. Box 17970,                                   with signature
Denver, CO 80217.                                       guarantees from an
                                                        eligible guarantor
                                                        financial institution,
                                                        such as a commercial
                                                        bank or a recognized
                                                        national or regional
                                                        securities firm.
[GRAPH ICON] TAXES

Everyone's tax status is unique. We encourage you to consult your own tax advisor on the tax impact to you of investing in the Fund.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions required under federal tax laws governing mutual funds. It is the policy of the Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes. However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON] DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund earns ordinary or investment income from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually or at such other times as the Fund may elect. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. The Fund's NAV will drop by the amount of the distribution on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either 30 days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the Pell Rudman Mid-Cap Growth Portfolio (the "Pell Rudman Portfolio") for the period of its operations. The Fund is the successor to the Pell Rudman Portfolio pursuant to a reorganization that took place on October 2, 2001. As a result of the reorganization, Pell Rudman Portfolio shareholders received Institutional Class shares of the Fund. The financial information below is that of the Pell Rudman Portfolio through October 1, 2001 and that of INVESCO Mid-Cap Growth Fund - Institutional Class from October 2, 2001 through October 31, 2001, representing the six months ended October 31, 2001. Certain information reflects financial results for a single share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a share of the Pell Rudman Portfolio (assuming reinvestment of all dividends and distributions). With the exception of the six months ended October 31, 2001, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in UAM Funds Trust's 2001 Annual Report to Shareholders. This Report is available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus.

                                                 SIX MONTHS                                       PERIOD
                                                      ENDED                                        ENDED
                                                 OCTOBER 31           YEAR ENDED APRIL 30       APRIL 30
                                                 -------------------------------------------------------
                                                       2001           2001           2000        1999(a)
                                                  UNAUDITED
INVESCO MID-CAP GROWTH FUND --
  INSTITUTIONAL CLASS
(FOMERLY PELL RUDMAN MID-CAP GROWTH
PORTFOLIO-PREDECESSOR FUND TO THE
FUND)
PER SHARE DATA
Net Asset Value -- Beginning of Period           $    14.78      $   19.03      $   12.76      $   10.00
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                  (0.15)         (0.13)         (0.12)         (0.02)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                           (2.01)         (2.38)           6.41           2.78
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (2.16)         (2.51)           6.29           2.76
========================================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                       0.00           0.68           0.02           0.00
In Excess of Capital Gains                             0.00           0.96           0.00           0.00
Return of Capital                                      0.00           0.10           0.00           0.00
--------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    0.00           1.74           0.02           0.00
--------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                 $    12.62      $   14.78      $   19.03      $   12.76
========================================================================================================

TOTAL RETURN                                    (14.61%)(b)       (13.60%)         49.49%      27.50%(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)       $    7,376      $  19,742      $  17,703      $   6,185
Ratio of Expenses to Average Net Assets(c),(d)     0.65%(b)          1.30%          1.31%       1.30%(e)
Ratio of Net Investment Loss to Average
  Net Assets(d)                                  (0.53%)(b)        (0.90%)        (0.95%)     (0.68%)(e)
Portfolio Turnover Rate                               6%(b)            41%            42%         24%(b)

(a) From September 10, 1998, commencement of investment operations, to April 30, 1999.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment advisor, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by INVESCO for the period of October 2, 2001 to October 31, 2001 and by Pell Rudman Trust Company, N.A. for the period May 1, 2001 to October 1, 2001, representing the six months ended October 31, 2001. Years ended April 30, 2001 and 2000 and the period ended April 30, 1999 were voluntarily absorbed by Pell Rudman Trust Company, N.A. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.15%, 1.88%, 2.48% and 7.74% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.03%), (1.48%), (2.12%) and (7.12%) (annualized), respectively. (e) Annualized

DECEMBER 31, 2001

INVESCO COUNSELOR  SERIES FUNDS, INC.
INVESCO MID-CAP GROWTH FUND - INSTITUTIONAL CLASS

You may obtain additional information about the Fund from several sources.

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as market and general economic trends affecting the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated December 31, 2001 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. You may access the current Prospectus on the INVESCO Web site at invescofunds.com. The current Prospectus and SAI of the Fund are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus and SAI of the Fund and the Annual Report of the Pell Rudman Mid-Cap Growth Portfolio, write to INVESCO
Distributors, Inc., P.O. Box 17970, Denver, Colorado 80217; or call 1-800-328-2234. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C., 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.















811-09913

                       STATEMENT OF ADDITIONAL INFORMATION

                      INVESCO COUNSELOR SERIES FUNDS, INC.
                (FORMERLY, INVESCO ADVANTAGE SERIES FUNDS, INC.)

                    INVESCO Advantage Fund - Class A, B and C
        INVESCO Advantage Global Health Sciences Fund - Class A, B and C
                  INVESCO Global Growth Fund - Class A, B and C
     INVESCO Advantage Technology/Telecommunications Fund - Class A, B and C
             (INVESCO ADVANTAGE TECHNOLOGY/TELECOMMUNICATIONS FUND
                          IS NOT CURRENTLY AVAILABLE)


Address:                                        Mailing Address:

4350 South Monaco Street, Denver, CO 80237      P.O. Box 17970, Denver, CO 80217

                                   Telephone:

                       In continental U.S., 1-800-328-2234




                                December 31, 2001

--------------------------------------------------------------------------------

A Prospectus for the Class A, B and C shares of INVESCO Advantage Fund, INVESCO Advantage Global Health Sciences Fund and INVESCO Global Growth Fund dated December 31, 2001, provides the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectus; in other words, this SAI is legally part of the Funds' Prospectus. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus.

You may obtain, without charge, the current Prospectus and SAI of the Funds by writing to INVESCO Distributors, Inc., P.O. Box 17970, Denver, CO 80217, or by calling 1-800-328-2234. The Prospectus is also available through the INVESCO Web site at invescofunds.com.

TABLE OF CONTENTS

The Company...........................................................94

Investments, Policies and Risks.......................................94

Investment Restrictions..............................................115

Management of the Funds..............................................117

Other Service Providers..............................................147

Brokerage Allocation and Other Practices.............................148

Capital Stock........................................................150

Tax Consequences of Owning Shares of a Fund..........................151

Performance..........................................................153

Code of Ethics.......................................................156

Financial Statements.................................................156

Appendix A...........................................................157

THE COMPANY

INVESCO Counselor Series Funds, Inc. ("the Company") was incorporated on April 24, 2000 under the laws of Maryland as INVESCO Advantage Series Funds, Inc. On November 8, 2000, the Company changed its name to INVESCO Counselor Series Funds, Inc. The Company is an open-end management investment company currently consisting of five portfolios of investments: INVESCO Advantage Fund - Class A shares, Class B shares and Class C shares, INVESCO Advantage Global Health Sciences Fund - Class A shares, Class B shares and Class C shares, INVESCO Global Growth Fund - Class A shares, Class B shares and Class C shares and INVESCO Advantage Technology/Telecommunications Fund - Class A shares, Class B shares and Class C shares, which is currently not available (each a "Fund" and, collectively, the "Funds"). The remaining fund, INVESCO Mid-Cap Growth Fund - Institutional Class shares, Class A shares, Class B shares, Class C shares and Class K shares is included in a separate SAI. Additional funds may be offered in the future.

On May 16, 2001,  Advantage  Global Health  Sciences Fund assumed all the assets
and  liabilities  of  INVESCO  Global  Health   Sciences  Fund.   Financial  and
performance information in this SAI is that of the predecessor Fund.

"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A
"management" investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds.

INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRS -- American Depository Receipts, or ADRs, are receipts typically issued by American banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities.

BORROWINGS AND LEVERAGE - The Funds may borrow money from banks (including the Funds' custodian bank), subject to the limitations under the 1940 Act. The Funds will limit borrowings and reverse repurchase agreements to an aggregate of 33 1/3% of each Fund's total assets at the time of the transaction.

The Advantage, Advantage Global Health Sciences and Advantage Technology/Telecommunications Funds may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of a Fund's shares will decrease faster than would otherwise be the case. Each Fund will maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, a Fund will be required to reduce its borrowings within three days to the extent necessary to satisfy this requirement. To reduce its borrowings, the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense a Fund would not otherwise incur, and a Fund may therefore have little or no investment income during periods of substantial borrowings.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of directors. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. An investment in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. INVESCO Funds Group, Inc. ("INVESCO"), the Funds' investment advisor, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, Inc. ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Each Fund may invest up to 25% of its portfolio in lower-rated debt securities, which are often referred to as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although a Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's at the time of purchase, the Funds are not permitted to invest in bonds that are in default or are rated CCC or below by S&P or Caa or below by Moody's or, if unrated, are judged by INVESCO to be of equivalent quality. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, INVESCO generally will limit Fund investments to debt securities which INVESCO believes are not highly speculative and which are rated at least B by S&P and Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, INVESCO attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB and B) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Global Growth Fund and Advantage Global Health Sciences Fund expect that most emerging country debt securities in which they may invest will not be rated by U.S. rating services. Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Funds may invest in common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what a company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

SECTOR RISK -- Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of their respective Fund's portfolio holdings to a particular sector, the Fund's overall performance will be more susceptible to the economic, business or other developments which generally affect that sector.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS AND OTHER FINANCIAL INSTRUMENTS

GENERAL. As discussed in the Prospectuses, the advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, it relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of a Fund."

In addition to the instruments and strategies described below, the advisor may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

SPECIAL   RISKS.   Financial   Instruments   and  their  use   involve   special
considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the advisor employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distort the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which they typically invest. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

COVER. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If the advisor wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the advisor wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), a Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY DEPOSITS. A Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the advisor anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the advisor anticipates. There is no assurance that the advisor's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

COMBINED POSITIONS. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

TURNOVER. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS AND COLLARS. The Funds are authorized to enter into swaps, caps, floors and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRs -- HOLDRs are trust-issued receipts that represent a Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

INITIAL PUBLIC OFFERINGS ("IPO") -- The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund for as long as it has a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investment, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies, including investment companies advised by INVESCO and its affiliates, that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies and exchange-traded funds. SPDRs are investment companies whose portfolios mirror the compositions of specific S&P indices, such as the S&P 500 and the S&P 400. SPDRs are traded on the American Stock Exchange. SPDR holders such as a Fund are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities held by the SPDR Trust, net of certain fees and expenses. The Investment Company Act of 1940, as amended (the "1940 Act"), limits investments in securities of other investment companies, such as the SPDR Trust. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company and a Fund may own no more than 3% of the outstanding shares may be invested in the securities of any investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although  the  market  for such  securities  is  becoming  increasingly  liquid,
securities   issued  by  certain  private   organizations  may  not  be  readily
marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS. Commercial
banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion ("liquidity protection"). In addition, asset-backed securities may include insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

REAL ESTATE INVESTMENT TRUSTS - To the extent consistent with its investment objectives and policies, a Fund may invest in securities issued by real estate investment trusts ("REITs"). Such investments will not exceed 25% of the total assets of the Fund.

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements, or REPOs, on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with commercial banks, registered broker-dealers or registered government securities dealers that are creditworthy under standards established by the Company's board of directors. The Company's board of directors has established standards that INVESCO must use to review the creditworthiness of any bank, broker or dealer that is party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- Securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Company's board of directors has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Company's board of directors has given INVESCO the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- Each Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions to earn income or generate cash for liquidity. When a Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Company's board of directors. A Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions or the Fund may be unable to exercise certain ownership rights. A Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. A Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an "Agent").

INVESCO provides the following services in connection with the securities lending activities of the Funds: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which securities are available for loan; (c) monitors the Agent's loan activities to ensure that securities loans are effected in accordance with INVESCO's instructions and with procedures adopted by the board of directors; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the board of directors with respect to securities lending activities; (e) responds to Agent inquiries; and
(f) performs such other duties as necessary. INVESCO intends to seek necessary approvals to enable it to earn compensation for providing such services.

The Funds have obtained an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have INVESCO or an affiliate of INVESCO as an investment advisor.

SHORT SALES (ADVANTAGE, ADVANTAGE GLOBAL HEALTH SCIENCES AND ADVANTAGE TECHNOLOGY/TELECOMMUNICATIONS FUNDS ONLY) -- The Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale. The Fund will lose money on a short sale transaction if the price of the borrowed security increases between the date of the short sale and the date on which the Fund closes the short position by purchasing the security; conversely, the Fund may realize a gain if the price of the borrowed security declines between those dates.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short the security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position.

In short sale transactions, the Fund's gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by the Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender. Short sales also cause the Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain the Fund may receive from a short sale transaction is decreased - and the amount of any loss increased - by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

Until the Fund replaces a borrowed security, it must segregate liquid securities or other collateral with a broker or other custodian in an amount equal to the current market value of the security sold short. The Fund expects to receive interest on the collateral it deposits. The use of short sales may result in the Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

These Funds may sell short against the box.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Funds may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

SPECIAL SITUATIONS (ADVANTAGE, ADVANTAGE GLOBAL HEALTH SCIENCES AND ADVANTAGE TECHNOLOGY/TELECOMMUNICATIONS FUNDS ONLY) - The Fund will invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

UNSEASONED ISSUERS - The Funds may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of
Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. A Fund will invest in securities of such instrumentalities only when INVESCO is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of a Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security: Each Fund may not:

     1. with respect to 50% of the Advantage Fund's, Advantage Global Health Sciences Fund's and Advantage Technology/Telecommunications Fund's total assets and 75% of the Global Growth Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
     (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     2. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     3. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     4. issue senior securities, except as permitted under the 1940 Act;

     5. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     6. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

     7. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     8. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

     9. Global Growth Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

In  addition,   unless  otherwise   indicated,   each  Fund  has  the  following
non-fundamental policies, which may be changed without shareholder approval:

     A. The Global Growth Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Global Growth Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments,
     (ii) the Global Growth Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Global Growth Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     B. Each Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes, or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowing for the purposes of fundamental limitation
     (3)). In addition, each Fund (with the exception of Global Growth Fund) may borrow for leveraging or investing.

     C. Each Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     D. Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     E. With respect to fundamental limitation (9), domestic and foreign banking will be considered to be different industries.

     F. With respect to fundamental limitation (9), investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a specific industry.

     G. Advantage Global Health Sciences Fund may not invest in any company for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof and each multi-state agency, authority, instrumentality or other political subdivision is separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be determined to be the sole issuer.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the Company's investment advisor. INVESCO was founded in 1932 and serves as an investment advisor to:

      INVESCO Bond Funds, Inc.
      INVESCO Combination Stock & Bond Funds, Inc.
      INVESCO Counselor Series Funds, Inc.(formerly, INVESCO Advantage
         Series Funds, Inc.)
      INVESCO International Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc.
      INVESCO Stock Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Variable Investment Funds, Inc.

As of November 30, 2001, INVESCO managed 47 mutual funds having combined assets of over $29 billion, on behalf of more than 3,267,247 shareholder accounts.

INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $361.3 billion in assets under management on September 30, 2001.

AMVESCAP PLC's North American subsidiaries include:

     INVESCO Retirements, Inc. ("IRI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

          AMVESCAP National Trust Company (formerly known as Institutional Trust Company doing business as INVESCO Trust Company), a division of IRI, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. AMVESCAP National Trust Company acts as trustee or custodian to these plans. AMVESCAP National Trust Company accepts contributions and provides complete transfer agency functions: correspondence, sub-accounting, telephone communications and processing of distributions.

     INVESCO, Inc., Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO, Inc. includes the following Divisions:

          INVESCO Capital Management Division, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

          INVESCO  Management  &  Research  Division,   Boston,   Massachusetts,
          primarily manages pension and endowment accounts.

          PRIMCO Capital Management Division, Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of
          Section 401(k) retirement plans.

          INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

          INVESCO (NY) Division, New York, is an investment advisor for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY further serves as investment advisor to several closed-end investment companies, and as sub-advisor with respect to certain commingled employee benefit trusts.

     A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

     A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

     A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

THE INVESTMENT ADVISORY AGREEMENT

INVESCO serves as investment advisor to the Funds under an Investment Advisory Agreement dated August 23, 2000 (the "Agreement") with the Company.

The Agreement requires that INVESCO manage the investment portfolio of each Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage a Fund itself, or may hire a sub-advisor, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

     o managing the investment and reinvestment of all the assets of the Funds, and executing all purchases and sales of portfolio securities;

     o maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

     o determining what securities are to be purchased or sold for the Funds, unless otherwise directed by the directors of the Company, and executing transactions accordingly;

     o providing the Funds the benefit of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the advisor or any sub-advisor;

     o determining what portion of each Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and

     o making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to a Fund's portfolio securities shall be exercised.

INVESCO also performs all of the following services for the Funds:

     o    administrative;

     o    internal accounting (including computation of net asset value);

     o    clerical and statistical;

     o    secretarial;

     o all other services necessary or incidental to the administration of the affairs of the Funds;

     o    supplying  the  Company  with  officers,   clerical  staff  and  other
          employees;

     o    furnishing  office  space,   facilities,   equipment,   and  supplies;
          providing personnel and facilities required to respond to inquiries related to shareholder accounts;

     o conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including prospectus(es), statements of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds);

     o    supplying basic telephone service and other utilities; and

     o preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act.

ADVANTAGE,     ADVANTAGE     GLOBAL     HEALTH     SCIENCES    AND     ADVANTAGE
TECHNOLOGY/TELECOMMUNICATIONS FUNDS

Expenses not assumed by INVESCO are borne by each Fund. For the advisory services it provides to each Fund, INVESCO is entitled to receive a base management fee calculated at the annual rate of 1.50% of each Fund's daily net assets (the "Base Fee"). This Base Fee will be adjusted, on a monthly basis (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of the Class A shares of a Fund exceeds the sum of 2.00% of the investment record of the relevant Index (the "Index"), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of a Fund (the "Fee Adjustment"). The maximum or minimum adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to INVESCO will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% of average daily net assets. During the first twelve months of operation, the management fee will be charged at the base fee of 1.50% with no performance adjustment. Prior to May 16, 2001, the fee for INVESCO Global Health Sciences Fund, predecessor to Advantage Global Health Sciences Fund, was based on the annual rate of 1.00% on the first $500 million of daily net assets and 0.90% on daily net assets in excess of $500 million.

In determining the Fee Adjustment, if any, applicable during any month, INVESCO will compare the investment performance of the Class A shares of a Fund for the twelve-month period ending on the last day of the prior month (the "Performance Period") to the investment record of the Index during the Performance Period. The investment performance of a Fund will be determined by adding together (i) the change in the net asset value of the Class A shares during the Performance Period, (ii) the value of cash distributions made by the Fund to holders of Class A shares to the end of the Performance Period, and (iii) the value of capital gains per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Performance Period. The investment record of the Index will be determined by adding together (i) the change in the level of the Index during the Performance Period and (ii) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period, and will be expressed as a percentage of the Index at the beginning of such Period.

After it determines any Fee Adjustment, INVESCO will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment by the average daily net assets of the Class A shares of a Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.

For the first twelve months of each Fund's operations, the management fee is charged at the Base Fee of 1.50%, with no performance adjustment. Thereafter, the Base Fee is adjusted as described above.

If the Advantage Fund outperforms the Russell 3000 Index, the Advantage Global Health Sciences Fund outperforms the Morgan Stanley Health Care Product Index and the Advantage Technology/ Telecommunications Fund outperforms the Merrill Lynch 100 Technology Index by more than 2%, the Base Fee is adjusted as follows:

             % PERFORMANCE OVER
RUSSELL 3000 INDEX, MORGAN STANLEY HEALTH CARE
PRODUCT INDEX OR MERRILL LYNCH 100 TECHNOLOGY        ADVISORY FEE
                    INDEX
                      2%                             1.50%  (no increase in Base Fee)
                      3%                             1.70%
                      4%                             1.90%
                      5%                             2.10%
                      6%                             2.30%
                      7%                             2.50%

If the  applicable  Fund under  performs the Russell  3000,  the Morgan  Stanley
Health Care Product Index or Merrill Lynch 100 Technology Index by more than 2%, the Base Fee is adjusted as follows:

             % PERFORMANCE OVER
RUSSELL 300 INDEX, MORGAN STANLEY HEALTH CARE
PRODUCT INDEX OR MERRILL LYNCH 100 TECHNOLOGY        ADVISORY FEE
                    INDEX

                      2%                             1.50%  (no decrease in Base Fee)
                      3%                             1.30%
                      4%                             1.10%
                      5%                             0.90%
                      6%                             0.70%
                      7%                             0.50%

The Russell 3000 Index consists of 3,000 stocks, primarily issued by U.S. companies, that includes issuers of all sizes, from large to small capitalization companies. The Morgan Stanley Health Care Product Index is a dollar-weighted index of 26 companies involved in the business of pharmaceuticals, including biotechnology and medical technology. The Merrill Lynch 100 Technology Index measures the performance of a cross section of large actively traded technology stocks and ADRs. The Indexes are not managed; therefore, their performance does not reflect management fees and other expenses associated with the Funds.

If the directors determine at some future date that another securities index is a better representative of the composition of the Advantage Fund than is the Russell 3000 Index, the Morgan Stanley Health Care Product Index for Advantage Global Health Sciences Fund or the Merrill Lynch 100 Technology Index for Advantage Technology/Telecommunications Fund, the directors may change the securities index used to compute the Fee Adjustment. If the directors do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the Fee Adjustment. The Index will continue to be used to determine the amount of the Fee Adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index will be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.

The amount the Fund will pay to INVESCO in performance fees is not susceptible to estimation, since it depends upon the future performance of the Fund and the Index.

GLOBAL GROWTH FUND

Expenses not assumed by INVESCO are borne by the Fund. As full compensation for its advisory services to the Company, INVESCO receives a monthly fee from the Fund. The fee is calculated at the annual rate of 1.00% of the Fund's average net assets.

ALL FUNDS

During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown, so that the Funds' fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Company and INVESCO.

                                    Advisory                Total Expense        Total Expense
Class A                             Fee Dollars             Reimbursements       Limitations
-------                             -----------             --------------       -----------
ADVANTAGE FUND
Year Ended August 31, 2001          $   931,267                    N/A                  N/A
Period Ended August 31, 2000(1)           6,634                    N/A                  N/A

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Period Ended August 31, 2001(2)     $ 2,353,373                    N/A                  N/A
Period Ended May 15, 2001(3)          3,658,717                    N/A                  N/A
Year Ended October 31, 2000           7,683,110                    N/A                  N/A
Year Ended October 31, 1999           6,079,099                    N/A                  N/A
Year Ended October 31, 1998           5,556,255                    N/A                  N/A

GLOBAL GROWTH FUND
Period Ended August 31, 2001(4)     $    12,615                    N/A                  N/A

Class B
-------
ADVANTAGE FUND
Year Ended August 31, 2001          $   336,519                    N/A                  N/A
Period Ended August 31, 2000(1)           1,740                    N/A                  N/A

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Period Ended August 31, 2001(5)     $       693                    N/A                  N/A

GLOBAL GROWTH FUND
Period Ended August 31, 2001(4)     $       592                    N/A                  N/A

Class C
-------
ADVANTAGE FUND
Year Ended August 31, 2001          $   267,899                    N/A                  N/A
Period Ended August 31, 2000(1)           1,358                    N/A                  N/A

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Period Ended August 31, 2001(5)     $       398                    N/A                  N/A

GLOBAL GROWTH FUND
Period Ended August 31, 2001(4)     $     1,412                    N/A                  N/A

(1) From August 25, 2000, commencement of investment operations, to August 31, 2000.
(2) From May 16, 2001, date of Fund reorganization from closed-end to open-end fund, to August 31, 2001.
(3) From November 1, 2000 to May 15, 2001, date through which Fund operated as a closed-end fund.
(4) From November 29, 2000, commencement of investment operations, to August 31, 2001.
(5)  From May 16, 2001,  commencement  of investment  operations,  to August 31,
     2001.

ADMINISTRATIVE SERVICES AGREEMENT

INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated June 1, 2000 with the Company.

The Administrative Services Agreement requires INVESCO to provide the following services to the Funds:

     o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and

     o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Administrative Services Agreement, each Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.045% of the average net assets of each Fund. Prior to May 16, 2001, INVESCO Global Health Sciences Fund, predecessor to Advantage Global Health Sciences Fund, paid INVESCO a fee based on the annual rate of 0.10% on daily net assets to provide administrative, accounting and clerical services.

TRANSFER AGENCY AGREEMENT

INVESCO also performs transfer agent, dividend disbursing agent and registrar services for the Funds pursuant to a Transfer Agency Agreement dated June 1, 2000 with the Company.

The Transfer Agency Agreement provides that each Fund pays INVESCO an annual fee of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each Fund at any time during each month. Prior to May 16, 2001, Advantage Global Health Sciences Fund was not included in the Transfer Agency Agreement.

FEES PAID TO INVESCO

During the periods outlined in the table below, the Funds paid the following fees to INVESCO (in some instances, prior to the absorption of certain Fund expenses by INVESCO).

                                                    Administrative      Transfer
Class A                               Advisory         Services           Agency
-------                               --------         --------           ------
ADVANTAGE FUND
Year Ended August 31, 2001         $   931,267      $   33,931       $  75,603
Period Ended August 31, 2000(1)          6,634             327               0

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Period Ended August 31, 2001(2)    $ 2,353,373      $   73,530       $ 159,872
Period Ended May 15, 2001(3)         3,658,717         376,691          37,568
Year Ended October 31, 2000          7,683,110         798,123          88,350
Year Ended October 31, 1999          6,079,099         619,011          73,695
Year Ended October 31, 1998          5,556,255         250,000          50,369

GLOBAL GROWTH FUND
Period Ended August 31, 2001(4)    $    12,615      $    7,059       $     830

Class B
-------
ADVANTAGE FUND
Year Ended August 31, 2001         $   336,519      $   12,327       $  31,752
Period Ended August 31, 2000(1)          1,740              86               0

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Period Ended August 31, 2001(5)    $       693      $       22       $      92

GLOBAL GROWTH FUND
Period Ended August 31, 2001(4)    $       592      $      331       $     121

Class C
-------
ADVANTAGE FUND
Year Ended August 31, 2001         $   267,899      $    9,813       $  22,877
Period Ended August 31, 2000(1)          1,358              67               0

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Period Ended August 31, 2001(5)    $       398      $       12       $      77

GLOBAL GROWTH FUND
Period Ended August 31, 2001(4)    $     1,412      $      823       $     365

(1) From August 25, 2000, commencement of investment operations, to August 31, 2000.
(2) From May 16, 2001, date of Fund reorganization from closed-end to open-end, to August 31, 2001.
(3) From November 1, 2000 to May 15, 2001, date through which Fund operated as a closed-end fund.
(4) From November 29, 2000, commencement of investment operations, to August 31, 2001.

(5)  From May 16, 2001,  commencement  of operations,  to August 31, 2001.

DIRECTORS AND OFFICERS OF THE COMPANY

The overall direction and supervision of the Company come from the board of directors. The board of directors is responsible for making sure that the Funds' general investment policies and programs are carried out and that the Funds are properly administered.

The board of directors has an audit committee comprised of four of the directors who are not affiliated with INVESCO (the "Independent Directors"). The committee meets quarterly with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

The Company has an investments & management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

The Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by the Funds, and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Company's board of directors.

The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors derivatives usage by the Funds and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies on such instruments adopted by the Company's board of directors. It reports on these matters to the Company's board of directors.

The Company has a legal committee, an insurance committee, a compensation committee and a retirement plan (the "plan") committee. These committees meet when necessary to review legal, insurance, compensation and plan matters of importance to the directors of the Company.

The Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors.

The officers of the Company, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Company and the Funds. The officers of the Company receive no direct compensation from the Company or the Funds for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of INVESCO.

All of the officers and directors of the Company hold comparable positions with the following funds, which, with the Company, are collectively referred to as the "INVESCO Funds":

      INVESCO Bond Funds, Inc.
      INVESCO Combination Stock & Bond Funds, Inc.
      INVESCO Counselor Series Funds, Inc. (formerly, INVESCO Advantage
         Series Funds, Inc.)
      INVESCO International Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc.
      INVESCO Stock Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Variable Investment Funds, Inc.

The table below provides information about each of the Company's directors and officers. Their affiliations represent their principal occupations.

                            Position(s) Held          Principal
Name, Address, and Age      With Company              Occupation(s) During
                                                      Past Five Years

Mark H. Williamson          President, Chief          Chief Executive
(2)(3)(11)                  Executive Officer         Officer, Managed
4350 South Monaco Street    and Chairman of the       Products Division,
Denver, Colorado            Board                     AMVESCAP PLC; Chief
Age: 50                                               Executive Officer and
                                                      Chairman of the Board
                                                      of INVESCO Funds
                                                      Group, Inc.; Chief
                                                      Executive Officer and
                                                      Chairman of the Board
                                                      of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, President of
                                                      INVESCO Funds Group,
                                                      Inc.; formerly,
                                                      President of INVESCO
                                                      Distributors, Inc.;
                                                      formerly President,
                                                      Chief Operating
                                                      Officer and Chairman
                                                      of the Board of
                                                      INVESCO Global Health
                                                      Sciences Fund;
                                                      formerly, Chairman and
                                                      Chief Executive
                                                      Officer of Nations-
                                                      Banc Advisors, Inc.;
                                                      formerly, Chairman of
                                                      NationsBanc
                                                      Investments, Inc.

                            Position(s) Held          Principal
Name, Address, and Age      With Company              Occupation(s) During
                                                      Past Five Years

Fred A. Deering             Vice Chairman of the      Formerly, Trustee of
(1)(2)(7)(8)                Board                     INVESCO Global Health
1551 Larimer Street, #1701                            Sciences Fund;
Denver, Colorado                                      formerly, Chairman of
Age: 73                                               the Executive
                                                      Committee and Chairman
                                                      of the Board of
                                                      Security Life of
                                                      Denver Insurance
                                                      Company; Director of
                                                      ING American Holdings
                                                      Company and First ING
                                                      Life Insurance Company
                                                      of New York.

Victor L. Andrews, Ph.D.    Director                  Professor Emeritus,
(4)(6)(10)(11)                                        Chairman Emeritus and
34 Seawatch Drive                                     Chairman of the CFO
Savannah, Georgia                                     Roundtable of the
Age: 71                                               Department of Finance
                                                      of Georgia State
                                                      University; President,
                                                      Andrews Financial
                                                      Associates, Inc. (con-
                                                      sulting firm);
                                                      Director of The
                                                      Sheffield Funds, Inc.;
                                                      formerly, member of
                                                      the faculties of the
                                                      Harvard Business
                                                      School  and the Sloan
                                                      School of  Management
                                                      of MIT.

Bob R. Baker                Director                  Consultant (since
(2)(4)(5)(9)(10)(11)                                  2000); formerly,
37 Castle Pines Dr., N.                               President and Chief
Castle Rock, Colorado                                 Executive Officer
Age:  65                                              (1989 to 2000) of AMC
                                                      Cancer Research
                                                      Center, Denver,
                                                      Colorado; until
                                                      mid-December 1988,
                                                      Vice Chairman of the
                                                      Board of First
                                                      Colu1mbia Financial
                                                      Corporation,
                                                      Englewood, Colorado;
                                                      formerly, Chairman of
                                                      the Board and Chief
                                                      Executive Officer of
                                                      First Columbia
                                                      Financial Corporation.

Lawrence H. Budner          Director                  Trust Consultant;
(1)(5)(10)(11)                                        prior to June 30,
7608 Glen Albens Circle                               1987, Senior Vice
Dallas, Texas                                         President and Senior
Age: 71                                               Trust Officer of
                                                      InterFirst Bank,
                                                      Dallas, Texas.

                            Position(s) Held          Principal
Name, Address, and Age      With Company              Occupation(s) During
                                                      Past Five Years

James T. Bunch(4)(5)(9)     Director                  Principal and Founder
3600 Republic Plaza                                   of Green Manning &
370 Seventeenth Street                                Bunch Ltd., Denver,
Denver, Colorado                                      Colorado, since August
Age: 59                                               1988; Director and
                                                      Secretary  of Green
                                                      Manning & Bunch
                                                      Securities, Inc.,
                                                      Denver, Colorado,
                                                      since September 1993;
                                                      Vice President and
                                                      Director of Western
                                                      Golf Association and
                                                      Evans Scholars Founda-
                                                      tion; formerly,
                                                      General Counsel and
                                                      Director of Boettcher
                                                      & Co., Denver,
                                                      Colorado;  formerly,
                                                      Chairman and Managing
                                                      Partner of Davis
                                                      Graham & Stubbs,
                                                      Denver, Colorado.

Raymond R. Cunningham(3)    Vice President and        Director, President
4350 South Monaco Street    Director                  and Chief Operating
Denver, Colorado                                      Officer of INVESCO
Age: 50                                               Funds Group, Inc.;
                                                      Director and Presi-
                                                      dent of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, Senior Vice
                                                      President of INVESCO
                                                      Funds Group, Inc.;
                                                      formerly, Senior Vice
                                                      President of GT Glo-
                                                      bal-North America.

Wendy L. Gramm, Ph.D.       Director                  Self-employed (since
(4)(6)(9)                                             1993); Distinguished
4201 N. Yuma                                          Senior Fellow and
Washington D.C.                                       Director, Regulatory
Age: 56                                               Studies Program,
                                                      Mercatus Center,
                                                      George Mason Uni-
                                                      versity, VA; formerly,
                                                      Chairman, Commodity
                                                      Futures Trading Commis-
                                                      sion; Administrator
                                                      for Information and
                                                      Regulatory Affairs at
                                                      the Office of
                                                      Management and Bud-
                                                      get. Also, Director of
                                                      Enron Corporation, IBP
                                                      Inc., State Farm
                                                      Insurance Company,
                                                      International Republic
                                                      Institute, and the
                                                      Texas Public Policy
                                                      Foundation; formerly,
                                                      Director of the
                                                      Chicago Mercentile
                                                      Exchange (1994-1999),
                                                      Kinetic Concepts, Inc.
                                                      (1996-1997) and the
                                                      Independent Women's
                                                      Forum (1994-1999).

                            Position(s) Held          Principal
Name, Address, and Age      With Company              Occupation(s) During
                                                      Past Five Years

Richard W. Healey(3)        Director                  Director and Senior
4350 South Monaco Street                              Vice President of
Denver, Colorado                                      INVESCO Funds Group,
Age: 47                                               Inc.; Director and
                                                      Senior Vice President
                                                      of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, Senior Vice
                                                      President of GT
                                                      Global-North America
                                                      (1996 to 1998) and The
                                                      Boston Company (1993
                                                      to 1996).

Gerald J. Lewis(1)(6)(7)    Director                  Chairman of Lawsuit
701 "B" Street                                        Resolution Services,
Suite 2100                                            San Diego, California
San Diego, California                                 since 1987; Director
Age:  68                                              of General Chemical
                                                      Group, Inc., Hampdon,
                                                      New Hampshire, since
                                                      1996; formerly,
                                                      Associate Justice of
                                                      the California Court
                                                      of Appeals; Director
                                                      of Wheelabrator
                                                      Technologies, Inc.,
                                                      Fisher Scientific,
                                                      Inc., Henley
                                                      Manufacturing, Inc.,
                                                      and California Coastal
                                                      Properties, Inc.; Of
                                                      Counsel, Latham &
                                                      Watkins, San Diego,
                                                      California (1987 to
                                                      1997).

John W. McIntyre            Director                  Retired. Formerly,
(1)(2)(5)(7)                                          Vice Chairman of the
7 Piedmont Center                                     Board of Directors of
Suite 100                                             The Citizens and
Atlanta, Georgia                                      Southern Corporation
Age: 71                                               and Chairman of the
                                                      Board and Chief Execu-
                                                      tive Officer of The
                                                      Citizens and Southern
                                                      Georgia Corp. and The
                                                      Citizens and Southern
                                                      National Bank;
                                                      formerly, Trustee of
                                                      INVESCO Global Health
                                                      Sciences Fund and
                                                      Employee's Retirement
                                                      System of GA, Emory
                                                      University; Trustee of
                                                      Gables Residential
                                                      Trust, and Trustee and
                                                      Chairman of the J.M.
                                                      Tull Charitable
                                                      Foundation; Director
                                                      of Kaiser Foundation
                                                      Health Plans of
                                                      Georgia, Inc.

                            Position(s) Held          Principal
Name, Address, and Age      With Company              Occupation(s) During
                                                      Past Five Years

Larry Soll, Ph.D.           Director                  Retired.  Formerly,
(4)(6)(9)(10)(11)                                     Chairman of the Board
2358 Sunshine Canyon Drive                            (1987 to 1994), Chief
Boulder, Colorado                                     Executive Officer
Age: 59                                               (1982 to 1989 and 1993
                                                      to 1994) and Presi-
                                                      dent (1982 to 1989) of
                                                      Synergen Inc.;
                                                      Director of Synergen
                                                      since incorporation
                                                      in 1982; Director of
                                                      Isis Pharmaceuticals,
                                                      Inc.; formerly,
                                                      Trustee of INVESCO
                                                      Global Health Sciences
                                                      Fund.

Glen A. Payne               Secretary                 Senior Vice President,
4350 Monaco Street                                    General Counsel and
Denver, Colorado                                      Secretary of INVESCO
Age: 54                                               Funds Group, Inc.;
                                                      Senior Vice President,
                                                      Secretary and General
                                                      Counsel of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, Secretary of
                                                      INVESCO Global Health
                                                      Sciences Fund; for-
                                                      merly, General Counsel
                                                      of INVESCO Trust Com-
                                                      pany (1989 to1998) and
                                                      employee of a U.S.
                                                      regulatory agency,
                                                      Washington, D.C. (1973
                                                      to 1989).

Ronald L. Grooms            Chief Accounting          Senior Vice President,
4350 South Monaco Street    Officer, Chief Finan-     Treasurer and Director
Denver, Colorado            cial Officer and          of INVESCO Funds
Age: 55                     Treasurer                 Group, Inc.; Senior
                                                      Vice President,
                                                      Treasurer and Direc-
                                                      tor of INVESCO
                                                      Distributors, Inc.;
                                                      formerly Treasurer
                                                      and Principal
                                                      Financial and
                                                      Accounting Officer of
                                                      INVESCO Global Health
                                                      Sciences Fund;
                                                      formerly, Senior Vice
                                                      President and
                                                      Treasurer of INVESCO
                                                      Trust Company (1988 to
                                                      1998).

                            Position(s) Held          Principal
Name, Address, and Age      With Company              Occupation(s) During
                                                      Past Five Years

William J. Galvin, Jr.      Assistant Secretary       Senior Vice President,
4350 South Monaco Street                              Assistant Secretary
Denver, Colorado                                      and Director of
Age: 45                                               INVESCO Funds Group,
                                                      Inc.; Senior Vice
                                                      President, Assistant
                                                      Secretary and Director
                                                      of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, Trust
                                                      Officer of INVESCO
                                                      Trust Company (1995 to
                                                      1998).

Pamela J. Piro              Assistant Treasurer       Vice President and
4350 South Monaco Street                              Assistant Treasurer
Denver, Colorado                                      of INVESCO Funds
Age: 41                                               Group, Inc.; Assistant
                                                      Treasurer of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, Assistant
                                                      Vice President (1996
                                                      to 1997), Director -
                                                      Portfolio Accounting
                                                      (1994 to 1996),
                                                      Portfolio Accounting
                                                      Manager (1993 to 1994)
                                                      and Assistant
                                                      Accounting Manager
                                                      (1990 to 1993).

Judy P. Wiese               Assistant Secretary       Vice President and
4350 South Monaco Street                              Assistant Secretary
Denver, Colorado                                      of INVESCO Funds
Age: 53                                               Group, Inc.;
                                                      Assistant Secretary of
                                                      INVESCO Distributors,
                                                      Inc.; formerly, Trust
                                                      Officer of INVESCO
                                                      Trust Company.

(1) Member of the audit committee of the Company.

(2) Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

(3) These directors are "interested persons" of the Company as defined in the 1940 Act.

(4) Member of the investments & management liaison committee of the Company.

(5) Member of the brokerage committee of the Company.

(6) Member of the derivatives committee of the Company.

(7) Member of the legal committee of the Company.

(8) Member of the insurance committee of the Company.

(9) Member of the nominating committee of the Company.

(10) Member of the compensation committee of the Company.

(11) Member of the retirement plan committee of the Company.

The following table shows the compensation paid by the Company to its Independent Directors for services rendered in their capacities as directors of the Company for the fiscal period ended August 31, 2001; and the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, each for the fiscal period ended August 31, 2001.

In addition, the table sets forth the estimated total compensation paid by all of the INVESCO Funds and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors or trustees for services rendered in their capacities as directors or trustees during the year ended December 31, 2000. As of December 31, 2000, there were 46 funds in the INVESCO Complex.

--------------------------------------------------------------------------------
Name of Person    Aggregate Compen-  Benefits     Estimated      Total Compensa-
and Position      sation From        Accrued      Annual         tion From
                  Company(1)         As Part of   Benefits       INVESCO Com-
                                     Company      Upon           plex Paid To
                                     Expenses(2)  Retirement(3)  Directors(7)
--------------------------------------------------------------------------------
Fred A.                     $1,614         $240           $92        $112,250
Deering, Vice
Chairman of
the Board
--------------------------------------------------------------------------------
Victor L. Andrews            1,934          221           107          89,200
--------------------------------------------------------------------------------
Bob R. Baker                 1,608          190           143          92,500
--------------------------------------------------------------------------------
Lawrence H. Budner           1,582          221           107          88,850
--------------------------------------------------------------------------------
James T. Bunch(4)            1,556            0             0          86,000
--------------------------------------------------------------------------------
Daniel D. Chabris(5)             0          201            92          34,000
--------------------------------------------------------------------------------
Wendy L. Gramm               1,918            0             0          87,600
--------------------------------------------------------------------------------
Kenneth T. King(5)               0          229            92          68,000
--------------------------------------------------------------------------------
Gerald J. Lewis(4)           1,924            0             0          86,350
--------------------------------------------------------------------------------
John W. McIntyre             1,620          129           107         116,000
--------------------------------------------------------------------------------
Larry Soll                   1,924            0             0         110,100
--------------------------------------------------------------------------------
Total                      $15,680       $1,431          $740        $970,850
--------------------------------------------------------------------------------
% of Net Assets           0.0028%(6)    0.0003%(6)                    0.0024%(7)
--------------------------------------------------------------------------------

(1) The vice chairman of the board, the chairs of the Funds' committees who are Independent Directors, and the members of the Funds' committees who are Independent Directors each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.


(2) Represents estimated benefits accrued with respect to the Retirement Plan discussed below, and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Drs. Soll and Gramm and Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Retirement Plan. Mr. McIntyre became eligible to participate in the Retirement Plan as of November 1, 1998, and was not included in the calculation of retirement benefits until November 1, 1999.

(4) Messrs. Bunch and Lewis became directors of the INVESCO Funds on January 1, 2000.

(5) Mr. Chabris retired as a director of the INVESCO Funds on September 30, 1998. Mr. King retired as a director of the INVESCO Funds on December 31, 1999.

(6) Total as a percentage of the Company's estimated net assets as of August 31, 2001.

(7) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 2000.

The following table shows the compensation paid by INVESCO Global Health Sciences Fund ("GHS") to its Independent Directors for services rendered in their capacities as directors of GHS for the period November 1, 2000 through May 15, 2001; and the benefits accrued as GHS expenses with respect to the Retirement Plan discussed below and the estimated annual benefits to be received by these directors upon retirement as a result of their service to GHS, each for the fiscal period ended May 15, 2001.

In addition, the table sets forth the estimated total compensation paid by all of the INVESCO funds and GHS (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors during the year ended December 31, 2000. As of December 31, 2000, there were 46 funds in the INVESCO complex.

--------------------------------------------------------------------------------
Name of Person  Aggregate     Benefits       Estimated           Total Compensa-
and Position    Compensation  Accrued As     Annual Benefits     tion From
                From Fund(1)  Part of Fund   Upon Retirement     INVESCO Com-
                              Expenses                           plex Paid to
                                                                 Trustees(3)
--------------------------------------------------------------------------------
Fred A. Deering,    $18,500       $9,289         $8,000          $112,500
Vice Chairman of
the Board
--------------------------------------------------------------------------------
John W. McIntyre     21,200        8,365          8,000           116,000
--------------------------------------------------------------------------------
Larry Soll           20,200        3,585          8,000           110,100
--------------------------------------------------------------------------------
Total               $59,900      $21,239        $24,000          $338,350
--------------------------------------------------------------------------------
% of Net Assets     0.0099%(2)   0.0035%(2)                       0.0008%(3)
--------------------------------------------------------------------------------

(1) The chairs of the Fund's committees who are Independent Directors, and the members of the Fund's committees who are Independent Directors each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Total as a percentage of the Company's net assets as of May 31,2001.

(3) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 2000.

Messrs. Cunningham, Healey and Williamson, as "interested persons" of the Company and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Funds for their service as directors.

The boards of directors of the INVESCO Funds have adopted a Retirement Plan (the "Plan") for the Independent Directors of the funds. Under this Plan, each director who is not an interested person of the funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive a retirement benefit. Commencing with attainment of age 72 by a Qualified Director who voluntarily retires prior to reaching age 72 and commencing with the date of retirement of a Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the Director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Qualified Director's life or ten years, whichever is longer. If a Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Company began making payments under an earlier Plan to Mr. Chabris as of October 1, 1998 and to Mr. King as of January 1, 2000. Messrs. Chabris and King are entitled to receive quarterly payments at an annual rate equal to 50% of the annual retainer fees and annual board meeting fees which are paid to an active Fund director. Annual payments made to Messrs. Chabris and King exceed $34,000 per year. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds, except Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the Independent Director may own either directly or beneficially. Each of the Independent Directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2001, the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

ADVANTAGE FUND

Class A
-------


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
Charles Schwab & Co Inc         Record                           22.74%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery St
San Francisco CA  94104-4122
--------------------------------------------------------------------------------
Merrill Lynch                   Record                           21.44%
Security #97MN6
4800 Deer Lake Drive East
Jacksonville FL 32246-6486
--------------------------------------------------------------------------------


Class B
-------


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
Merrill Lynch                   Record                           55.92%
Security #97MN6
4800 Deer Lake Drive East
Jacksonville FL  32246-6486
--------------------------------------------------------------------------------


Class C
-------


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
None
----------------------------------------------------------------------------


ADVANTAGE GLOBAL HEALTH SCIENCES FUND

Class A
-------


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
None
--------------------------------------------------------------------------------

Class B
-------


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
None
--------------------------------------------------------------------------------


Class C
-------


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
None
--------------------------------------------------------------------------------


GLOBAL GROWTH FUND

Class A
-------


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
INVESCO Funds Group Inc         Beneficial                      80.54%
Attn: Sheila Wendland
PO Box 173706
Denver CO 80217-3706
--------------------------------------------------------------------------------
Painewebber For The             Beneficial                       5.56%
Benefit of
Frederick Carl Ender Trustee
Frederick Carl Ender Trust
U/A DTD 10-27-98
706 W Rosewood Avenue
San Antonio, TX 78212-2642
--------------------------------------------------------------------------------

Class B
-------


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
Merrill Lynch                   Record                          64.18%
Security #97850
4800 Deer Lake Drive East
Jacksonville FL 32246-6486
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
Painewebber For The Benefit of  Beneficial                      11.13%
UBS Painewebber CDN FBO
Robin Sue Duggan
PO Box 3321
Weekhawken NJ 07086-8154
--------------------------------------------------------------------------------
American Enterprise             Record                           9.25%
Investment Svcs
FBO 183378991
PO Box 9446
Minneapolis MN 55440-9446
--------------------------------------------------------------------------------
Angelo L Mazzi                  Record                           5.09%
Anna M Mazzi Ten Com
5954 S Birch Way
Littleton CO 80121-3369
--------------------------------------------------------------------------------

Class C
-------


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
Donaldson Lufkin Jenrette       Record                          21.32%
Securities Corporation Inc
PO Box 2052
Jersey City NJ  07303-2052
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette       Record                          14.53%
Securities Corporation Inc
PO Box 2052
Jersey City NJ  07303-2052
--------------------------------------------------------------------------------
Kent J Blanke                   Record                          14.02%
Lynn A Blanke JT WROS
PO Box 7547
Kirksville MO 63501-7547
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette       Record                          13.50%
Securities Corporation Inc
PO Box 2052
Jersey City NJ  07303-2052
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette       Record                           7.15%
Securities Corporation Inc
PO Box 2052
Jersey City NJ  07303-2052
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette       Record                           5.92%
Securities Corporation Inc
PO Box 2052
Jersey City NJ 07303-2052
--------------------------------------------------------------------------------

ADVANTAGE TECHNOLOGY/TELECOMMUNICATIONS FUND


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
None
--------------------------------------------------------------------------------

As of December 3, 2001, officers and directors of the Company, as a group, beneficially owned 2.46% of Advantage Fund, and less than 1% of any of the other Fund's outstanding shares.

DISTRIBUTOR

INVESCO Distributors, Inc. ("IDI"), a wholly owned subsidiary of INVESCO, is the distributor of the Funds. IDI bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses as are paid out of Fund assets under the Company's Plans of Distribution (collectively, the "Plans"), which have been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. The shareholders of INVESCO Advantage Global Health Sciences Fund have adopted a Plan and Agreement of Distribution pursuant to Rule 12b-1- Class A under the 1940 Act. The Plan was approved on February 5, 2001, at a meeting called for such purpose by a majority of the directors of the Fund, including a majority of the directors who neither are "interested persons" of the Fund nor have any financial interest in the operation of the Plan. The Plan was approved by the shareholders of the INVESCO Advantage Global Health Sciences Fund on May 8, 2001.

CLASS A. The Company has adopted a Master Distribution Plan and Agreement - Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Funds (the "Class A Plan"). Under the Class A Plan, Class A shares of the Funds pay compensation to IDI at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. With regard to the Class A Plan for Advantage Global Health Sciences Fund, the Plan provides that the Class A shares of the Advantage Global Health Sciences Fund pay compensation to IDI at an annual rate of 0.35% per annum of new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions made after May 15, 2001 of the average daily net assets attributable to Class A shares of the Fund for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares of the Advantage Global Health Sciences Fund. During any period in which a Fund is closed due to high asset levels, the Class A shares of the Fund will reduce this payment of 0.35% to 0.25% per annum.

The Class A Plan is designed to compensate IDI, on a monthly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds. Payments can also be directed by IDI to selected institutions that have entered into service agreements with respect to Class A shares of the Funds and that provide continuing personal services to their customers who own Class A shares of the Funds. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institutions' customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds, in amounts up to 0.25% of the average daily net assets of the Class A shares of each Fund attributable to the customers of such dealers or financial institutions, are characterized as service fees. Payments to dealers and other financial institutions in excess of such amount and payments to IDI would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class A shares of a Fund.

IDI may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A shares of all Funds sold at net asset value to an employee benefit plan as follows: 1.00% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases.

CLASS B. The Company has adopted a Master Distribution Plan and Agreement - Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, Class B shares of the Funds pay compensation monthly to IDI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge. The Class B Plan imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class B shares of a Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to IDI following termination of the Class B shares' Plan with respect to Class B shares sold by or attributable to the distribution efforts of IDI unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes IDI to assign, transfer or pledge its rights to payments pursuant to the Class B Plan. As a result, the contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

CLASS C. The Company has adopted a Master Distribution Plan and Agreement - Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Funds (the "Class C Plan"). Under the Class C Plan, Class C shares of the Funds pay compensation to IDI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate IDI for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund. Payments can also be directed by IDI to selected institutions that have entered into service agreements with respect to Class C shares of each Fund and that provide continuing personal services to their customers who own such Class C shares of a Fund.

Of the aggregate amount payable under the Class C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of each Fund attributable to the customers of such dealers or financial institutions, are characterized as a service fee. Payments to dealers and other financial institutions in excess of such amount and payments to IDI would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class C shares of a Fund.

IDI may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. IDI will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to IDI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit IDI to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, IDI will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where IDI grants an exemption on particular transactions. Should the dealer or institution elect to waive the sales commission, the 12b-1 fees will begin to be paid by IDI to the dealer or institution immediately.

ALL PLANS. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to securities companies and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected securities companies and other financial institutions and organizations which may enter into agreements with IDI. Payments will be made by IDI to broker-dealers who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, INVESCO does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in the Funds. Neither the Company nor its investment advisor will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by a Fund. Financial institutions and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class instead of another.

The Funds made payments to IDI under the Class A, Class B and Class C Plans during the fiscal year or period ended August 31, 2001 in the following amounts:

FUND                          CLASS A            CLASS B              CLASS C
----                          -------            -------              -------
Advantage Fund               $207,649           $207,949             $165,450
Advantage Global Health
   Sciences Fund             $    453           $    207             $     88
Global Growth Fund           $  4,013           $    534             $  1,092

In addition, as of the fiscal year or period ended August 31, 2001 the following distribution accruals had been incurred by the Fund and will be paid during the fiscal year ended August 31, 2002:

FUND                          CLASS A            CLASS B              CLASS C
----                          -------            -------              -------
Advantage Fund               $ 10,938           $ 17,271             $ 13,812
Advantage Global Health
   Sciences Fund             $    380           $    239             $    165
Global Growth Fund           $    391           $     56             $    301

For the fiscal year or period ended August 31, 2001, allocation of 12b-1 amounts paid by the Funds for the following categories of expenses were:

Advantage Fund                                        Class A           Class B           Class C
--------------                                        -------           -------           -------
Advertising                                          $       0         $       0         $      0
Sales, literature, printing, and postage             $       0         $       0         $      0
Public Relations/Promotion                           $       0         $       0         $      0
Compensation to securities dealers and
  other organizations                                $ 207,649         $ 207,949         $165,450
Marketing personnel                                  $       0         $       0         $      0

Advantage Global Health Sciences Fund                Class A           Class B           Class C
-------------------------------------                -------           -------           -------

Advertising                                          $       0         $       0         $      0
Sales, literature, printing, and postage             $       0         $       0         $      0
Public Relations/Promotion                           $       0         $       0         $      0
Compensation to securities dealers and
  other organizations                                $     453         $     207         $     88
Marketing personnel                                  $       0         $       0         $      0

Global Growth Fund                                   Class A           Class B           Class C
------------------                                   -------           -------           -------
Advertising                                          $       0         $       0         $      0
Sales, literature, printing, and postage             $       0         $       0         $      0
Public Relations/Promotion                           $       0         $       0         $      0
Compensation to securities dealers and
  other organizations                                $   4,013         $     534         $  1,092
Marketing personnel                                  $       0         $       0         $      0

The services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new shareholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plans provide that they shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Directors. A Plan can also be terminated at any time by a Fund, without penalty, if a majority of the Independent Directors, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Company is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of a Fund's payments under a Plan without approval of the shareholders of that Fund's respective class of shares, and all material amendments to a Plan must be approved by the board of directors of the Company, including a majority of the Independent Directors. Under the agreement implementing the Plans, IDI or a Fund, the latter by vote of a majority of the Independent Directors, or a majority of the holders of the relevant class of a Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by a Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment." In this event, a Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under a Plan. Such new arrangements must be approved by the directors, including a majority of the Independent Directors, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with IDI. On a quarterly basis, the directors review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the directors consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of a Fund, should be made.

The only Company  directors and interested  persons,  as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and directors of the Company who are also officers either of IDI or other companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to a Fund and its shareholders under the Plans include the following:

     o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

     o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

     o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on INVESCO's revenues could allow INVESCO and its affiliated companies:

     o To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds' shareholder services (in both systems and personnel);

     o To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

     o To acquire and retain talented employees who desire to be associated with a growing organization.

SALES CHARGES AND DEALER CONCESSIONS

Class A shares of the Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000.

                                                                  Dealer
                                                                  Concession
                                    Investor's Sales Charge       ----------
                                    ----------------------        As a
                                    As a            As a          Percentage
                                    Percentage      Percentage    of the
                                    of the Public   of the Net    Public
Amount of Investment in             Offering        Amount        Offering
Single Transaction(1)               Price           Invested      Price
---------------------               -----           --------      -----

Less than               $   25,000  5.50%           5.82%         4.75%
$ 25,000 but less than  $   50,000  5.25            5.54          4.50
$ 50,000 but less than  $  100,000  4.75            4.99          4.00
$100,000 but less than  $  250,000  3.75            3.90          3.00
$250,000 but less than  $  500,000  3.00            3.09          2.50
$500,000 but less than  $1,000,000  2.00            2.04          1.60

(1) There is no sales charge on purchases of $1,000,000 or more; however, IDI may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

IDI may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with IDI during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, IDI may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the INVESCO Funds during a specified period of time. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. Dealers may not use sales of a Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

IDI may make payments to dealers and institutions that are dealers of record for purchases of $1 million or more of Class A shares which are sold at net asset value and are subject to a contingent deferred sales charge as follows: 1.00% of the first $2 million of such purchase, plus 0.80% of the next $1 million of such purchase, plus 0.50% of the next $17 million of such purchase, plus 0.25% of amounts in excess of $20 million of such purchase.

IDI may pay sales commissions to dealers and institutions that sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to IDI under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit IDI to recoup a portion of such sales commissions plus financing costs.

IDI may pay sales commissions to dealers and institutions that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. IDI will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to IDI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit IDI to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, IDI will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where IDI grants an exemption on particular transactions. Should the dealer or institution elect to waive the sales commission, the 12b-1 fees will begin to be paid by IDI to the dealer or institution immediately.

IDI may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A shares of all Funds sold at net asset value to an employee benefit plan as follows: 1.00% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases.

REDUCTIONS IN INITIAL SALES CHARGES (CLASS A ONLY)

Reductions in the initial sales charges shown in the sales charges table (quantity discounts) apply to purchases of shares of the Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined.

The term "purchaser" means:

     o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money purchase/profit sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

     o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

          a. the employer/sponsor submits contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

          b. each transmittal is accompanied by a single check or wire transfer; and

          c. all new participants are added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

     o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
          Section 401 of the Code) and 457 plans, if more than one beneficiary or participant is involved;

     o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified IDI in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

     o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. IDI reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the INVESCO Funds without payment of the applicable sales charge other than to persons or entities that qualify for a reduction in the sales charge as provided herein.

1. LETTER OF INTENT (CLASS A ONLY). A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI confirms such purchaser's intention as to the total investment to be made in shares of the Funds within the following thirteen consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he/she understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of fund shares normally subject to an initial sales charge made during the thirteen-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Right of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the thirteen-month period after meeting the original obligation, a purchaser may revise his or her intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the thirteen-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within ninety days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the ninety-day period. The transfer agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than ninety days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the thirteen-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within twenty days of the expiration date, he/she irrevocably constitutes and appoints the transfer agent as his/her attorney to surrender for redemption any or all shares, to make up such difference within sixty days of the expiration date.

If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he/she must give written notice to IDI. If at any time before completing the LOI Program the purchaser requests the transfer agent to liquidate or transfer beneficial ownership of his/her total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

2. RIGHT OF ACCUMULATION (CLASS A ONLY). A "purchaser" as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in Class A shares of the Funds at the time of the proposed purchase. To determine whether a reduced initial sales charge applies to a proposed purchase, IDI takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the Funds owned by such purchaser, calculated at the then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser, calculated at the then current public offering price, and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns Class A shares with a value of $20,000 and wishes to invest an additional $20,000 in Class A shares, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish IDI with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

PURCHASES AT NET ASSET VALUE. Purchases of shares of the Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a Fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or
(d) a merger, consolidation or acquisition of assets of a fund.

The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     o    INVESCO and its affiliates, or their clients;

     o Any current or retired officer, director or employee (and members of their immediate family) of INVESCO, its affiliates or the INVESCO Funds and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

     o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

     o Investment advisors or financial planners that place trades for their own accounts or the accounts of their clients and that charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker or agent;

     o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of the Funds by such plans are subject to initial sales charges; and

     o A shareholder of a fund that merges or consolidates with a Fund or that sells its assets to a Fund in exchange for shares of that Fund.

As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

In addition to the exceptions described in the Class A, B and C Prospectus, CDSCs will not apply to the following:

     o Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

     o Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 10% annually of the participant's or beneficiary's account value in a Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer not later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of a Fund; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

     o Liquidation by a Fund when the account value falls below the minimum required account size of $250;

     o    Investment account(s) of INVESCO; and

     o Class C shares if the investor's dealer of record notifies IDI prior to the time of investment that the dealer waives the payment otherwise payable to it.

Upon the redemption of Class A shares purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

     o    Shares held more than eighteen months;

     o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in a Fund, and not on the aggregate investment made by the plan or on the number of eligible employees;

     o    Private foundations or endowment funds;

     o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

     o Shares acquired by exchange from Class A shares of a Fund unless the shares acquired are redeemed within eighteen months of the original purchase of Class A shares.

HOW TO PURCHASE AND REDEEM SHARES

A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectuses under the caption "How To Buy Shares."

The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate IDI and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with IDI by persons, who because of their relationship with the Funds or with INVESCO and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), IDI believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through IDI without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth herein under the Caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value."

The following formula may be used by an investor to determine the public offering price per Class A share of an investment:

  Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price

Information concerning redemption of a Fund's shares is set forth in the Prospectuses under the caption "How To Sell Shares." Shares of the Funds may be redeemed directly through IDI or through any dealer who has entered into an agreement with IDI. In addition to the Funds' obligation to redeem shares, IDI may also repurchase shares as an accommodation to the shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with IDI must phone orders to the order desk of the Funds at 1-800-328-2234 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of each Fund next determined after such order is received. Such arrangement is subject to timely receipt by IDI of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by IDI (other than any applicable CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction. INVESCO intends to redeem all shares of the Funds in cash.

The right of redemption  may be suspended or the date of payment  postponed when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, are the
independent   accountants  of  the  Company.  The  independent  accountants  are responsible for auditing the financial statements of the Funds.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Company. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

INVESCO, 4350 South Monaco Street, Denver, Colorado, is the Company's transfer agent, registrar, and dividend disbursing agent. Services provided by INVESCO include the issuance, cancellation and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Company.

BROKERAGE ALLOCATION AND OTHER PRACTICES

As the investment advisor to the Funds, INVESCO places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While INVESCO seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. INVESCO is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, INVESCO considers the quality of executions obtained on a Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. INVESCO has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged a Fund are consistent with prevailing and reasonable commissions, INVESCO monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, INVESCO may select brokers that provide research services to INVESCO and the Company, as well as other INVESCO mutual funds and other accounts managed by INVESCO. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of INVESCO.

In order to obtain reliable trade execution and research services, INVESCO may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, INVESCO is obligated to obtain favorable execution of a Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of a Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

Certain of the INVESCO Funds utilize fund brokerage commissions to pay custody fees for each respective fund. This program requires that the participating funds receive favorable execution.

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by each Fund for the periods outlined in the table below:

ADVANTAGE FUND
Period Ended August 31, 2001                    $4,354,350
Period Ended August 31, 2000(1)                 $   48,756

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Period Ended August 31, 2001(2)                 $  953,821
Period Ended May 15, 2001(3)                    $2,442,655
Year Ended October 31, 2000                     $3,207,341
Year Ended October 31, 1999                     $2,763,013
Year Ended October 31, 1998                     $2,136,724

GLOBAL GROWTH FUND
Period Ended August 31, 2001(4)                 $   95,929

(1) For the period August 25, 2000, commencement of investment operations, through August 31, 2000.
(2) For the period May 16, 2001, commencement of operations as an open-end investment company, through August 31, 2001.
(3) For the period November 1, 2000 through May 15, 2001, date through which the Fund operated as a closed-end fund.
(4) For the period November 29, 2000, commencement of investment operations, through August 31, 2001.

For the fiscal year/period(1) ended August 31, 2001, brokers providing research services received $3,046,739 in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was $1,873,231,339. Commissions totaling $0 were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the fiscal year/period(1) ended August 31, 2001.

With respect to Advantage Fund, for the period ended August 31, 2000, brokers providing research services received $37,881 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $46,906,141. Commissions totaling $0 were allocated to certain brokers in recognition of their sales of shares of the Fund on portfolio transactions of the Fund effected during the period ended August 31, 2000.

With respect to Advantage Global Health Sciences Fund, during the period ended May 15, 2001(2) and the fiscal years ended October 31, 2000, 1999 and 1998, brokers providing research services received $2,100,152, $2,163,540, $1,345,671 and $1,107,330, respectively, in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $1,338,258,722, $2,046,757,985, $1,169,149,000 and $1,107,330,000, respectively.
Commissions totaling $0, $0, $0 and $0, respectively, were allocated to certain brokers in recognition of their sales of shares of the Fund on portfolio transactions of the Fund effected during the period ended May 15, 2001(2) and the fiscal years ended October 31, 2000, 1999 and 1998, respectively.

(1) For the period May 16, 2001, commencement of operations as an open-end investment company, through August 31, 2001 for Advantage Global Health Sciences Fund. For the period November 29, 2000, commencement of investment operations, through August 31, 2001, for Global Growth Fund.

(2) For the period November 1, 2000 through May 15, 2001, date through which the Fund operated as a closed-end fund.

At August 31, 2001, each Fund held debt and equity securities of its regular brokers or dealers, or their parents, as follows:

--------------------------------------------------------------------------------
         Fund                Broker or Dealer                Value of Securities
                                                             at August 31, 2001
================================================================================

Advantage               State Street Corporation                $10,892,000
--------------------------------------------------------------------------------
Advantage Global        N/A                                     N/A
Health Sciences Fund
--------------------------------------------------------------------------------
Global Growth Fund      Merrill Lynch & Company Incorporated    $72,240
--------------------------------------------------------------------------------

Advantage Technology/   N/A                                     N/A
Telecommunications
Fund
--------------------------------------------------------------------------------

Neither INVESCO nor any affiliate of INVESCO receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Funds and any broker-dealer that executes transactions for the Funds.

CAPITAL STOCK

The Company is authorized to issue up to four billion shares of common stock with a par value of $0.01 per share. As of November 30, 2001, the following shares of the Funds were outstanding:

      Advantage Fund - Class A                                  3,614,062
      Advantage Fund - Class B                                  2,294,221
      Advantage Fund - Class C                                  1,842,308
      Global Growth Fund - Class A                                248,337
      Global Growth Fund - Class B                                 19,645
      Global Growth Fund - Class C                                 71,102
      Advantage Global Health Sciences Fund - Class A          31,198,519
      Advantage Global Health Sciences Fund - Class B              57,850
      Advantage Global Health Sciences Fund - Class C              38,583
      Advantage Technology/Telecommunications Fund - Class A            0
      Advantage Technology/Telecommunications Fund - Class B            0
      Advantage Technology/Telecommunications Fund - Class C            0

A share of each class of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges and preferences.
However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B and C shares will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and non-assessable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of the Funds.

All shares of the Company have equal voting rights based on one vote for each share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of
Incorporation,   the  board  of  directors   will  call   special   meetings  of
shareholders.

Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Company voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund intends to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund intends to qualify as a regulated investment company during its current fiscal year. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and each Fund's qualification as a regulated investment company, it is anticipated that neither of the Funds will pay federal income or excise taxes and that all of the classes of the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to income and excise taxes on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to income tax on all of its net investment income and net capital gains at the corporate tax rates.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received deduction for corporations. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain. Distributions by a Fund of net capital gains are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the particular Fund. Such distributions are not eligible for the dividends-received deduction. After the end of each calendar year, the Funds send information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and other distributions are taxable income to the shareholder, whether or not such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of a Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is declared, the net asset value is reduced by the amount of the distribution. If shares of a Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution. If a shareholder reinvests the distribution in the Fund, the shareholder's basis in the Fund increases by the amount of the distribution and the value of the Fund's investment is unchanged by the distribution.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to "mark-to-market" its stock in any PFIC. In this context, "marking-to-market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. If you have reported gains or losses for a Fund in past years, you must continue to use the method previously used, unless you apply to the IRS for permission to change methods. Even if you have reported gains or losses for a Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax advisor regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company for income tax purposes under the Internal Revenue Code of 1986, as amended, does not entail government supervision of management or investment policies.

PERFORMANCE

To keep shareholders and potential investors informed, INVESCO will occasionally advertise the Funds' total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Funds will disclose the maximum front-end sales charge imposed on purchases of a Fund's Class A shares and/or the applicable CDSC imposed on redemptions of a Fund's Class B and Class C shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any), or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1% - 5% CDSC may be charged on redemption of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1% CDSC may be charged on redemptions of Class C shares held thirteen months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled "Distributor" for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual returns tend to even out variations in a Fund's returns, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking a Fund's maximum applicable Class A front-end sales charge or Class B or Class C CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

More information about the Funds' recent and historical performance will be contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to INVESCO using the telephone number or address on the back cover of the Funds' Prospectuses.

The Funds may participate in the Initial Public Offering ("IPO") market, and a significant portion of a Fund's returns may be attributable to its investment in IPOs, which have a magnified impact due to the Fund's small asset base. If this occurs, there is no guarantee that as a Fund's assets grow, they will continue to experience substantially similar performance by investing in IPOs.

When we quote mutual fund rankings published by Lipper Inc., we may compare each Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Funds to their peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended August 31, 2001 was:

                                                                                10 YEARS OR
FUND AND CLASS                                  1 YEAR          5 YEARS         SINCE INCEPTION
--------------                                  ------          -------         ---------------
CLASS A
-------
Advantage Fund                                  (25.57%)        N/A             (23.35%)(1)
Advantage Global Health Sciences Fund(2)        (33.00%)        9.01%             10.07%(3)
Global Growth Fund                              N/A             N/A             (51.51%)(4)
Advantage Technology/Telecommunications Fund    N/A             N/A             N/A

CLASS B
-------
Advantage Fund                                  (26.83%)        N/A             (23.57%)(1)
Advantage Global Health Sciences Fund(2)        N/A             N/A             ( 2.70%)(3)
Global Growth Fund                              N/A             N/A             (54.00%)(4)
Advantage Technology/Telecommunications Fund    N/A             N/A             N/A

CLASS C
-------
Advantage Fund                                  (22.94%)        N/A             (20.71%)(1)
Advantage Global Health Sciences Fund(2)        N/A             N/A             ( 0.30%)(3)
Global Growth Fund                              N/A             N/A             (50.20%)(4)
Advantage Technology/Telecommunications Fund    N/A             N/A             N/A

(1) Since commencement of investment operations on August 25, 2000 through August 31, 2001.

(2) The INVESCO Global Health Sciences Fund ("GHS Fund") reorganized into Advantage Global Health Sciences Fund and merged its investment operations on May 16, 2001. Prior to that date, the Advantage Global Health Sciences Fund operated as GHS Fund, a closed-end fund with similar investment objectives and policies. On May 16, 2001, GHS Fund was reorganized as an open-end fund through a transfer of all its assets and liabilities to the Advantage Global Health Sciences Fund. Shareholders of GHS Fund received Class A shares of Advantage Global Health Sciences Fund for their shares of GHS Fund.

(3)Since  commencement  of operations on May 16, 2001 through August 31, 2001.
(4)Since commencement of investment operations on November 29, 2000 through August 31, 2001.

Average annual total return performance for each period indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                         n
                                 P(1 + T) = ERV
where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

The average annual total return performance figures will be determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between that Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the following mutual fund grouping, in addition to the broad-based Lipper general fund groupings:

                                                        Lipper Mutual
Fund                                                    Fund Category
----                                                    -------------
Advantage Fund                                          Multi-Cap Core Funds
Advantage Global Health Sciences Fund                   Health and Biotech Funds
Global Growth Fund                                      Global Funds
Advantage Technology/
  Telecommunications Fund                               Technology Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
BANXQUOTE
BARRON'S
BUSINESS WEEK
CDA INVESTMENT TECHNOLOGIES
CNBC
CNN
CONSUMER DIGEST
FINANCIAL TIMES
FINANCIAL WORLD
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTMENT COMPANY DATA, INC.
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
MONEY
MORNINGSTAR
MUTUAL FUND FORECASTER

NO-LOAD ANALYST
NO-LOAD FUND X
PERSONAL INVESTOR
SMART MONEY
THE NEW YORK TIMES
THE NO-LOAD FUND INVESTOR
U.S. NEWS AND WORLD REPORT
UNITED MUTUAL FUND SELECTOR
USA TODAY
THE WALL STREET JOURNAL
WIESENBERGER INVESTMENT COMPANIES SERVICES
WORKING WOMAN
WORTH

CODE OF ETHICS

INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires INVESCO's personnel to conduct their personal investment activities in a manner that INVESCO believes is not detrimental to the Funds or INVESCO's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended August 31, 2001 are incorporated herein by reference from the INVESCO Counselor Series Funds, Inc.'s Annual Report to Shareholders dated August 31, 2001.

APPENDIX A

BOND RATINGS

The following is a description of Moody's and S&P's bond ratings:

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                       STATEMENT OF ADDITIONAL INFORMATION

                      INVESCO COUNSELOR SERIES FUNDS, INC.

     INVESCO Mid-Cap Growth Fund - Institutional Class, Class A, B, C and K




Address:                                        Mailing Address:

4350 South Monaco Street, Denver, CO 80237      P.O. Box 17970, Denver, CO 80217

                                   Telephone:

                       In continental U.S., 1-800-328-2234




                                December 31, 2001

--------------------------------------------------------------------------------

A Prospectus for the Institutional Class shares of INVESCO Mid-Cap Growth Fund and a Prospectus for the Class A, B, C and K shares of INVESCO Mid-Cap Growth Fund, each dated December 31, 2001, provide the basic information you should know before investing in the Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectuses; in other words, this SAI is legally part of the Funds' Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectuses.

You may obtain, without charge, the current Prospectuses and SAI of the Fund by writing to INVESCO Distributors, Inc., P.O. Box 17970, Denver, CO 80217, or by calling 1-800-328-2234. The Prospectuses are also available through the INVESCO Web site at invescofunds.com.

TABLE OF CONTENTS

The Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .161

Investments, Policies and Risks  . . . . . . . . . . . . . . . . . . .161

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . 182

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . .183

Other Service Providers . . . . . . . . . . . . . . . . . . . . . . . 209

Brokerage Allocation and Other Practices . . . . . . . . . . . . . . .210

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . 211

Tax Consequences of Owning Shares of the Fund  . . . . . . . . . . . .212

Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .214

Code of Ethics . . . . . . . . . . . . . . . . . . . . . . . . . . . .216

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .216

Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .247

THE COMPANY

INVESCO Counselor Series Funds, Inc. (the "Company") was incorporated on April 24, 2000 under the laws of Maryland as INVESCO Advantage Series Funds, Inc. On November 8, 2000, the Company changed its name to INVESCO Counselor Series Funds, Inc. The Company is an open-end management investment company currently consisting of five portfolios of investments, one of which, INVESCO Mid-Cap Growth Fund - Institutional Class, Class A, Class B, Class C and Class K shares (the "Fund"), is included in this SAI. The remaining Funds, INVESCO Advantage Fund - Class A shares, Class B shares and Class C shares, INVESCO Global Growth Fund - Class A shares, Class B shares and Class C shares, INVESCO Advantage Global Health Sciences Fund - Class A shares, Class B shares and Class C shares, and INVESCO Advantage Technology/Telecommunications Fund - Class A shares, Class B shares and Class C shares are included in a separate SAI. Additional funds may be offered in the future.

On October 2, 2001, the Fund assumed all the assets and liabilities of the Pell Rudman Mid-Cap Growth Portfolio (the "Pell Rudman Portfolio"). Financial and performance information in this SAI is that of the predecessor fund.

"Open-end" means that the Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A
"management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.

INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Fund are discussed in the Prospectuses of the Fund. The Fund also may invest in the following securities and engage in the following practices.

ADRS AND EDRS -- American Depository Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

BORROWINGS AND LEVERAGE - The Fund may borrow money from banks (including the Fund's custodian bank), subject to the limitations under the 1940 Act. The Fund will limit borrowings and reverse repurchase agreements to an aggregate of 33 1/3% of the Fund's total assets at the time of the transaction.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Fund may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Fund limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of directors. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Fund may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. An investment in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. INVESCO Funds Group, Inc. ("INVESCO"), the Fund's investment advisor, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, Inc. ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. The Fund may invest up to 25% of its portfolio in lower-rated debt securities, which are often referred to as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's at the time of purchase, the Fund is not permitted to invest in bonds that are in default or are rated CCC or below by S&P or Caa or below by Moody's or, if unrated, are judged by INVESCO to be of equivalent quality. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, INVESCO generally will limit Fund investments to debt securities which INVESCO believes are not highly speculative and which are rated at least B by S&P and Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, INVESCO attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB and B) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

The Fund expects that most emerging country debt securities in which it may invest will not be rated by U.S. rating services. Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Fund may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. The Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Fund if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Fund's credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Fund may invest in common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Fund, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Fund seeks when it invests in stocks and similar instruments.

Instead, the Fund seeks to invest in stocks that will increase in market value and may be sold for more than the Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what a company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Fund or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by the Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Fund also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

TECHNOLOGY COMPANIES. Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the markets as a whole. If the portfolio manager allocates more of the Fund's portfolio holdings to a particular sector, the Fund's overall performance will be more susceptible to any economic, business or other developments which generally affect that sector.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for the Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by the Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of the Fund. Generally, the Fund's foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS AND OTHER FINANCIAL INSTRUMENTS

GENERAL. As discussed in the Prospectuses, the advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in the Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, it relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of the Fund."

In addition to the instruments and strategies described below, the advisor may use other similar or related techniques to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Fund's Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

SPECIAL   RISKS.   Financial   Instruments   and  their  use   involve   special
considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of the Fund. If the advisor employs a Financial Instrument that correlates imperfectly with the Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that the Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distort the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Fund is authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which they typically invest. This involves a risk that the options or futures position will not track the performance of the Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because the advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(5) As described below, the Fund is required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

COVER. Positions in Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options embody the possibility of large amounts of exposure, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If the Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, the Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time the Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When the Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When the Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of the Fund's fixed-income portfolio. If the advisor wishes to shorten the duration of the Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the advisor wishes to lengthen the duration of the Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of the Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY DEPOSITS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the advisor anticipates that there will be a positive correlation between the two currencies.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the advisor anticipates. There is no assurance that the advisor's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

COMBINED POSITIONS. The Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

TURNOVER. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS AND COLLARS. The Fund is authorized to enter into swaps, caps, floors and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRs -- HOLDRs are trust-issued receipts that represent the Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that the Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. The Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. The Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that the Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

INITIAL PUBLIC OFFERINGS ("IPO") -- The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund for as long as it has a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investment, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving business and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Fund may invest in securities issued by other investment companies, including investment companies advised by INVESCO and its affiliates, that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Fund also may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies and exchange-traded funds. SPDRs are investment companies whose portfolios mirror the compositions of specific S&P indices, such as the S&P 500 and the S&P 400. SPDRs are traded on the American Stock Exchange. SPDR holders such as the Fund are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities held by the SPDR Trust, net of certain fees and expenses. The Investment Company Act of 1940, as amended (the "1940 Act"), limits investments in securities of other investment companies, such as the SPDR Trust. These limitations include, among others, that, subject to certain exceptions, no more than 10% of the Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company and the Fund may own no more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion ("liquidity protection"). In addition, asset-backed securities may include insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

REAL ESTATE INVESTMENT TRUSTS -- To the extent consistent with its investment objectives and policies, the Fund may invest in securities issued by real estate investment trusts ("REITs"). Such investments will not exceed 25% of the total assets of the Fund.

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements, or REPOs, on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Fund may enter into repurchase agreements with commercial banks, registered broker-dealers or registered government securities dealers that are creditworthy under standards established by the Company's board of directors. The Company's board of directors has established standards that INVESCO must use to review the creditworthiness of any bank, broker or dealer that is party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. The Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Fund uses REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- Securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable the Fund to sell a Rule 144A investment when appropriate. For this reason, the Company's board of directors has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to the Fund's limitations on investment in restricted securities. The Company's board of directors has given INVESCO the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- The Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions to earn income or generate cash for liquidity. When the Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Company's board of directors. The Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions or the Fund may be unable to exercise certain ownership rights. The Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. The Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an "Agent").

INVESCO provides the following services in connection with the securities lending activities of the Fund: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which securities are available for loan; (c) monitors the Agent's loan activities to ensure that securities loans are effected in accordance with INVESCO's instructions and with procedures adopted by the board of directors; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the board of directors with respect to securities lending activities; (e) responds to Agent inquiries; and
(f) performs such other duties as necessary. INVESCO intends to seek necessary approvals to enable it to earn compensation for providing such services.

The Fund has obtained an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have INVESCO or an affiliate of INVESCO as an investment advisor.

SHORT SALES -- The Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale. The Fund will lose money on a short sale transaction if the price of the borrowed security increases between the date of the short sale and the date on which the Fund closes the short position by purchasing the security; conversely, the Fund may realize a gain if the price of the borrowed security declines between those dates.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short the security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position.

In short sale transactions, the Fund's gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by the Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender. Short sales also cause the Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain the Fund may receive from a short sale transaction is decreased - and the amount of any loss increased - by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

Until the Fund replaces a borrowed security, it must segregate liquid securities or other collateral with a broker or other custodian in an amount equal to the current market value of the security sold short. The Fund expects to receive interest on the collateral it deposits. The use of short sales may result in the Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

The Fund may sell short against the box.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Fund may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and may be highly volatile.

UNSEASONED ISSUERS - The Fund may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT SECURITIES -- The Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The Fund will invest in securities of such instrumentalities only when INVESCO is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- The Fund normally buys and sells securities on an ordinary settlement basis. That means that the buy or sell order is sent, and the Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Fund also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by the Fund and payment and delivery take place at an agreed-upon time in the future. The Fund may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect the Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security: The Fund may not:

     1. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     2. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     3. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     4. issue senior securities, except as permitted under the 1940 Act;

     5. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     6. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

     7. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     8. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

     9. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

In addition, unless otherwise indicated, the Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     A. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes, or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowing for the purposes of fundamental limitation
     (3)).

     B. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     C. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     D. With respect to fundamental limitation (9), domestic and foreign banking will be considered to be different industries.

     E. With respect to fundamental limitation (9), investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a specific industry.

In addition, the following non-fundamental policy applies:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof and each multi-state agency, authority, instrumentality or other political subdivision is separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be determined to be the sole issuer.

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the Company's investment advisor. INVESCO was founded in 1932 and serves as an investment advisor to:

      INVESCO Bond Funds, Inc.
      INVESCO Combination Stock & Bond Funds, Inc.
      INVESCO Counselor Series Funds, Inc. (formerly, INVESCO Advantage
         Series Funds, Inc.)
      INVESCO International Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc.
      INVESCO Stock Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Variable Investment Funds, Inc.

As of November 30, 2001, INVESCO managed 47 mutual funds having combined assets of over $29 billion, on behalf of more than 3,267,247 shareholder accounts.

INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $361.3 billion in assets under management on September 30, 2001.

AMVESCAP PLC's North American subsidiaries include:

     INVESCO Retirements, Inc. ("IRI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

          AMVESCAP National Trust Company (formerly known as Institutional Trust Company doing business as INVESCO Trust Company), a division of IRI, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. AMVESCAP National Trust Company acts as trustee or custodian to these plans. AMVESCAP National Trust Company accepts contributions and provides complete transfer agency functions: correspondence, sub-accounting, telephone communications and processing of distributions.

     INVESCO, Inc., Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO, Inc. includes the following Divisions:

          INVESCO Capital Management Division, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

          INVESCO  Management  &  Research  Division,   Boston,   Massachusetts,
          primarily manages pension and endowment accounts.

          PRIMCO Capital Management Division, Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of
          Section 401(k) retirement plans.

          INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

          INVESCO (NY) Division, New York, is an investment advisor for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY further serves as investment advisor to several closed-end investment companies, and as sub-advisor with respect to certain commingled employee benefit trusts.

     A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

     A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

     A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

THE INVESTMENT ADVISORY AGREEMENT

INVESCO serves as investment advisor to the Fund under an Investment Advisory Agreement dated August 23, 2000 (the "Agreement") with the Company.

The Agreement requires that INVESCO manage the investment portfolio of the Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage the Fund itself, or may hire a sub-advisor, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

     o managing the investment and reinvestment of all the assets of the Fund, and executing all purchases and sales of portfolio securities;

     o maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

     o determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the directors of the Company, and executing transactions accordingly;

     o providing the Fund the benefit of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the advisor or any sub-advisor;

     o determining what portion of the Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and

     o making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

INVESCO also performs all of the following services for the Fund:

     o    administrative;

     o    internal accounting (including computation of net asset value);

     o    clerical and statistical;

     o    secretarial;

     o all other services necessary or incidental to the administration of the affairs of the Fund;

     o    supplying  the  Company  with  officers,   clerical  staff  and  other
          employees;

     o    furnishing  office  space,   facilities,   equipment,   and  supplies;
          providing personnel and facilities required to respond to inquiries related to shareholder accounts;

     o conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including prospectus(es), statements of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund);

     o    supplying basic telephone service and other utilities; and

     o preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act.

Pell Rudman Trust Company, N.A. (the "Pell Rudman Company"), acted as the investment advisor to the Fund's predecessor, the Pell Rudman Portfolio, from its inception on September 10, 1998 to July 31, 2001. INVESCO became investment advisor to the Pell Rudman Portfolio pursuant to an interim sub-advisory agreement dated August 1, 2001.

Expenses not assumed by INVESCO are borne by the Fund. As full compensation for its advisory services to the Company, INVESCO receives a monthly fee from the Fund. The fee is calculated at the annual rate of 1.00% of the Fund's average net assets.

During the fiscal periods outlined in the table below, the Pell Rudman Portfolio paid Pell Rudman Company advisory fees in the dollar amounts shown. INVESCO did not act as the investment advisor during the periods outlined below and, therefore, no fees were paid or waived by INVESCO. If applicable, the advisory fees were offset by credits in the amounts shown, so that Pell Rudman Company's fees were not in excess of the expense limitations shown, which have been agreed to by Pell Rudman Company.

                                Advisory       Total Expense      Total Expense
                                --------      Reimbursements        Limitation
                                              --------------        ----------

Year Ended April 30, 2001       $195,509       $114,229               1.30%
Year Ended April 30, 2000        113,575        133,379               1.30%
Period Ended April 30, 1999(1)    16,812        108,347               1.30%

(1) For the period September 10, 1998, commencement of investment operations, through April 30, 1999.

ADMINISTRATIVE SERVICES AGREEMENT

INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Fund pursuant to an Administrative Services Agreement dated June 1, 2000 with the Company.

The Administrative Services Agreement requires INVESCO to provide the following services to the Fund:

     o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and

     o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Administrative Services Agreement, the Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.045% of the average net assets of the Fund.

SEI Investments Mutual Fund Services ("UAMSFI") acted as the administrator to the Fund's predecessor, the Pell Rudman Portfolio, from April 1, 2001 to October 1, 2001. Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator, SEI served as sub-administrator to the Pell Rudman Portfolio from November 1, 1999 through April 30, 2000. Chase Global Fund Services, Inc. ("Chase") served as a sub-administrator to the Pell Rudman Portfolio from inception, September 10, 1998 through October 31, 1999.

TRANSFER AGENCY AGREEMENT

INVESCO also performs transfer agent, dividend disbursing agent and registrar services for the Fund pursuant to a Transfer Agency Agreement dated June 1, 2000 with the Company.

The Transfer Agency Agreement provides that the Fund pays INVESCO an annual fee of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in the Fund at any time during each month.

DST Systems, Inc. ("DST") acted as the transfer agent to the Fund's predecessor, the Pell Rudman Portfolio, from its inception on September 10, 1998 to October 1, 2001. UAM Shareholder Service Center, Inc. ("UAMSSC") served as shareholder servicing agent for the UAM Funds during the same period.

FEES PAID TO PELL RUDMAN, SEI, DST AND UAMSSC

During the fiscal periods outlined in the table below, the Fund paid the following fees to Pell Rudman Company, SEI, DST and UAMSSC. Because INVESCO did not act as investment advisor, administrator and transfer agent during the periods outlined below, no advisory, administrative services or transfer agency fees were paid to INVESCO by the Pell Rudman Portfolio.

                                Advisory      Administrative          Transfer
                                --------            Services            Agency
                                              --------------        ----------

Year Ended April 30, 2001       $195,509       $ 68,771(1)          $   25,913
Year Ended April 30, 2000        113,575         69,200(2)              23,412
Period Ended April 30, 1999(3)    16,812         44,860(4)               4,937

(1) This fee was paid to UAMFSI for the period May 1, 2000 through March 31, 2001 and to SEI for the period April 1, 2001 through April 30, 2001. UAMFSI paid a portion of its fee to SEI for sub-administrative services.

(2) This fee was paid to UAMFSI. UAMFSI paid a portion of its fee to Chase and SEI for sub-administrative services.

(3) For the period September 10, 1998, commencement of investment operations, through April 30, 1999.

(4) This amount was paid to UAMFSI. UAMFSI paid a portion of its fee to Chase for sub-administrative services.

DIRECTORS AND OFFICERS OF THE COMPANY

The overall direction and supervision of the Company come from the board of directors. The board of directors is responsible for making sure that the Fund's general investment policies and programs are carried out and that the Fund is properly administered.

The board of directors has an audit committee comprised of four of the directors who are not affiliated with INVESCO (the "Independent Directors"). The committee meets quarterly with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

The Company has an investments & management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

The Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by the Fund, and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Company's board of directors.

The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Fund. It monitors derivatives usage by the Fund and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies on such instruments adopted by the Company's board of directors. It reports on these matters to the Company's board of directors.

The Company has a legal committee, an insurance committee, a compensation committee and a retirement plan (the "plan") committee. These committees meet when necessary to review legal, insurance, compensation and plan matters of importance to the directors of the Company.

The Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors.

The officers of the Company, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Company and the Fund. The officers of the Company receive no direct compensation from the Company or the Fund for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of INVESCO.

All of the officers and directors of the Company hold comparable positions with the following funds, which, with the Company, are collectively referred to as the "INVESCO Funds":

      INVESCO Bond Funds, Inc.
      INVESCO Combination Stock & Bond Funds, Inc.
      INVESCO Counselor Series Funds, Inc. (formerly, INVESCO Advantage
         Series Funds, Inc.)
      INVESCO International Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc.
      INVESCO Stock Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Variable Investment Funds, Inc.

The table below provides information about each of the Company's directors and officers. Their affiliations represent their principal occupations.

                            Position(s) Held          Principal
Name, Address, and Age      With Company              Occupation(s) During
                                                      Past Five Years

Mark H. Williamson          President, Chief          Chief Executive
(2)(3)(11)                  Executive Officer         Officer, Managed
4350 South Monaco Street    and Chairman of the       Products Division,
Denver, Colorado            Board                     AMVESCAP PLC; Chief
Age: 50                                               Executive Officer and
                                                      Chairman of the Board
                                                      of INVESCO Funds
                                                      Group, Inc.; Chief
                                                      Executive Officer and
                                                      Chairman of the Board
                                                      of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, President of
                                                      INVESCO Funds Group,
                                                      Inc.; formerly,
                                                      President of INVESCO
                                                      Distributors, Inc.;
                                                      formerly President,
                                                      Chief Operating
                                                      Officer and Chairman
                                                      of the Board of
                                                      INVESCO Global Health
                                                      Sciences Fund;
                                                      formerly, Chairman and
                                                      Chief Executive
                                                      Officer of Nations-
                                                      Banc Advisors, Inc.;
                                                      formerly, Chairman of
                                                      NationsBanc
                                                      Investments, Inc.

Fred A. Deering             Vice Chairman of the      Formerly, Trustee of
(1)(2)(7)(8)                Board                     INVESCO Global Health
1551 Larimer Street, #1701                            Sciences Fund;
Denver, Colorado                                      formerly, Chairman of
Age: 73                                               the Executive
                                                      Committee and Chairman
                                                      of the Board of
                                                      Security Life of
                                                      Denver Insurance
                                                      Company; Director of
                                                      ING American Holdings
                                                      Company and First ING
                                                      Life Insurance Company
                                                      of New York.

Victor L. Andrews, Ph.D.    Director                  Professor Emeritus,
(4)(6)(10)(11)                                        Chairman Emeritus and
34 Seawatch Drive                                     Chairman of the CFO
Savannah, Georgia                                     Roundtable of the
Age: 71                                               Department of Finance
                                                      of Georgia State
                                                      University; President,
                                                      Andrews Financial
                                                      Associates, Inc. (con-
                                                      sulting firm);
                                                      Director of The
                                                      Sheffield Funds, Inc.;
                                                      formerly, member of
                                                      the faculties of the
                                                      Harvard Business
                                                      School  and the Sloan
                                                      School of  Management
                                                      of MIT.

                            Position(s) Held          Principal
Name, Address, and Age      With Company              Occupation(s) During
                                                      Past Five Years

Bob R. Baker                Director                  Consultant (since
(2)(4)(5)(9)(10)(11)                                  2000); formerly,
37 Castle Pines Dr., N.                               President and Chief
Castle Rock, Colorado                                 Executive Officer
Age:  65                                              (1989 to 2000) of AMC
                                                      Cancer Research
                                                      Center, Denver,
                                                      Colorado; until
                                                      mid-December 1988,
                                                      Vice Chairman of the
                                                      Board of First
                                                      Colu1mbia Financial
                                                      Corporation,
                                                      Englewood, Colorado;
                                                      formerly, Chairman of
                                                      the Board and Chief
                                                      Executive Officer of
                                                      First Columbia
                                                      Financial Corporation.

Lawrence H. Budner          Director                  Trust Consultant;
(1)(5)(10)(11)                                        prior to June 30,
7608 Glen Albens Circle                               1987, Senior Vice
Dallas, Texas                                         President and Senior
Age: 71                                               Trust Officer of
                                                      InterFirst Bank,
                                                      Dallas, Texas.

James T. Bunch(4)(5)(9)     Director                  Principal and Founder
3600 Republic Plaza                                   of Green Manning &
370 Seventeenth Street                                Bunch Ltd., Denver,
Denver, Colorado                                      Colorado, since August
Age: 59                                               1988; Director and
                                                      Secretary  of Green
                                                      Manning & Bunch
                                                      Securities, Inc.,
                                                      Denver, Colorado,
                                                      since September 1993;
                                                      Vice President and
                                                      Director of Western
                                                      Golf Association and
                                                      Evans Scholars Founda-
                                                      tion; formerly,
                                                      General Counsel and
                                                      Director of Boettcher
                                                      & Co., Denver,
                                                      Colorado;  formerly,
                                                      Chairman and Managing
                                                      Partner of Davis
                                                      Graham & Stubbs,
                                                      Denver, Colorado.

Raymond R. Cunningham(3)    Vice President and        Director, President
4350 South Monaco Street    Director                  and Chief Operating
Denver, Colorado                                      Officer of INVESCO
Age: 50                                               Funds Group, Inc.;
                                                      Director and Presi-
                                                      dent of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, Senior Vice
                                                      President of INVESCO
                                                      Funds Group, Inc.;
                                                      formerly, Senior Vice
                                                      President of GT Glo-
                                                      bal-North America.

                            Position(s) Held          Principal
Name, Address, and Age      With Company              Occupation(s) During
                                                      Past Five Years

Wendy L. Gramm, Ph.D.       Director                  Self-employed (since
(4)(6)(9)                                             1993); Distinguished
4201 N. Yuma                                          Senior Fellow and
Washington D.C.                                       Director, Regulatory
Age: 56                                               Studies Program,
                                                      Mercatus Center,
                                                      George Mason Uni-
                                                      versity, VA; formerly,
                                                      Chairman, Commodity
                                                      Futures Trading Commis-
                                                      sion; Administrator
                                                      for Information and
                                                      Regulatory Affairs at
                                                      the Office of
                                                      Management and Bud-
                                                      get. Also, Director of
                                                      Enron Corporation, IBP
                                                      Inc., State Farm
                                                      Insurance Company,
                                                      International Republic
                                                      Institute, and the
                                                      Texas Public Policy
                                                      Foundation; formerly,
                                                      Director of the
                                                      Chicago Mercentile
                                                      Exchange (1994-1999),
                                                      Kinetic Concepts, Inc.
                                                      (1996-1997) and the
                                                      Independent Women's
                                                      Forum (1994-1999).

Richard W. Healey(3)        Director                  Director and Senior
4350 South Monaco Street                              Vice President of
Denver, Colorado                                      INVESCO Funds Group,
Age: 47                                               Inc.; Director and
                                                      Senior Vice President
                                                      of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, Senior Vice
                                                      President of GT
                                                      Global-North America
                                                      (1996 to 1998) and The
                                                      Boston Company (1993
                                                      to 1996).

Gerald J. Lewis(1)(6)(7)    Director                  Chairman of Lawsuit
701 "B" Street                                        Resolution Services,
Suite 2100                                            San Diego, California
San Diego, California                                 since 1987; Director
Age:  68                                              of General Chemical
                                                      Group, Inc., Hampdon,
                                                      New Hampshire, since
                                                      1996; formerly,
                                                      Associate Justice of
                                                      the California Court
                                                      of Appeals; Director
                                                      of Wheelabrator
                                                      Technologies, Inc.,
                                                      Fisher Scientific,
                                                      Inc., Henley
                                                      Manufacturing, Inc.,
                                                      and California Coastal
                                                      Properties, Inc.; Of
                                                      Counsel, Latham &
                                                      Watkins, San Diego,
                                                      California (1987 to
                                                      1997).

                            Position(s) Held          Principal
Name, Address, and Age      With Company              Occupation(s) During
                                                      Past Five Years

John W. McIntyre            Director                  Retired. Formerly,
(1)(2)(5)(7)                                          Vice Chairman of the
7 Piedmont Center                                     Board of Directors of
Suite 100                                             The Citizens and
Atlanta, Georgia                                      Southern Corporation
Age: 71                                               and Chairman of the
                                                      Board and Chief Execu-
                                                      tive Officer of The
                                                      Citizens and Southern
                                                      Georgia Corp. and The
                                                      Citizens and Southern
                                                      National Bank;
                                                      formerly, Trustee of
                                                      INVESCO Global Health
                                                      Sciences Fund and
                                                      Employee's Retirement
                                                      System of GA, Emory
                                                      University; Trustee of
                                                      Gables Residential
                                                      Trust, and Trustee and
                                                      Chairman of the J.M.
                                                      Tull Charitable
                                                      Foundation; Director
                                                      of Kaiser Foundation
                                                      Health Plans of
                                                      Georgia, Inc.

Larry Soll, Ph.D.           Director                  Retired.  Formerly,
(4)(6)(9)(10)(11)                                     Chairman of the Board
2358 Sunshine Canyon Drive                            (1987 to 1994), Chief
Boulder, Colorado                                     Executive Officer
Age: 59                                               (1982 to 1989 and 1993
                                                      to 1994) and Presi-
                                                      dent (1982 to 1989) of
                                                      Synergen Inc.;
                                                      Director of Synergen
                                                      since incorporation
                                                      in 1982; Director of
                                                      Isis Pharmaceuticals,
                                                      Inc.; formerly,
                                                      Trustee of INVESCO
                                                      Global Health Sciences
                                                      Fund.

Glen A. Payne               Secretary                 Senior Vice President,
4350 Monaco Street                                    General Counsel and
Denver, Colorado                                      Secretary of INVESCO
Age: 54                                               Funds Group, Inc.;
                                                      Senior Vice President,
                                                      Secretary and General
                                                      Counsel of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, Secretary of
                                                      INVESCO Global Health
                                                      Sciences Fund; for-
                                                      merly, General Counsel
                                                      of INVESCO Trust Com-
                                                      pany (1989 to1998) and
                                                      employee of a U.S.
                                                      regulatory agency,
                                                      Washington, D.C. (1973
                                                      to 1989).

                            Position(s) Held          Principal
Name, Address, and Age      With Company              Occupation(s) During
                                                      Past Five Years

Ronald L. Grooms            Chief Accounting          Senior Vice President,
4350 South Monaco Street    Officer, Chief Finan-     Treasurer and Director
Denver, Colorado            cial Officer and          of INVESCO Funds
Age: 55                     Treasurer                 Group, Inc.; Senior
                                                      Vice President,
                                                      Treasurer and Direc-
                                                      tor of INVESCO
                                                      Distributors, Inc.;
                                                      formerly Treasurer
                                                      and Principal
                                                      Financial and
                                                      Accounting Officer of
                                                      INVESCO Global Health
                                                      Sciences Fund;
                                                      formerly, Senior Vice
                                                      President and
                                                      Treasurer of INVESCO
                                                      Trust Company (1988 to
                                                      1998).

William J. Galvin, Jr.      Assistant Secretary       Senior Vice President,
4350 South Monaco Street                              Assistant Secretary
Denver, Colorado                                      and Director of
Age: 45                                               INVESCO Funds Group,
                                                      Inc.; Senior Vice
                                                      President, Assistant
                                                      Secretary and Director
                                                      of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, Trust
                                                      Officer of INVESCO
                                                      Trust Company (1995 to
                                                      1998).

Pamela J. Piro              Assistant Treasurer       Vice President and
4350 South Monaco Street                              Assistant Treasurer
Denver, Colorado                                      of INVESCO Funds
Age: 41                                               Group, Inc.; Assistant
                                                      Treasurer of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, Assistant
                                                      Vice President (1996
                                                      to 1997), Director -
                                                      Portfolio Accounting
                                                      (1994 to 1996),
                                                      Portfolio Accounting
                                                      Manager (1993 to 1994)
                                                      and Assistant
                                                      Accounting Manager
                                                      (1990 to 1993).

Judy P. Wiese               Assistant Secretary       Vice President and
4350 South Monaco Street                              Assistant Secretary
Denver, Colorado                                      of INVESCO Funds
Age: 53                                               Group, Inc.;
                                                      Assistant Secretary of
                                                      INVESCO Distributors,
                                                      Inc.; formerly, Trust
                                                      Officer of INVESCO
                                                      Trust Company.

(1) Member of the audit committee of the Company.

(2) Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

(3) These directors are "interested persons" of the Company as defined in the 1940 Act.

(4) Member of the investments & management liaison committee of the Company.

(5) Member of the brokerage committee of the Company.

(6) Member of the derivatives committee of the Company.

(7) Member of the legal committee of the Company.

(8) Member of the insurance committee of the Company.

(9) Member of the nominating committee of the Company.

(10) Member of the compensation committee of the Company.

(11) Member of the retirement plan committee of the Company.

The following table shows the compensation paid by the Company to its Independent Directors for services rendered in their capacities as directors of the Company for the fiscal period ended August 31, 2001; and the benefits accrued as Company expenses with respect to the Retirement Plan discussed below and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, each for the fiscal period ended August 31, 2001.

In addition, the table sets forth the estimated total compensation paid by all of the INVESCO Funds and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors or trustees for services rendered in their capacities as directors or trustees during the year ended December 31, 2000. As of December 31, 2000, there were 46 funds in the INVESCO Complex.

--------------------------------------------------------------------------------
Name of Person    Aggregate Compen-  Benefits     Estimated      Total Compensa-
and Position      sation From        Accrued      Annual         tion From
                  Company(1)         As Part of   Benefits       INVESCO Com-
                                     Company      Upon           plex Paid To
                                     Expenses(2)  Retirement(3)  Directors(7)
--------------------------------------------------------------------------------
Fred A.                     $1,614         $240           $92        $112,250
Deering, Vice
Chairman of
the Board
--------------------------------------------------------------------------------
Victor L. Andrews            1,934          221           107          89,200
--------------------------------------------------------------------------------
Bob R. Baker                 1,608          190           143          92,500
--------------------------------------------------------------------------------
Lawrence H. Budner           1,582          221           107          88,850
--------------------------------------------------------------------------------
James T. Bunch(4)            1,556            0             0          86,000
--------------------------------------------------------------------------------
Daniel D. Chabris(5)             0          201            92          34,000
--------------------------------------------------------------------------------
Wendy L. Gramm               1,918            0             0          87,600
--------------------------------------------------------------------------------
Kenneth T. King(5)               0          229            92          68,000
--------------------------------------------------------------------------------
Gerald J. Lewis(4)           1,924            0             0          86,350
--------------------------------------------------------------------------------
John W. McIntyre             1,620          129           107         116,000
--------------------------------------------------------------------------------
Larry Soll                   1,924            0             0         110,100
--------------------------------------------------------------------------------
Total                      $15,680       $1,431          $740        $970,850
--------------------------------------------------------------------------------
% of Net Assets           0.0028%(6)    0.0003%(6)                    0.0024%(7)
--------------------------------------------------------------------------------

(1) The vice chairman of the board, the chairs of the Funds' committees who are Independent Directors, and the members of the Funds' committees who are Independent Directors each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.


(2) Represents estimated benefits accrued with respect to the Retirement Plan discussed below, and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Drs. Soll and Gramm and Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Retirement Plan. Mr. McIntyre became eligible to participate in the Retirement Plan as of November 1, 1998, and was not included in the calculation of retirement benefits until November 1, 1999.

(4) Messrs. Bunch and Lewis became directors of the INVESCO Funds on January 1, 2000.

(5) Mr. Chabris retired as a director of the INVESCO Funds on September 30, 1998. Mr. King retired as a director of the INVESCO Funds on December 31, 1999.

(6) Total as a percentage of the Company's estimated net assets as of August 31, 2001.

(7) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 2000.

Messrs. Cunningham, Healey and Williamson, as "interested persons" of the Company and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Funds for their service as directors.

The boards of directors of the INVESCO Funds have adopted a Retirement Plan (the "Plan") for the Independent Directors of the Fund. Under this Plan, each director who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive a retirement benefit. Commencing with attainment of age 72 by a Qualified Director who voluntarily retires prior to reaching age 72 and commencing with the date of retirement of a Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the Director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Qualified Director's life or ten years, whichever is longer. If a Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Company began making payments under an earlier Plan to Mr. Chabris as of October 1, 1998 and to Mr. King as of January 1, 2000. Messrs. Chabris and King are entitled to receive quarterly payments at an annual rate equal to 50% of the annual retainer fees and annual board meeting fees which are paid to an active Fund director. Annual payments made to Messrs. Chabris and King exceed $34,000 per year. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds, except Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the Independent Director may own either directly or beneficially. Each of the Independent Directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2001, the following persons owned more than 5% of the outstanding shares of the Fund's predecessor, the Pell Rudman Portfolio. This level of share ownership is considered to be a "principal shareholder" relationship with the Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

MID-CAP GROWTH FUND

Institutional Class
-------------------


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
Charles Schwab & Co Inc         Record                          52.55%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122
--------------------------------------------------------------------------------
Pell Rudman Trust Company       Beneficial                      32.90%
100 Federal St Fl 37
Boston MA 02110-1802
--------------------------------------------------------------------------------


Class A
-------


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
Charles Schwab & CO Inc          Record                          18.02%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette        Beneficial                      10.99%
Securities Corporation Inc
P O Box 2052
Jersey City NJ 07303-2052
--------------------------------------------------------------------------------
Donaldson Lufkin Jenrette        Beneficial                       9.99%
Securities Corporation Inc
P O Box 2052
Jersey City NJ 07303-2052
--------------------------------------------------------------------------------

Class B
-------


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
American Enterprise             Beneficial                       21.86%
Investment Svcs
FBO 189609141
P O Box 9446
Minneapolis MN 55440-9446
--------------------------------------------------------------------------------
American Enterprise             Beneficial                       17.38%
Investment Svcs
FBO 580853741
P O Box 9446
Minneapolis MN 55440-9446
--------------------------------------------------------------------------------
American Enterprise             Beneficial                        9.10%
Investment Svcs
FBO 192481861
P O Box 9446
Minneapolis MN 55440-9446
--------------------------------------------------------------------------------
American Enterprise             Beneficial                        8.36%
Investment Svcs
FBO 188598681
P O Box 9446
Minneapolis MN 55440-9446
--------------------------------------------------------------------------------
American Enterprise             Beneficial                        8.12%
Investment Svcs
FBO 187972661
PO Box 9446
Minneapolis MN 55440-9446
--------------------------------------------------------------------------------
Yolanda Costa DECD IRA          Beneficial                        6.07%
Gina Costa Benef
A/C 2119-9112
FCC as Custodian
6 Lapa Court
Parlin NJ 08859-1713
--------------------------------------------------------------------------------
Yolanda Costa DECD IRA          Beneficial                        6.07%
Linda Culotta Benef
A/C 2119-9111
FCC as Custodian
7 Kenneth Place
Staten Island, NY 10309-3435
--------------------------------------------------------------------------------

Class C
-------


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
Legg Mason Wood  Walker Inc     Beneficial                       34.60%
373-003-7-17
PO Box 1476
Baltimore MD 21202
--------------------------------------------------------------------------------
American Enterprise             Beneficial                       24.40%
Investment Svcs
FBO 187105171
P O Box 9446
Minneapolis MN 55440-9446
--------------------------------------------------------------------------------
American Enterprise             Beneficial                       18.70%
Investment SVCS
FBO 145109111
P O Box 9446
Minneapolis MN 55440-9446
--------------------------------------------------------------------------------
Merrill Lynch                   Beneficial                       15.14%
Security #97ML6
4800 Deer Lake Dr East
Jacksonville FL 32246-6486
--------------------------------------------------------------------------------


Class K
-------


--------------------------------------------------------------------------------
       Name and Address         Basis of Ownership           Percentage Owned
                                (Record/Beneficial)

================================================================================
None
--------------------------------------------------------------------------------

As of December 3, 2001, officers and directors of the Company, as a group, beneficially owned less than 1% of any of the Fund's outstanding shares.

DISTRIBUTOR

INVESCO Distributors, Inc. ("IDI"), a wholly owned subsidiary of INVESCO, is the distributor of the Fund. IDI bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Fund's shares, except for such distribution expenses as are paid out of Fund assets under the Company's Plans of Distribution (collectively, the "Plans"), which have been adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act.

CLASS A. The Company has adopted a Master Distribution Plan and Agreement - Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Fund (the "Class A Plan"). Under the Class A Plan, Class A shares of the Fund pay compensation to IDI at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. During any period in which the Fund is closed due to high asset levels, the Class A shares of the Fund will reduce this payment of 0.35% to 0.25% per annum.

The Class A Plan is designed to compensate IDI, on a monthly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Payments can also be directed by IDI to selected institutions that have entered into service agreements with respect to Class A shares of the Fund and that provide continuing personal services to their customers who own Class A shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institutions' customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund, in amounts up to 0.25% of the average daily net assets of the Class A shares of the Fund attributable to the customers of such dealers or financial institutions, are characterized as service fees. Payments to dealers and other financial institutions in excess of such amount and payments to IDI would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class A shares of the Fund.

IDI may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A shares of the Fund sold at net asset value to an employee benefit plan as follows: 1.00% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases.

CLASS B. The Company has also adopted a Master Distribution Plan and Agreement - Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, Class B shares of the Fund pay compensation monthly to IDI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge. The Class B Plan imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class B shares of the Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to IDI following termination of the Class B shares' Plan with respect to Class B shares sold by or attributable to the distribution efforts of IDI unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes IDI to assign, transfer or pledge its rights to payments pursuant to the Class B Plan. As a result, the contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

CLASS C. The Company has adopted a Master Distribution Plan and Agreement - Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Fund (the "Class C Plan"). Under the Class C Plan, Class C shares of the Fund pay compensation to IDI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate IDI for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class C shares of the Fund. Payments can also be directed by IDI to selected institutions that have entered into service agreements with respect to Class C shares of the Fund and that provide continuing personal services to their customers who own such Class C shares of the Fund.

Of the aggregate amount payable under the Class C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own Class C shares of the Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of the Fund attributable to the customers of such dealers or financial institutions, are characterized as a service fee. Payments to dealers and other financial institutions in excess of such amount and payments to IDI would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class C shares of the Fund.

IDI may pay sales commissions to dealers and institutions who sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. IDI will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to IDI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit IDI to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, IDI will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where IDI grants an exemption on particular transactions. Should the dealer or institution elect to waive the sales commission, the 12b-1 fees will begin to be paid by IDI to the dealer or institution immediately.

CLASS K. The Company has adopted a Master Distribution Plan and Agreement - Class K pursuant to Rule 12b-1 under the 1940 Act relating to Class K shares (the "Class K" Plan). Under the Class K Plan, Class K shares of the Fund pay compensation to IDI at an annual rate of 0.45% of average net assets attributable to Class K shares for the purpose of financing any activity which is primarily intended to result in the sale of Class K shares. The Class K Plan is designed to compensate IDI for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class K shares of the Fund. Payments can also be directed by IDI to selected institutions that have entered into service agreements with respect to Class K shares of the Fund and that provide continuing personal services to their customers who own such Class K shares of the Fund.

Of the aggregate amount payable under the Class K Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own Class K shares of the Fund may be characterized as a service fee.

ALL PLANS. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to securities companies and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected securities companies and other financial institutions and organizations which may enter into agreements with IDI. Payments will be made by IDI to broker-dealers who sell shares of the Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, INVESCO does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Company nor its investment advisor will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund. Financial institutions and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class instead of another.

Since the Fund did not have any distribution agreements prior to September 28, 2001, the Fund made no payments to IDI under the Plans during the fiscal year ended April 30, 2001.

The services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new shareholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

The Plans provide that they shall continue in effect with respect to the Fund as long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Directors. A Plan can also be terminated at any time by the Fund, without penalty, if a majority of the Independent Directors, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Company is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of the Fund's payments under a Plan without approval of the shareholders of that Fund's respective class of shares, and all material amendments to a Plan must be approved by the board of directors of the Company, including a majority of the Independent Directors. Under the agreement implementing the Plans, IDI or the Fund, the latter by vote of a majority of the Independent Directors, or a majority of the holders of the relevant class of the Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by the Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment." In this event, the Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by the Fund under a Plan. Such new arrangements must be approved by the directors, including a majority of the Independent Directors, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with IDI. On a quarterly basis, the directors review information about the distribution services that have been provided to the Fund and the 12b-1 fees paid for such services. On an annual basis, the directors consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of the Fund, should be made.

The only Company directors and interested persons, as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and directors of the Company who are also officers either of IDI or other companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to the Fund and its shareholders under the Plans include the following:

     o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;

     o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes; and

     o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on INVESCO's revenues could allow INVESCO and its affiliated companies:

     o To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel);

     o To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

     o To acquire and retain talented employees who desire to be associated with a growing organization.

SALES CHARGES AND DEALER CONCESSIONS

Class A shares of the Fund are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000.

                                                                  Dealer
                                                                  Concession
                                    Investor's Sales Charge       ----------
                                    ----------------------        As a
                                    As a            As a          Percentage
                                    Percentage      Percentage    of the
                                    of the Public   of the Net    Public
Amount of Investment in             Offering        Amount        Offering
Single Transaction(1)               Price           Invested      Price
---------------------               -----           --------      -----
Less than               $   25,000  5.50%           5.82%         4.75%
$ 25,000 but less than  $   50,000  5.25            5.54          4.50
$ 50,000 but less than  $  100,000  4.75            4.99          4.00
$100,000 but less than  $  250,000  3.75            3.90          3.00
$250,000 but less than  $  500,000  3.00            3.09          2.50
$500,000 but less than  $1,000,000  2.00            2.04          1.60

(1) There is no sales charge on purchases of $1,000,000 or more; however, IDI may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

IDI may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with IDI during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, IDI may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the INVESCO Funds during a specified period of time. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the Fund's shares or the amount the Fund will receive as proceeds from such sales. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

IDI may make payments to dealers and institutions that are dealers of record for purchases of $1 million or more of Class A shares which are sold at net asset value and are subject to a contingent deferred sales charge as follows: 1.00% of the first $2 million of such purchase, plus 0.80% of the next $1 million of such purchase, plus 0.50% of the next $17 million of such purchase, plus 0.25% of amounts in excess of $20 million of such purchase.

IDI may pay sales commissions to dealers and institutions that sell Class B shares of the Fund at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to IDI under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit IDI to recoup a portion of such sales commissions plus financing costs.

IDI may pay sales commissions to dealers and institutions that sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. IDI will retain all payments received by it relating to Class C shares for the thirteen months after they are purchased. The portion of the payments to IDI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit IDI to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, IDI will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where IDI grants an exemption on particular transactions. Should the dealer or institution elect to waive the sales commission, the 12b-1 fees will begin to be paid by IDI to the dealer or institution immediately.

IDI may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A shares of the Fund sold at net asset value to an employee benefit plan as follows: 1.00% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases.

REDUCTIONS IN INITIAL SALES CHARGES (CLASS A ONLY)

Reductions in the initial sales charges shown in the sales charges table (quantity discounts) apply to purchases of shares of the Fund that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined.

The term "purchaser" means:

     o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money purchase/profit sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

     o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

          a. the employer/sponsor submits contributions for all participating employees in a single contribution transmittal (i.e., the Fund will not accept contributions submitted with respect to individual participants);

          b. each transmittal is accompanied by a single check or wire transfer; and

          c. all new participants are added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

     o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
          Section 401 of the Code) and 457 plans, if more than one beneficiary or participant is involved;

     o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified IDI in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

     o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. IDI reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the INVESCO Funds without payment of the applicable sales charge other than to persons or entities that qualify for a reduction in the sales charge as provided herein.

1. LETTER OF INTENT (CLASS A ONLY). A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI confirms such purchaser's intention as to the total investment to be made in shares of the Fund within the following thirteen consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he/she understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of fund shares normally subject to an initial sales charge made during the thirteen-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Right of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the thirteen-month period after meeting the original obligation, a purchaser may revise his or her intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the thirteen-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within ninety days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the ninety-day period. The transfer agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than ninety days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the thirteen-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within twenty days of the expiration date, he/she irrevocably constitutes and appoints the transfer agent as his/her attorney to surrender for redemption any or all shares, to make up such difference within sixty days of the expiration date.

If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he/she must give written notice to IDI. If at any time before completing the LOI Program the purchaser requests the transfer agent to liquidate or transfer beneficial ownership of his/her total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

2. RIGHT OF ACCUMULATION (CLASS A ONLY). A "purchaser" as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in Class A shares of the Fund at the time of the proposed purchase. To determine whether a reduced initial sales charge applies to a proposed purchase, IDI takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the Fund owned by such purchaser, calculated at the then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser, calculated at the then current public offering price, and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns Class A shares with a value of $20,000 and wishes to invest an additional $20,000 in Class A shares, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish IDI with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

PURCHASES AT NET ASSET VALUE. Purchases of shares of the Fund at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from the Fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of the fund.

The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     o    INVESCO and its affiliates, or their clients;

     o Any current or retired officer, director or employee (and members of their immediate family) of INVESCO, its affiliates or the INVESCO Funds and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

     o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

     o Investment advisors or financial planners that place trades for their own accounts or the accounts of their clients and that charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker or agent;

     o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of the Funds by such plans are subject to initial sales charges; and

     o A shareholder of a fund that merges or consolidates with the Fund or that sells its assets to the Fund in exchange for shares of the Fund.

As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

In addition to the exceptions described in the Class A, B, C and K Prospectus, CDSCs will not apply to the following:

     o Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

     o Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 10% annually of the participant's or beneficiary's account value in the Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer not later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of the Fund; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

     o Liquidation by the Fund when the account value falls below the minimum required account size of $250;

     o    Investment account(s) of INVESCO; and

     o Class C shares if the investor's dealer of record notifies IDI prior to the time of investment that the dealer waives the payment otherwise payable to it.

Upon the redemption of Class A shares purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

     o    Shares held more than eighteen months;

     o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the Fund, and not on the aggregate investment made by the plan or on the number of eligible employees;

     o    Private foundations or endowment funds;

     o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

     o Shares acquired by exchange from Class A shares of the Fund unless the shares acquired are redeemed within eighteen months of the original purchase of Class A shares.

HOW TO PURCHASE AND REDEEM SHARES

A complete description of the manner by which shares of the Fund may be purchased appears in the Prospectuses under the caption "How To Buy Shares."

The sales charge normally deducted on purchases of Class A shares of the Fund is used to compensate IDI and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with IDI by persons, who because of their relationship with the Fund or with INVESCO and its affiliates, are familiar with the Fund, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), IDI believes that it is appropriate and in the Fund's best interests that such persons be permitted to purchase Class A shares of the Fund through IDI without payment of a sales charge. The persons who may purchase Class A shares of the Fund without a sales charge are set forth herein under the Caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value."

The following formula may be used by an investor to determine the public offering price per Class A share of an investment:

  Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price

Information concerning redemption of the Fund's shares is set forth in the Prospectuses under the caption "How To Sell Shares." Shares of the Fund may be redeemed directly through IDI or through any dealer who has entered into an agreement with IDI. In addition to the Fund's obligation to redeem shares, IDI may also repurchase shares as an accommodation to the shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with IDI must phone orders to the order desk of the Fund at 1-800-328-2234 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by IDI of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Fund or by IDI (other than any applicable CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction. INVESCO intends to redeem all shares of the Fund in cash.

The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, are the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Fund. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, acted as the independent accountants to the Fund's predecessor, the Pell Rudman Portfolio, from its inception on September 10, 1998 to April 30, 2001.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Company. The custodian is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

INVESCO, 4350 South Monaco Street, Denver, Colorado, is the Company's transfer agent, registrar, and dividend disbursing agent. Services provided by INVESCO include the issuance, cancellation and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

DST Systems, Inc., 333 West 11th Street, Fifth Floor, Kansas City, Missouri, acted as transfer agent to the Fund's predecessor, the Pell Rudman Portfolio, from its inception on September 10, 1998 to September 28, 2001.

LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Company.

BROKERAGE ALLOCATION AND OTHER PRACTICES

As the investment advisor to the Fund, INVESCO places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While INVESCO seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. INVESCO is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, INVESCO considers the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. INVESCO has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged the Fund are consistent with prevailing and reasonable commissions, INVESCO monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Fund.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, INVESCO may select brokers that provide research services to INVESCO and the Company, as well as other INVESCO mutual funds and other accounts managed by INVESCO. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with the Fund. Conversely, the Fund receives benefits of research acquired through the brokerage transactions of other clients of INVESCO.

In order to obtain reliable trade execution and research services, INVESCO may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, INVESCO is obligated to obtain favorable execution of the Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of the Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

Certain of the INVESCO Funds utilize fund brokerage commissions to pay custody fees for each respective fund. This program requires that the participating funds receive favorable execution.

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by the Pell Rudman Portfolio for the fiscal year ended April 30, 2001 was $25,650. For the fiscal year ended April 30, 2001 brokers providing research services received $28,713 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $17,354,075. Commissions totaling $0 were allocated to certain brokers in recognition of their sales of shares of the Fund on portfolio transactions of the Fund effected during the fiscal year ended April 30, 2001.

At April 30, 2001, the Fund held debt and equity securities of its regular brokers or dealers, or their parents, as follows:

--------------------------------------------------------------------------------
Fund                            Broker or Dealer            Value of Securities
                                                             at April 30, 2001
================================================================================
Pell Rudman Portfolio           J.P. Morgan Chase           $400,000
--------------------------------------------------------------------------------

Neither INVESCO nor any affiliate of INVESCO receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Fund and any broker-dealer that executes transactions for the Fund.

CAPITAL STOCK

The Company is authorized to issue up to four billion shares of common stock with a par value of $0.01 per share. As of November 30, 2001, the following shares of the Fund were outstanding:

      Institutional Class                                   529,562
      Class A                                                76,105
      Class B                                                12,474
      Class C                                                 4,195
      Class K                                                     0

A share of each class of the Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Fund will affect the performance of those classes. Each share of the Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B and C and K shares will differ. All shares of the Fund will be voted together, except that only the shareholders of a particular class of the Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and non-assessable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of the Fund.

All shares of the Company have equal voting rights based on one vote for each share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders.

Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Fund will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Company voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

TAX CONSEQUENCES OF OWNING SHARES OF THE FUND

The Fund intends to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to qualify as a regulated investment company during its current fiscal year. It is the policy of the Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay federal income or excise taxes and that all of the classes of the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that the Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If the Fund does not distribute all of its net investment income or net capital gains, it will be subject to income and excise taxes on the amount that is not distributed. If the Fund does not qualify as a regulated investment company, it will be subject to income tax on all of its net investment income and net capital gains at the corporate tax rates.

Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received deduction for corporations. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments.

The Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, the Fund will have a net capital gain. Distributions by the Fund of net capital gains are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the Fund. Such distributions are not eligible for the dividends-received deduction. After the end of each calendar year, the Fund sends information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and other distributions are taxable income to the shareholder, whether or not such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of the Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of the Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is declared, the net asset value is reduced by the amount of the distribution. If shares of the Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution. If a shareholder reinvests the distribution in the Fund, the shareholder's basis in the Fund increases by the amount of the distribution and the value of the Fund's investment is unchanged by the distribution.

If it invests in foreign securities, the Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. The Fund intends to "mark-to-market" its stock in any PFIC. In this context, "marking-to-market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, the Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. The Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If you have reported gains or losses for the Fund in past years, you must continue to use the method previously used, unless you apply to the IRS for permission to change methods. Even if you have reported gains or losses for the Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax advisor regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company for income tax purposes under the Internal Revenue Code of 1986, as amended, does not entail government supervision of management or investment policies.

PERFORMANCE

To keep shareholders and potential investors informed, INVESCO will occasionally advertise the Fund's total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Fund will disclose the maximum front-end sales charge imposed on purchases of the Fund's Class A shares and/or the applicable CDSC imposed on redemption of the Fund's Class B and Class C shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any) or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum initial sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1% - 5% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1% CDSC may be charged on redemptions of Class C shares held thirteen months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled "Distributor" for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual returns tend to even out variations in the Fund's returns, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking the Fund's maximum applicable Class A front-end sales charge or Class B or Class C CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

More information about the Pell Rudman Portfolio's (predecessor fund to the INVESCO Mid-Cap Growth Fund) recent and historical performance is contained in the UAM Funds Trust's Annual Report to Shareholders. You can get a free copy by calling or writing to INVESCO using the telephone number or address on the back cover of the Fund's Prospectuses.

The Fund may participate in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns may be attributable to its investment in IPOs, which have a magnified impact in the event the Fund has a small asset base. If this occurs, there is no guarantee that as the Fund's assets grow, they will continue to experience substantially similar performance by investing in IPOs.

When we quote mutual fund rankings published by Lipper Inc., we may compare the Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended October 31, 2001 was:

                                                                   10 YEARS OR
                                  1 YEAR         5 YEARS         SINCE INCEPTION
                                  ------         -------         ---------------
Pell Rudman Portfolio(1)         (28.77%)        N/A                  11.46%(2)
Mid-Cap Growth Fund - Class A     N/A            N/A                   1.20%(3)
Mid-Cap Growth Fund - Class B     N/A            N/A                   1.78%(3)
Mid-Cap Growth Fund - Class C     N/A            N/A                   5.78%(3)

(1) The Pell Rudman Portfolio reorganized into the INVESCO Mid-Cap Growth Fund and merged its investment operations on October 2, 2001. Shareholders of the Pell Rudman Mid-Cap Growth Portfolio received Institutional Class shares of the INVESCO Mid-Cap Growth Fund.
(2) Since commencement of investment operations on September 10, 1998.
(3) Since commencement of operations on October 2, 2001. Since inception numbers are not annualized.

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                         n
                                 P(1 + T) = ERV

where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

The average annual total return performance figures will be determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between that Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for the Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund grouping, in addition to the broad-based Lipper general fund groupings:

                                                        Lipper Mutual
Fund                                                    Fund Category
----                                                    -------------

Mid-Cap Growth Fund                                     Mid-Cap Growth Funds

Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
BANXQUOTE
BARRON'S
BUSINESS WEEK
CDA INVESTMENT TECHNOLOGIES
CNBC
CNN
CONSUMER DIGEST
FINANCIAL TIMES
FINANCIAL WORLD
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTMENT COMPANY DATA, INC.
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
MONEY
MORNINGSTAR
MUTUAL FUND FORECASTER
NO-LOAD ANALYST
NO-LOAD FUND X
PERSONAL INVESTOR
SMART MONEY
THE NEW YORK TIMES
THE NO-LOAD FUND INVESTOR
U.S. NEWS AND WORLD REPORT
UNITED MUTUAL FUND SELECTOR
USA TODAY
THE WALL STREET JOURNAL
WIESENBERGER INVESTMENT COMPANIES SERVICES
WORKING WOMAN
WORTH

CODE OF ETHICS

INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires INVESCO's personnel to conduct their personal investment activities in a manner that INVESCO believes is not detrimental to the Fund or INVESCO's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS

On October 2, 2001, the Fund assumed all the assets and liabilities of the Pell Rudman Portfolio. Prior to that date, the Fund had no assets or investment operations.

The following unaudited financial statements for the six months ended October 31, 2001 are attached hereto:

     Statement of Investment Securities as of October 31, 2001

     Statement of Assets and Liabilities as of October 31, 2001

     Statement of Operations as of October 31, 2001

     Statement of Changes in Net Assets for the six months ended October 31, 2001 and the year ended April 30, 2001

     Notes to Financial Statements

     Financial  Highlights

The following audited financial statements for the fiscal year ended April 30, 2001 are attached hereto:

     Statement of Net Assets as of April 30, 2001

     Statement of Operations for the fiscal year ended April 30, 2001

     Statement of Changes in Net Assets for the fiscal year ended April 30, 2001 and 2000

     Financial Highlights for the fiscal year ended April 30, 2001, 2000, 1999 and 1998

     Notes to Financial Statements

     Report of Independent Accountants.

STATEMENT OF INVESTMENT SECURITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
OCTOBER 31, 2001
UNAUDITED

%       DESCRIPTION                                SHARES                  VALUE
--------------------------------------------------------------------------------

MID-CAP GROWTH FUND
100.00  COMMON STOCKS
2.15    APPAREL RETAIL
        TJX Cos                                     4,780            $   161,564
================================================================================
1.02    APPLICATION SOFTWARE
        BEA Systems(a)                              6,300                 76,482
================================================================================
4.90    BANKS
        Northern Trust                              2,570                129,759
        TCF Financial                               5,690                238,980
================================================================================
                                                                         368,739
2.32    BIOTECHNOLOGY
        Genzyme Corp-General Division(a)            1,720                 92,794
        Gilead Sciences(a)                          1,300                 81,770
================================================================================
                                                                         174,564
3.58    BROADCASTING -- RADIO/TV
        Entercom Communications(a)                  3,190                107,503
        Univision Communications Class A Shrs(a)    6,475                161,875
================================================================================
                                                                         269,378
2.38    CABLE & SATELLITE OPERATORS
        USA Networks(a)                             9,690                178,684
================================================================================
1.33    COMPUTER STORAGE & PERIPHERALS
        Brocade Communications Systems(a)           4,080                100,164
================================================================================
10.09   DATA PROCESSING SERVICES
        Concord EFS(a)                             10,334                282,842
        Fiserv Inc(a)                               7,647                284,392
        Paychex Inc                                 5,975                191,558
================================================================================
                                                                         758,792
1.97    DIVERSIFIED FINANCIAL SERVICES
        Ambac Financial Group                       3,092                148,416
================================================================================
4.62    EDUCATION SERVICES
        Apollo Group Class A Shrs(a)                5,187                210,852
        DeVRY Inc(a)                                5,080                136,906
================================================================================
                                                                         347,758
2.76    ELECTRONIC EQUIPMENT & INSTRUMENTS
        Flextronics International Ltd(a)           10,420                207,358
================================================================================
3.01    FOOD RETAIL
        Whole Foods Market(a)                       6,520                226,570
================================================================================
2.63    GENERAL MERCHANDISE STORES
        BJ's Wholesale Club(a)                      3,890                197,495
================================================================================
6.99    HEALTH CARE DISTRIBUTORS & SERVICES
        Express Scripts Class A Shrs(a)             2,600                106,444
        Lincare Holdings(a)                         6,050                155,485

%       DESCRIPTION                                SHARES                  VALUE
--------------------------------------------------------------------------------

       Patterson Dental(a)                          3,225            $   122,550
       Quest Diagnostics(a)                         2,160                141,221
================================================================================
                                                                         525,700
2.98   HEALTH CARE EQUIPMENT
       Laboratory Corp of America Holdings(a)       2,600                224,120
================================================================================
0.59   HOTELS
       Expedia Inc Class A Shrs(a)                  1,500                 44,115
================================================================================
2.04   INDUSTRIAL MACHINERY
       Donaldson Co                                 4,140                130,617
       Illinois Tool Works                            400                 22,880
================================================================================
                                                                         153,497
8.17   IT CONSULTING & SERVICES
       Affiliated Computer Services(a)              4,615                406,351
       BISYS Group(a)                               4,000                208,080
================================================================================
                                                                         614,431
2.27   LIFE & HEALTH INSURANCE
       AFLAC Inc                                    6,990                170,975
================================================================================
4.71   MANAGED HEALTH CARE
       Caremark Rx(a)                              11,000                147,400
       First Health Group(a)                        7,660                206,820
================================================================================
                                                                         354,220
1.69   MOTORCYCLE MANUFACTURERS
       Harley-Davidson Inc                          2,810                127,181
================================================================================
0.51   OIL & GAS DRILLING
       Nabors Industries(a)                         1,240                 38,118
================================================================================
2.42   OIL & GAS EQUIPMENT & SERVICES
       Weatherford International(a)                 5,320                182,104
================================================================================
0.23   OIL & GAS EXPLORATION & PRODUCTION
       Kerr-McGee Corp                                300                 17,280
================================================================================
6.37   PHARMACEUTICALS
       AmerisourceBergen Corp(a)                    4,095                260,278
       Forest Laboratories(a)                       2,940                218,677
================================================================================
                                                                         478,955
13.97  SEMICONDUCTORS
       Altera Corp(a)                              11,050                223,210
       Linear Technology                            6,645                257,826
       Maxim Integrated Products(a)                 7,135                326,426
       Microchip Technology(a)                      7,788                243,141
================================================================================
                                                                       1,050,603
2.02   SPECIALTY STORES
       Bed Bath & Beyond(a)                         6,070                152,114
================================================================================
0.83   SYSTEMS SOFTWARE
       VERITAS Software(a)                          2,200                 62,436
================================================================================

%      DESCRIPTION                                 SHARES                  VALUE
--------------------------------------------------------------------------------

1.45   TRUCKING
       CH Robinson Worldwide                        4,076            $   109,114
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $6,848,737)(b)                                          $ 7,520,927
================================================================================
(a)   Security is non-income producing.

(b)   Also represents cost for income tax purposes.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
OCTOBER 31, 2001
UNAUDITED


                                                                         MID-CAP
                                                                          GROWTH
                                                                            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost                                                          $   6,848,737
================================================================================
  At Value                                                         $   7,520,927
Cash                                                                      60,885
Receivables:
  Fund Shares Sold                                                       721,900
  Dividends                                                                2,851
Prepaid Expenses and Other Assets                                         70,744
================================================================================
TOTAL ASSETS                                                           8,377,307
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                        126,292
  Fund Shares Repurchased                                                  5,338
Accrued Distribution Expenses
  Class A                                                                     19
  Class B                                                                     30
  Class C                                                                     14
Accrued Expenses and Other Payables                                       26,033
================================================================================
TOTAL LIABILITIES                                                        157,726
================================================================================
NET ASSETS AT VALUE                                                $   8,219,581
================================================================================
NET ASSETS
Paid-in Capital(a)                                                 $  10,805,551
Accumulated Undistributed Net Investment Loss                           (88,633)
Accumulated  Undistributed  Net  Realized  Loss on
  Investment Securities                                              (3,169,527)
Net Appreciation of Investment Securities                                672,190
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding              $   8,219,581
================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                              $   7,375,951
================================================================================
  Class A                                                          $     746,576
================================================================================
  Class B                                                          $      71,364
================================================================================
  Class C                                                          $      25,690
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO COUNSELOR SERIES FUNDS, INC.
OCTOBER 31, 2001
UNAUDITED
                                                                         MID-CAP
                                                                          GROWTH
                                                                            FUND
                                                                     (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                                    584,665
  Class A                                                                 59,042
  Class B                                                                  5,665
  Class C                                                                  2,039
================================================================================
NET ASSET VALUE PER SHARE:
  Institutional  Class,  Offering  and  Redemption Price per Share    $    12.62
  Class A
    Redemption Price per Share                                        $    12.64
    Offering Price per Share (Maximum sales charge of 5.50%)          $    13.38
  Class B, Offering and Redemption Price per Share
    (excludes applicable contingent deferred sales charge)            $    12.60
  Class C, Offering and Redemption Price per Share
    (excludes applicable contingent deferred sales charge)            $    12.60
================================================================================
(a) INVESCO Counselor Series Funds, Inc. have four billion authorized shares of common stock, par value $0.01 per share. Of such shares, 800 million have been allocated to Mid-Cap Growth Fund: 200 million to each Class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO COUNSELOR SERIES FUNDS, INC.
SIX MONTHS ENDED OCTOBER 31, 2001 (NOTE 1)
UNAUIDITED
                                                                         MID-CAP
                                                                          GROWTH
                                                                            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                         $       14,491
Interest                                                                   5,869
================================================================================
  TOTAL INCOME                                                            20,360
================================================================================
EXPENSES
Investment Advisory Fees                                                  84,411
Distribution Expenses
  Class A                                                                     19
  Class B                                                                     30
  Class C                                                                     14
Transfer Agent Fees                                                       21,798
Administrative Services Fees                                              29,773
Custodian Fees and Expenses                                                5,513
Directors' Fees and Expenses                                               1,012
Interest Expenses                                                            431
Professional Fees and Expenses                                            10,515
Registration Fees and Expenses - Institutional Class                       6,077
Reports to Shareholders                                                   30,800
Other Expenses                                                             2,045
================================================================================
  TOTAL EXPENSES                                                         192,438
  Fees and Expenses Absorbed by Investment advisor                      (83,377)
  Fees and Expenses Paid Indirectly                                         (68)
================================================================================
    NET EXPENSES                                                         108,993
================================================================================
NET INVESTMENT LOSS                                                     (88,633)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                           (1,104,804)
Change in Net Depreciation of Investment Securities                  (1,900,106)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                    (3,004,910)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                        $  (3,093,543)
================================================================================
See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
MID-CAP GROWTH FUND

                                                      SIX MONTHS            YEAR
                                                           ENDED           ENDED
                                                      OCTOBER 31        APRIL 30
--------------------------------------------------------------------------------
                                                            2001            2001
                                                       UNAUDITED
                                                        (Note 1)
OPERATIONS
Net Investment Loss                                $    (88,633)  $    (175,909)
Net Realized Loss on Investment Securities           (1,104,804)       (796,381)
Change in Net Depreciation of Investment Securities  (1,900,106)     (2,135,538)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS           (3,093,543)     (3,107,828)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment
  Securities - Institutional Class                             0       (778,945)
In Excess of Net Realized Gains on Investment
  Securities - Institutional Class                             0     (1,092,371)
Return of Capital - Institutional Class                        0       (116,990)
================================================================================
TOTAL DISTRIBUTIONS                                            0     (1,988,306)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                                    776,158       6,632,010
  Class A                                                774,355              --
  Class B                                                 73,003              --
  Class C                                                 26,000              --
Reinvestment of Distributions - Institutional Class            0       1,799,677
================================================================================
                                                       1,649,516       8,431,687
Amount Paid for Repurchases of Shares -
  Institutional Class                               (10,077,908)     (1,296,614)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                       (8,428,392)       7,135,073
================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS             (11,521,935)       2,038,939
NET ASSETS
Beginning of Period                                   19,741,516      17,702,577
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of ($88,633)
  and $0, respectively)                            $   8,219,581  $   19,741,516
================================================================================

        ---------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold
  Institutional Class                                     52,794         361,810
  Class A                                                 59,042              --
  Class B                                                  5,665              --
  Class C                                                  2,039              --
Reinvestment of Distributions - Institutional Class            0         116,404
================================================================================
                                                         119,540         478,214
Shares Repurchased - Institutional Class               (803,665)        (72,870)
================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                 (684,125)         405,344
================================================================================
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO COUNSELOR SERIES FUNDS, INC.-- MID-CAP GROWTH FUND
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Counselor Series Funds, Inc. is incorporated in Maryland and presently consists of four separate Funds: Advantage Fund, Advantage Global Health Sciences Fund, Global Growth Fund and Mid-Cap Growth Fund (formerly Pell Rudman Mid-Cap Growth Portfolio here after referred to as the "Fund"). The other Funds are presented in a separate report to shareholders. The investment objective of the Fund is to seek capital appreciation by investing in companies with medium market capitalizations. INVESCO Counselor Series Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company.

At a special meeting held on September 14, 2001, shareholders approved an Agreement and Plan of Reorganization and Liquidation by which Pell Rudman Mid-Cap Growth Portfolio reorganized into the Fund. Effective October 2, 2001, prior shareholders of the Pell Rudman Mid-Cap Growth Portfolio received Institutional Class shares of the Fund. In addition the Fund's fiscal year end will change from April 30 to August 31.

The Fund offers four classes of shares, referred to as Class A, Class B, Class C and Institutional Class shares. Class A, B and C shares are subject to an annual distribution fee of 0.35%, 1.00% and 1.00%, respectively, of the Fund's annual average net assets attributable to each Class' shares, while Institutional Class shares are not subject to any distribution fees. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front end sales charge. Class B shares and Class C shares are subject to a contingent deferred sales charge by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.

The Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended October 31, 2001, there was no such investments by the Fund.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, non-taxable dividends, passive foreign investment company income and stock dividends and other corporate reorganizations.

F. EXPENSES -- The Fund or Class bears expenses incurred specifically on its behalf and, in addition, the Fund or Class bears a portion of general expenses, based on the relative net assets of each Class.

Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses paid indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment advisor. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for the Fund is based on the annual rate of 1.00% of average net assets. Prior to October 2, 2001, Pell Rudman Trust Company, N.A., an affiliate of Old Mutual (US) Holdings, Inc. served as the Fund's investment advisor. As compensation for its services to the Fund, Pell Rudman Trust Company, N.A., received an investment advisory fee based on the annual rate of 1.00% of average daily net assets.

A master distribution plan and agreement for each Class of shares pursuant to Rule 12b-1 of the Act (the "Plans") provides for compensation of certain promotional and other sales related costs to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG. Effective October 2, 2001, the Fund is governed by this master distribution plan and agreement. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the

Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. Any unreimbursed expenses IDI incurs with respect to Class A and Class C shares in any fiscal year can not be recovered in subsequent years. For the period ended October 31, 2001, there were no amounts paid to the Distributor for any Class of shares.

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the period ended October 31, 2001, for Class B were as follows:

                                            DISTRIBUTOR'S          DISTRIBUTOR'S
                                                AGGREGATE           UNREIMBURSED
                                             UNREIMBURSED          EXPENSES AS %
                       AMOUNT RETAINED           EXPENSES          OF NET ASSETS
FUND                    BY DISTRIBUTOR         UNDER PLAN               OF CLASS
--------------------------------------------------------------------------------
Mid-Cap Growth Fund
  Class B Plan          $           30      $       2,850                  3.99%

Prior to October 2, 2001, Funds Distributor, Inc. provided distribution services to the Fund at no cost.

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Prior to October 2, 2001, the Fund paid such transfer agent fees through the Fund's Administration Agreement.

In accordance with an Administrative Services Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. Prior to October 2, 2001, in accordance with the prior Administration Agreement the Fund paid SEI Investments Mutual Funds Services ("SEI"), 0.073% per annum of the average daily net assets of the Fund and an annual base fee of $54,500. From May 1, 2001 to October 1, 2001, the Fund paid SEI $28,662.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by the Fund for the period of October 2,2001 to October 31, 2001. For the period from May 1, 2001 to October 1, 2001, Pell Rudman Trust Company, N.A., voluntarily agreed to waive a portion of its advisory fees and to assume expenses if necessary, in order to keep the Fund's total annual operating expenses, after the effect of interest, taxes, brokerage commissions and extraordinary expenses, from exceeding 1.30% of average daily net assets.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $1,040,252 and $9,905,788, respectively.

There were no purchases or sales of U.S. Government Securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At October 31, 2001, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $1,448,800 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $776,610, resulting in net appreciation of $672,190.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.

Effective October 2, 2001, the Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for the six months ended October 31, 2001.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- SECURITIES LOANED. Effective October 2, 2001, the Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Fund receives annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. At October 31, 2001, there were no such securities lending arrangements for the Fund.

NOTE 7 -- INTERFUND BORROWING AND LENDING. The Fund is party to an interfund lending agreement between the Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Prior to reorganization, the Fund did not participate in the Interfund Borrowing and Lending Agreement. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. For the period of October 2, 2001 to October 31, 2001, the Fund borrowed cash at a weighted average rate of 2.70%. At October 31, 2001, there were no such borrowings and/or lendings for the Fund.

NOTE 8 -- LINES OF CREDIT. Effective December 10, 2001, the Fund will have available a Redemption Line of Credit Facility ("RLOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The RLOC permits borrowings to a maximum of 10% of the net assets at value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance at prevailing market rates as defined in the LOC agreement. Prior to October 2, 2001, the Fund, along with other UAM Funds, entered into an agreement which enabled them to participate in a $100 million unsecured line of credit with several banks for temporary purposes to fund redemption of investors shares.

NOTE 9 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares of the Fund are currently sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% which may be reduced or certain sales charge exceptions may apply. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder; it is not an expense of the Fund. For the period ended October 31, 2001, the Distributor did not receive a CDSC from shareholder redemptions for Class A, Class B and Class C shares.

FINANCIAL HIGHLIGHTS
MID-CAP GROWTH FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                 SIX MONTHS                                       PERIOD
                                                      ENDED                                        ENDED
                                                 OCTOBER 31           YEAR ENDED APRIL 30       APRIL 30
--------------------------------------------------------------------------------------------------------
                                                       2001           2001           2000        1999(a)
                                                  UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period           $    14.78      $   19.03      $   12.76      $   10.00
========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                  (0.15)         (0.13)         (0.12)         (0.02)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                           (2.01)         (2.38)           6.41           2.78
========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (2.16)         (2.51)           6.29           2.76
========================================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                       0.00           0.68           0.02           0.00
In Excess of Capital Gains                             0.00           0.96           0.00           0.00
Return of Capital                                      0.00           0.10           0.00           0.00
========================================================================================================
TOTAL DISTRIBUTIONS                                    0.00           1.74           0.02           0.00
========================================================================================================
Net Asset Value -- End of Period                 $    12.62      $   14.78      $   19.03      $   12.76
========================================================================================================

TOTAL RETURN                                    (14.61%)(b)       (13.60%)         49.49%      27.50%(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)       $    7,376      $  19,742      $  17,703      $   6,185
Ratio of Expenses to Average Net Assets(c)(d)      0.65%(b)          1.30%          1.31%       1.30%(e)
Ratio of Net Investment Loss to Average
  Net Assets(d)                                  (0.53%)(b)        (0.90%)        (0.95%)     (0.68%)(e)
Portfolio Turnover Rate                               6%(b)            41%            42%         24%(b)

(a) From September 10, 1998, commencement of investment operations, to April 30, 1999.

(b) Based on operations for the period shown and, accordingly, is not representative of a full year.

(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment advisor, which is before any expense offset arrangements (which may include custodian fees).

(d) Various expenses of the Class were voluntarily absorbed by IFG for the period of October 2, 2001 to October 31, 2001 and by Pell Rudman Trust Company, N.A. for the period May 1, 2001 to October 1, 2001, representing the six months ended October 31, 2001. Years ended April 30, 2001 and 2000 and the period ended April 30, 1999 were voluntarily absorbed by Pell Rudman Trust Company, N.A. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.15%, 1.88%, 2.48% and 7.74% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.03%), (1.48%), (2.12%) and (7.12%) (annualized), respectively.

(e)  Annualized

FINANCIAL HIGHLIGHTS
MID-CAP GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                          PERIOD
                                                                           ENDED
                                                                      OCTOBER 31
--------------------------------------------------------------------------------
                                                                         2001(a)
                                                                       UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $      11.80
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income(b)                                                    0.00
Net Gains on Securities (Both Realized and Unrealized)                      0.84
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                            0.84
================================================================================
Net Asset Value -- End of Period                                    $      12.64
================================================================================

TOTAL RETURN(c)                                                         7.12%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $        747
Ratio of Expenses to Average Net Assets(e)(f)                           0.14%(d)
Ratio of Net Investment Income to Average Net Assets(f)                 0.15%(d)
Portfolio Turnover Rate                                                    6%(g)

(a)  From October 2, 2001, since inception of Class A, to October 31, 2001.

(b)  Net Investment Income aggregated less than $0.01 on a per share basis.

(c) The applicable sales charges are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment advisor, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the period ended October 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.23%, and ratio of net investment income to average net assets would have been 0.06%.

(g)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the six months ended October 31, 2001.

FINANCIAL HIGHLIGHTS
MID-CAP GROWTH FUND -- CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                          PERIOD
                                                                           ENDED
                                                                      OCTOBER 31
--------------------------------------------------------------------------------
                                                                         2001(a)
                                                                       UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $      11.80
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                       (0.01)
Net Gains on Securities (Both Realized and Unrealized)                      0.81
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                            0.80
================================================================================
Net Asset Value -- End of Period                                    $      12.60
================================================================================

TOTAL RETURN(b)                                                         6.78%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $         71
Ratio of Expenses to Average Net Assets(d)(e)                           0.22%(c)
Ratio of Net Investment Loss to Average Net Assets(e)                 (0.16%)(c)
Portfolio Turnover Rate                                                    6%(f)

(a)  From October 2, 2001, since inception of Class B, to October 31, 2001.

(b)  The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment advisor, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended October 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.31%, and ratio of net investment loss to average net assets would have been (0.25%).

(f)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the six months ended October 31, 2001.

FINANCIAL HIGHLIGHTS
MID-CAP GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                          PERIOD
                                                                           ENDED
                                                                      OCTOBER 31
--------------------------------------------------------------------------------
                                                                         2001(a)
                                                                       UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $      11.80
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                       (0.01)
Net Gains on Securities (Both Realized and Unrealized)                      0.81
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                            0.80
================================================================================
Net Asset Value -- End of Period                                    $      12.60
================================================================================

TOTAL RETURN(b)                                                         6.78%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $         26
Ratio of Expenses to Average Net Assets(d)(e)                           0.21%(c)
Ratio of Net Investment Loss to Average Net Assets(e)                 (0.16%)(c)
Portfolio Turnover Rate                                                    6%(f)

(a)  From October 2, 2001, since inception of Class C, to October 31, 2001.

(b)  The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment advisor, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended October 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.29%, and ratio of net investment loss to average net assets would have been (0.24%).

(f)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the six months ended October 31, 2001.

OTHER INFORMATION
INVESCO COUNSELOR SERIES FUNDS, INC. -- MID-CAP GROWTH FUND
UNAUDITED


SPECIAL SHAREHOLDER MEETING

A special meeting of shareholders was held on September 14, 2001. Shareholders approved the following three proposals:

1. A new investment advisory agreement between the UAM Funds and INVESCO Funds Group, Inc. on behalf of the Pell Rudman Mid-Cap Growth Portfolio.

     For:                     823,952

     Against:                   6,365

     Abstain:                     852

2. A new investment advisory agreement between INVESCO Counselor Series Funds, Inc. and INVESCO Funds Group, Inc. on behalf of the INVESCO Mid-Cap Growth Fund.

     For:                     823,039

     Against:                   7,278

     Abstain:                     852

3. An agreement and plan of reorganization and liquidation between UAM Funds, on behalf of the Pell Rudman MidCap Growth Portfolio and the INVESCO Counselor Series Funds, Inc., on behalf of the INVESCO Mid-Cap Growth Fund.

     For:                     693,916

     Against:                   7,279

     Abstain:                     852

     Broker Non-Vote:         129,122

UAM FUNDS                     PELL RUDMAN MID-CAP GROWTH PORTFOLIO
                              APRIL 30, 2001


STATEMENT OF NET ASSETS
COMMON STOCKS -- 98.3%
--------------------------------------------------------------------------------

                                                  SHARE                VALUE
                                                  -----                -----
AUTOMOTIVE -- 1.4%
   Harley-Davidson...........................     5,810           $  267,783
                                                                  ----------

BANKS -- 1.9%
   Northern Trust............................     2,570              167,127
   TCF Financial.............................     5,690              216,391
                                                                     -------
                                                                     383,518
                                                                     -------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.5%
   Cablevision Systems, C1 A*................     3,165              217,594
   Entercom Communications*..................     5,690              259,578
   NTL*......................................     7,268              211,426
                                                                     -------
                                                                     688,598
                                                                     -------
CHEMICALS -- 2.5%
   Cambrex ..................................     5,240              243,765
   Millipore.................................     4,190              240,296
                                                                     -------
                                                                     484,061
                                                                     -------
COMMUNICATIONS EQUIPMENT -- 1.7%
   Brocade Communications System* ...........     4,080              154,999
   Comverse Technology*                           2,720              186,320
                                                                     -------
                                                                     341,319
                                                                     -------
COMPUTERS & SERVICES -- 3.0%
   Affiliated ComputerServices, C1 A* .......     6,615              476,280
   Exodus Communications*....................    11,215              107,664
                                                                     -------
                                                                     583,944
                                                                     -------
FINANCIAL SERVICES -- 6.4%
   Bisys Group...............................     8,500              409,700
   Capital One Financial.....................     4,765              299,528
   Federated Investors, C1 B.................     4,510              131,466
   Fiserv*...................................     7,765              429,715
                                                                     -------
                                                                   1,270,409
                                                                   ---------
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

UAM FUNDS                     PELL RUDMAN MID-CAP GROWTH PORTFOLIO
                              APRIL 30, 2001

COMMON STOCKS -- CONTINUED
--------------------------------------------------------------------------------

                                                  SHARE                VALUE
                                                  -----                -----
HEALTH -- 5.3%
   Caremark Rx*..............................    13,000           $  206,050
   Express Scripts, C1 A*....................     4,300              365,070
   Laboratory Corp Of America Holdings*......     3,300              465,300
                                                                     -------
                                                                   1,036,420
                                                                   ---------
INSURANCE -- 3.2%
   Aflac.....................................     6,990           $  222,282
   AMBAC Financial Group ....................     3,092              166,381
   Oxford Health Plans*......................     7,740              240,714
                                                                     -------
                                                                     629,377
                                                                     -------
MACHINERY -- 2.1%
   Danaher...................................     4,995              279,770
   Donaldson.................................     5,140              142,275
                                                                     -------
                                                                     422,045
                                                                     -------
MEASURING DEVICES -- 1.7%
   Applied Biosystems Group - Applera........     3,755              120,385
   Garmin*...................................     5,260              110,460
   Waters*...................................     2,041              106,540
                                                                     -------
                                                                     337,385
                                                                     -------
MEDIA-TV/RADIO/CABLE -- 5.3%
   Gemstar-TV Guide International* ..........     4,881              202,659
   Univision Communications, C1 A*...........     6,475              283,022
   USA Networks*.............................     9,690              242,734
   Westwood One*.............................    11,845              310,931
                                                                     -------
                                                                   1,039,346
                                                                   ---------
MEDICAL PRODUCTS & SERVICES -- 5.4%
   Lincare Holdings*.........................     5,525              275,532
   Minimed*..................................     6,615              264,203
   Patterson Dental*.........................     8,725              266,636
   Quest Diagnostics*........................     2,080              256,256
                                                                     -------
                                                                   1,062,627
                                                                   ---------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

UAM FUNDS                     PELL RUDMAN MID-CAP GROWTH PORTFOLIO
                              APRIL 30, 2001

COMMON STOCKS -- CONTINUED
--------------------------------------------------------------------------------

MISCELLANEOUS BUSINESS SERVICES -- 8.3%
   BEA Systems*..............................     6,300           $  257,355
   Concord EFS*..............................    12,667              589,649
   CSG Systems International*................     6,618              385,234
   Paychex...................................    11,655              402,797
                                                                     -------
                                                                   1,635,035
                                                                   ---------
MISCELLANEOUS MANUFACTURING -- 6.1%
   Blyth.....................................     7,940              181,826
   Celestica ................................     4,440              226,884
   Flextronics International.................    12,420              333,974
   Sanmina*..................................    10,280              299,662
   SCI Systems*..............................     6,535              166,969
                                                                     -------
                                                                   1,209,315
                                                                   ---------
NATURAL GAS -- 1.3%
   Dynegy, C1 A..............................     4,400              254,540
                                                                     -------

PETROLEUM & FUEL PRODUCTS -- 4.5%
   Ensco International.......................     4,720              183,608
   Grant Prideco*............................     9,625              192,500
   Nabors Industries*........................     3,540              211,055
   Weatherford International*................     5,320              309,784
                                                                     -------
                                                                     896,947
                                                                     -------
PHARMACEUTICALS -- 3.0%
   Alza*.....................................     3,470              158,648
   COR Therapeutics*.........................     6,490              201,190
   Forest Laboratories*......................     3,940              240,931
                                                                     -------
                                                                     600,769
                                                                     -------
PROFESSIONAL SERVICES -- 2.1%
   Apollo Group, C1 A*.......................     7,187              223,516
   DeVry*....................................     6,080              192,189
                                                                     -------
                                                                     415,705
                                                                     -------
RESTAURANTS -- 2.2%
   CEC Entertainment*........................     5,125              262,656
   Jack in the Box*..........................     6,315              167,158
                                                                     -------
                                                                     429,814
                                                                     -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

UAM FUNDS                     PELL RUDMAN MID-CAP GROWTH PORTFOLIO
                              APRIL 30, 2001

COMMON STOCKS -- CONTINUED
--------------------------------------------------------------------------------

RETAIL -- 7.3%
   Bed Bath & Beyond*........................    11,570           $  327,662
   Dollar General............................     9,635              158,977
   Dollar Tree Stores*.......................     6,492              135,813
   Ethan Allen Interiors.....................     7,845              278,498
   Men's Wearhouse*..........................     5,585              142,138
   TJX.......................................     7,780              243,747
   Whole Foods Market*.......................     3,260              158,436
                                                                     -------
                                                                   1,445,271
                                                                   ---------
SEMICONDUCTORS/INSTRUMENTS -- 10.8%
   Altera*...................................     15,050             380,615
   Applied Micro Circuits*...................      2,350              61,147
   Integrated Device Technology*.............      6,135             240,308
   Lattice Semiconductor*....................      7,730             190,390
   Linear Technology.........................      6,645             319,226
   Maxim Integrated Products*................     11,135             566,215
   Microchip Technology*.....................     12,788             369,957
                                                                     -------
                                                                   2,127,858
                                                                   ---------
TELEPHONES & TELECOMMUNICATION -- 4.2%
   American Tower, C1 A*.....................      8,555             229,274
   Crown Castle International*...............      7,420             181,716
   Time Warner Telecom, C1 A*................      3,215             162,840
   US Cellular*..............................      3,705             244,530
                                                                     -------
                                                                     818,360
                                                                     -------
TEXTILES & APPAREL -- 1.0%
   Jones Apparel Group* .....................      5,150             204,661
                                                                     -------

TRUCKING -- 0.7%
   C.H. Robinson Worldwide...................      5,076             137,357
                                                                     -------

WHOLESALE -- 3.4%
   Bergen Brunswig, C1 A.....................     11,070             202,581
   BJ's Wholesale Club*......................      7,390             334,767
   United Stationers*........................      4,620             131,531
                                                                     -------
                                                                     668,879
                                                                     -------
TOTAL COMMON STOCKS
   (Cost $16,819,047) .......................                    $19,391,343
                                                                 -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

UAM FUNDS                     PELL RUDMAN MID-CAP GROWTH PORTFOLIO
                              APRIL 30, 2001

SHORT-TERM INVESTMENT  -- 2.0%
--------------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT               VALUE
                                                  ------               -----
REPURCHASE AGREEMENT -- 2.0%

   Chase Securities, Inc. 4.30%, dated 05/01/01
      to be repurchased at $400,048,
      collateralized by $394,022 of various
      U.S. Treasury Obligations valued at
      $412,915 (Cost $400,000)...............   $400,000         $   400,000
                                                                 -----------

TOTAL INVESTMENTS-- 100.3%
   (Cost $17,219,047)........................                     19,791,343
                                                                  ----------

OTHER ASSETS AND LIABILITIES, NET-- (0.3%)...                       (49,827)
                                                                  ----------


NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
   Paid in Capital...........................                     19,233,943
   Accumulated Net Realized Loss on Investments                  (2,064,723)
   Net Unrealized Appreciation...............                      2,572,296
                                                                 -----------

   TOTAL NET ASSETS -- 100.0%.................                   $19,741,516
                                                                 ===========

   INSTITUTIONAL CLASS SHARES:
   Shares Issued and Outstanding
      (Unlimited authorization, no par value)                      1,335,536
   NET ASSET VALUE, Offering and Redemption Price Per Share           $14.78
                                                                      ======

   *        NON-INCOME PRODUCING SECURITY
   CL       CLASS
   (A)      THE COST FOR FEDERAL INCOME TAX PURPOSES WAS $17,219,054. AT APRIL
            30, 2001, NET UNREALIZED APPRECIATION FOR ALL SECURITIES BASED ON
            TAX COST WAS $2,572,289. THIS CONSISTED OF AGGREGATE GROSS
            UNREALIZED APPRECIATION FOR ALL SECURITIES OF $3,755,794 AND
            AGGREGATE GROSS UNREALIZED DEPRECIATION FOR ALL SECURITIES OF
            $1,183,505.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

UAM FUNDS           PELL RUDMAN MID-CAP GROWTH PORTFOLIO FOR
                    THE YEAR ENDED APRIL 30, 2001


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................................    $     35,562
Interest....................................................          42,690
                                                                      ------

   TOTAL INCOME.............................................          78,252
                                                                      ------

EXPENSES
Investment Advisory Fees--Note B............................         195,509
Administrative Fees--Note C.................................          89,075
Printing Expenses...........................................          25,534
Audit Fees..................................................          13,315
Filing and Registration Fees................................          12,403
Custodian Fees..............................................           6,721
Trustees' Fees--Note F......................................           3,398
Legal Fees..................................................           2,259
Other Expenses..............................................          20,990
                                                                      ------

   TOTAL EXPENSES...........................................         369,204
Less:
Waiver of Investment Advisory Fee--Note B...................       (114,229)
                                                                   ---------

   NET EXPENSES BEFORE EXPENSE OFFSET.......................         254,975
Expense Offset--Note A......................................           (814)
                                                                       -----

   NET EXPENSES AFTER EXPENSE OFFSET........................         254,161

NET INVESTMENT LOSS.........................................       (175,909)
                                                                   ---------

NET REALIZED LOSS ON INVESTMENTS............................       (796,381)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS...............................................     (2,135,538)
                                                                 -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ............     (2,931,919)
                                                                 -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.......     $(3,107,828)
                                                                ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

UAM FUNDS                     PELL RUDMAN MID-CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                  YEAR ENDED       YEAR ENDED
                                                    APRIL 30,        APRIL 30,
                                                        2001             2000
                                                  -----------      ----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Loss..........................$    (175,909)     $ (107,737)
   Net Realized Gain (Loss).....................     (796,381)        957,137
   Net Change in Unrealized Appreciation
    (Depreciation)..............................   (2,135,538)      4,022,628
                                                   -----------      ---------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ................   (3,107,828)      4,872,028
                                                   -----------      ---------

DISTRIBUTIONS:
   Net Realized Gain............................     (778,945)        (19,797)
   In Excess of Net Realized Gains..............   (1,092,371)            ---
   Return of Capital ...........................     (116,990)            ---
                                                                    ---------

   TOTAL DISTRIBUTIONS .........................   (1,988,306)        (19,797)
                                                  ------------      ---------

CAPITAL SHARE TRANSACTIONS:
   Issued.......................................    6,632,010       7,195,658
   Issued in Lieu of Cash Distributions ........    1,799,677          17,674
   Redeemed ....................................   (1,296,614)       (547,587)
                                                  ------------      ---------

   NET INCREASE FROM CAPITAL SHARE TRANSACTIONS     7,135,073       6,665,745
                                                    ---------       ---------

   TOTAL INCREASE...............................    2,038,939      11,517,976

NET ASSETS:
   Beginning of Period .........................   17,702,577       6,184,601
                                                   ----------      ----------

   End of Period (Including undistributed net investment
        income of $0 and $0, respectively) ....    19,741,516     $17,702,577
                                                   ==========     ============

SHARE ISSUED AND REDEEMED:
   Shares Issued................................      361,810         480,012
   In Lieu of Cash Distributions................      116,404           1,121
   Shares Redeemed..............................      (72,870)        (35,514)
                                                   -----------    -----------

   NET INCREASE IN SHARES OUTSTANDING...........      405,344         445,619
                                                   ===========    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

UAM FUNDS                          PELL RUDMAN MID-CAP GROWTH PORTFOLIO


FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------

                                                    SELECTED PER SHARE DATA & RATIOS
                                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            SEPTEMBER 10,
                                             YEAR ENDED     YEAR ENDED         1998* TO
                                              APRIL 30,      APRIL 30,         APRIL 30,
                                                 2001          2000              1999
                                             ----------     ----------      -------------
Net Asset Value, Beginning of Period......    $ 19.03        $ 12.76           $ 10.00
                                              -------        -------           -------

Income from Investment Operations
Net Investment Loss.......................      (0.13)         (0.12)            (0.02)
Net Realized and Unrealized Gain (Loss)         (2.38)          6.41              2.78
                                              -------        -------           -------
Total from Investment Operations .........      (2.51)          6.29              2.76
                                              -------        -------           -------
DISTRIBUTIONS:
Net Realized Gain.........................      (0.68)         (0.02)              ---
In Excess of Net Realized Gains...........      (0.96)           ---               ---
Return of Capital.........................      (0.10)           ---               ---
                                                ------        ------              ----
   TOTAL DISTRIBUTIONS....................      (1.74)         (0.02)              ---

Net Asset Value, End of Period...........     $ 14.78          19.03             12.76
                                               =======       =======           =======

TOTAL RETURN+............................      (13.60)%        49.49%            27.50%***
                                               =======       =======           =======

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)....      $19,742        $17,703            $6,185
Ratio of Expenses to Average Net Assets..         1.30%          1.31%             1.30%**
Ratio of Net Investment Loss to Average
Net Assets...............................       (0.90)%        (0.95)%           (0.68)%**
Portfolio Turnover Rate..................          41%            42%               24%

+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED AND EXPENSES ASSUMED BY THE advisor DURING THE PERIOD.
*  COMMENCEMENT OF OPERATIONS
** ANNUALIZED
*** NOT ANNUALIZED

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

UAM FUNDS                     PELL RUDMAN MID-CAP GROWTH PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Pell Rudman Mid-Cap Growth Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 2001, the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide capital appreciation by investing primarily in quality growth companies with medium market capitalizations (i.e., companies with market capitalizations that fall within the range of the Russell Mid-Cap Growth Index at the time of investment).

     A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. SECURITY VALUATION: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

          2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

UAM FUNDS                     PELL RUDMAN MID-CAP GROWTH PORTFOLIO


          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments of net operating losses.

          Permanent book and tax differences relating to net operating losses resulted in reclassifications of an increase of $175,909 to undistributed net investment income, an increase of $58,917 to accumulated net realized loss and a decrease to paid in capital of $116,992.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. OTHER: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

          6. ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

          B. INVESTMENT ADVISORY SERVICES: Under the terms of an investment advisory agreement, Pell Rudman Trust Company, N.A., (the "advisor"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets for the month. The advisor has voluntarily agreed to waive a

UAM FUNDS                     PELL RUDMAN MID-CAP GROWTH PORTFOLIO

     portion of its advisory fees and to assume expenses if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of interest, taxes, brokerage commissions and extraordinary expenses, from exceeding 1.30% of average daily net assets. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. ADMINISTRATIVE SERVICES: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI
Investments Company, DST Systems, Inc., ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the eleven months ended March 31, 2001, UAMFSI was paid $83,501, of which $37,539 was paid to SEI for their services, $12,385 to DST for their services and $7,919 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the one month ended April 30, 2001 the Administrator was paid $5,574.

     D. DISTRIBUTION SERVICES: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

   E. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

UAM FUNDS                     PELL RUDMAN MID-CAP GROWTH PORTFOLIO


     F. PURCHASES AND SALES: For the year ended April 30, 2001, the Portfolio made purchases of $12,808,773 and sales of $7,786,143 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     G. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. At April 30, 2001, the Portfolio had no borrowings under the agreement.

     H. OTHER: At April 30, 2001, 70% of total shares outstanding were held by 2 record shareholders, each owning more than 10% of the aggregate total shares outstanding. UAM was the record shareholder of 34% of the aggregate total shares outstanding.

     At April 30, 2000 the Portfolio has elected to defer $2,064,717 of post-October capital losses for Federal income tax purposes. These losses will be available to off-set realized capital gains for the fiscal year ending April 30, 2002.

     I. SUBSEQUENT EVENT: Anglo-American fund group Amvescap Plc. announced the proposed acquisition of Pell Rudman & Co., Inc. from Old Mutual plc. The deal is subject to regulatory approval and is expected to close in the third quarter of 2001. When the deal is approved, the advisor, an affiliate of Old Mutual (US) Holdings Inc. (formerly UAM), will become an affiliate of Amvescap Plc.

     The closing of the transaction will result in an "assignment" of the advisory agreement. Under the Investment Company Act of 1940, an assignment of an advisory agreement terminates the agreement. As a result, the Board of Trustees and shareholders of the Portfolio will be required to approve a new advisory agreement for the Portfolio. Shareholders will be notified at a later date as to the date of a shareholder meeting to approve a new advisory agreement. For the period from the closing of the transaction through the shorter of shareholder approval of the transaction or 150 days, the Portfolio may operate under an interim advisory agreement that has been approved by the Board of Trustees. During this period, there will be no change in the operations of the portfolio.

UAM FUNDS                     PELL RUDMAN MID-CAP GROWTH PORTFOLIO


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
UAM Funds Trust and Shareholders of
Pell Rudman Mid-Cap Growth Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pell Rudman Mid-Cap Growth Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 10, 1998 (commencement of operations) through April 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.





PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
June 15, 2001

APPENDIX A

BOND RATINGS

The following is a description of Moody's and S&P's bond ratings:

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.